Exhibit 10.4

CONFORMED COPY

Amendment No. 1 dated as of May 16, 2014

Amendment No. 2 dated as of November 20, 2014

Amendment No. 3 dated as of February 2, 2015

Amendment No. 4 dated as of June 5, 2015

Amendment No. 5 dated as of December 15, 2015

Amendment No. 6 dated as of June 13, 2016

Amendment No. 7 dated as of January 9, 2017

Amendment No. 8 dated as of May 11, 2017

Amendment No. 9 dated as of September 29, 2017

Amendment No. 10 dated as of October 26, 2017

Amendment No. 11 dated as of April 17, 2018

Amendment No. 12 dated as of June 12, 2018

Amendment No. 13 dated as of October 30, 2018

Amendment No. 14 dated as of December 19, 2018

Amendment No. 15 dated as of May 3, 2019

Amendment No. 16 dated as of December 20, 2019

Amendment No. 17 dated as of May 11, 2020

Amendment No. 18 dated as of September 28, 2020

Amendment No. 19 dated as of May 19, 2021

Amendment No. 20 dated as of December 10, 2021

Amendment No. 21 dated as of September 29, 2022

Amendment No. 22 dated as of December 16, 2022

Amendment No. 23 dated as of March 15, 2023

Amendment No. 24 dated as of June 2, 2023

Amendment No. 25 dated as of October 26, 2023

Amendment No. 26 dated as of December 15, 2023

Amendment No. 27 dated as of March 7, 2025

Amendment No. 28 dated as of May 29, 2026

Amendment No. 29 dated as of June 30, 2026

UACC AUTO FINANCING TRUST IV,
as Borrower,

UNITED AUTO CREDIT CORPORATION,

as Servicer and Custodian,

[***]
Backup Servicer and Account Bank,

the LENDERS

from time to time parties hereto,

the AGENTS

from time to time parties hereto,

and

[***],
as Administrative Agent

WAREHOUSE AGREEMENT
Dated as of November 19, 2013

Table of Contents

Page

ARTICLE One DEFINITIONS; CONSTRUCTION

Section 1.01. Definitions

Section 1.02. Accounting Terms and Determinations

Section 1.03. Computation of Time Periods

Section 1.04. Interpretation

Section 1.05. Interest Rates

Section 1.06. Acknowledgement Regarding Any Supported QFCs.

ARTICLE Two LOANS

Section 2.01. Loans

Section 2.02. Funding Mechanics

Section 2.03. Reductions of Commitments

Section 2.04. Extensions of Commitments

Section 2.05. The Notes

Section 2.06. Optional Principal Repayments; Interpayments

Section 2.07. Payments

Section 2.08. Settlement Procedures

Section 2.09. Mandatory Payments

Section 2.10. Payments, Computations, Etc.

Section 2.11. Collections and Allocations; Investment of Funds

Section 2.12. Fees

Section 2.13. Increased Costs; Capital Adequacy; Illegality

Section 2.14. Taxes

Section 2.15. Sharing of Payments, Etc.

Section 2.16. The Account Bank

Section 2.17. Alternate Rate of Interest.

ARTICLE Three SECURITY

Section 3.01. Collateral

Section 3.02. Release of Collateral; No Legal Title

Section 3.03. Protection of Security Interest; Administrative Agent, as Attorney-in-Fact

Section 3.04. Assignment of the Purchase Agreement

Section 3.05. Waiver of Certain Laws

ARTICLE Four CONDITIONS OF CLOSING AND LOANS

Section 4.01. Conditions to Closing and Initial Loan

Section 4.02. Conditions Precedent to All Loans

ARTICLE Five REPRESENTATIONS AND WARRANTIES

Section 5.01. Representations and Warranties of the Borrower

Section 5.02. Representations and Warranties of the Borrower Relating to this Agreement and the Receivables

Section 5.03. Representations and Warranties of the Servicer

Section 5.04. Retransfer of Certain Receivables

ARTICLE Six COVENANTS

Section 6.01. Affirmative Covenants of the Borrower

Section 6.02. Negative Covenants of the Borrower

Section 6.03. Covenant of the Borrower Relating to Hedging

Section 6.04. Affirmative Covenants of the Servicer

Section 6.05. Negative Covenants of the Servicer

ARTICLE Seven ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 7.01. Designation of Servicing

Section 7.02. Servicing Compensation

Section 7.03. Duties of the Servicer

Section 7.04. Collection of Payments

Section 7.05. Payment of Certain Expenses by Servicer

Section 7.06. Reports

Section 7.07. Due Diligence

Section 7.08. Annual Statement as to Compliance

Section 7.09. Annual Independent Public Accountant’s Reports

Section 7.10. Rights Prior to Assumption of Duties by the Backup Servicer or Designation of Successor Servicer

Section 7.11. Rights After Assumption of Duties by Backup Servicer or Designation of Successor Servicer; Liability

Section 7.12. Limitation on Liability of the Servicer and Others

Section 7.13. The Servicer Not to Resign

Section 7.14. Servicer Termination Events

Section 7.15. Appointment of Successor Servicer

Section 7.16. Merger or Consolidation, Assumption of Obligations or Resignation of the Servicer

Section 7.17. Responsibilities of the Borrower

Section 7.18. Custody of Receivable Files.

Section 7.19. Duties of Custodian

ARTICLE Eight THE BACKUP SERVICER

Section 8.01. Designation of the Backup Servicer

Section 8.02. Duties of the Backup Servicer

Section 8.03. Backup Servicing Compensation

Section 8.04. Backup Servicer Removal

Section 8.05. Backup Servicer Not to Resign

Section 8.06. Monthly Backup Servicer Certificate

Section 8.07. Covenants of the Backup Servicer

ARTICLE Nine TERMINATION EVENTS

Section 9.01. Termination Events

Section 9.02. Actions Upon Occurrence of the Termination Date

Section 9.03. Exercise of Remedies

Section 9.04. Waiver of Certain Laws

Section 9.05. Power of Attorney

ARTICLE Ten INDEMNIFICATION

Section 10.01. Indemnities by the Borrower and UACC

ARTICLE Eleven THE ADMINISTRATIVE AGENT AND THE AGENTS

Section 11.01. Authorization and Action

Section 11.02. Delegation of Duties

Section 11.03. Exculpatory Provisions

Section 11.04. Reliance

Section 11.05. Non-Reliance on Agents and Other Lenders

Section 11.06. Indemnification

Section 11.07. Agents in their Individual Capacity

Section 11.08. Successor Agents

ARTICLE Twelve ASSIGNMENTS; PARTICIPATIONS

Section 12.01. Assignments and Participations

ARTICLE Thirteen MUTUAL COVENANTS REGARDING CONFIDENTIALITY

Section 13.01. Covenants of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian

Section 13.02. Covenants of the Administrative Agent, the Agents and the Lenders

Section 13.03. Non-Confidentiality of Tax Treatment and Tax Structure

ARTICLE Fourteen MISCELLANEOUS

Section 14.01. Amendments and Waivers

Section 14.02. Notices, Etc.

Section 14.03. No Waiver, Rights and Remedies

Section 14.04. Binding Effect

Section 14.05. Term of this Agreement

Section 14.06. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE

Section 14.07. WAIVER OF JURY TRIAL

Section 14.08. Costs, Expenses and Taxes

Section 14.09. No Insolvency Proceedings

Section 14.10. Recourse Against Certain Parties

Section 14.11. Limitations on Consequential, Indirect and Certain Other Damages

Section 14.12. Patriot Act Compliance

Section 14.13. Execution in Counterparts; Severability; Integration

Section 14.14. Limitation of Liability of Owner Trustee

SCHEDULES

Schedule A – Conduit Supplement SA-1

Schedule B – Eligible Receivable Criteria SB-1

Schedule C – Schedule of Receivables SC-1

Schedule D – Location of Receivable Files SD-1

Schedule E – Schedule of Documents SE-1

Schedule F – Eligible Commercial Vehicle Criteria SF-1

Schedule G – Portfolio Purchase Receivables SG-1

EXHIBITS

Exhibit A – Form of Funding Request A-1

Exhibit B – Form of Note B-1

Exhibit C – Form of Assignment and Acceptance C-1

Exhibit D – [***] D-1

Exhibit E – Form of Power of Attorney E-1

Exhibit F – [***] F-1

Exhibit G – Form of Release of Documents G-1

Exhibit H – Form of Receivable Receipt H-1

Exhibit I – Authorized Representatives H-1

WAREHOUSE AGREEMENT

This Warehouse Agreement, dated as of November 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is among UACC Auto Financing Trust IV, a Delaware statutory trust, as borrower (the “Borrower”), United Auto Credit Corporation, a California corporation (“UACC”), as servicer (in such capacity, the “Servicer”) and as custodian (in such capacity, the “Custodian”), [***], as backup servicer (in such capacity, the “Backup Servicer”) and account bank (in such capacity, the “Account Bank”), the Lenders from time to time parties hereto (the “Lenders”), the Agents for the Lender Groups (as defined herein) from time to time parties hereto (the “Agents”), and [***], a national banking association, as administrative agent for the Lenders and the Agents and as agent for the Secured Parties (as defined herein) (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower was formed for the purpose of taking assignments of, and holding, various assets, including motor vehicle finance contracts, amounts received on or in respect of such finance contracts and proceeds of the foregoing;

WHEREAS, the Borrower has requested that the Lenders make loans to the Borrower from time to time, the proceeds of which will be used to finance the purchase price of motor vehicle retail installment contracts as described herein;

WHEREAS, the Lenders agree to make such loans to the Borrower and [***] agrees to act as Backup Servicer and Account Bank, in each case upon the terms and subject to the conditions set forth therein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS; CONSTRUCTION
Section 1.01.
Definitions. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

“2025 Q3 Receivable” means any Receivable which was originated during or prior to the third quarter in the year 2025, provided, however, that any such Receivable which was included in the Schedule of Receivables in connection with a Funding Request delivered prior to the date of the Twenty-Ninth Amendment Effective Date shall not be a 2025 Q3 Receivable.

“3 Month Rolling Average Net Loss-to-Liquidation Ratio” means, as of any date of determination, the greater of (i) the average Serviced Portfolio Net Loss-to Liquidation Ratio for the prior three Collection Periods, and (ii) the average Net Loss-to-Liquidation Ratio for the prior three Collection Periods.

“ABS Rate” shall mean, as of any date, the assumed rate of prepayment on the Receivables for each Collection Period based upon the “Absolute Prepayment Model”, applied in accordance with then-current market standards.

“Account” means each of the Collection Account, the Hedge Reserve Account and the Local Bank Account.

“Account Bank” has the meaning given to such term in the Preamble.

“Account Bank Fee” means $[***] per month.

“Account Collateral” means, with respect to each Account, such Account, together with all cash, securities, financial assets (as defined in Section 8-102(a)(9) of the UCC) and investments and other property from time to time deposited or credited to such Account and all proceeds thereof.

“Account Control Agreement” means the Controlled Accounts Control Agreement relating to the Collection Account and the Hedge Reserve Account, dated as of the Closing Date, among the Borrower, the Servicer, the Administrative Agent and the Account Bank.

“Additional Amount” has the meaning given to such term in Section 2.14(a).

“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) [***]%; provided that if Adjusted Daily Simple SOFR as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement.

“Administrative Agent” has the meaning given to such term in the Preamble.

“Advance Rate Reduction Percentage” means, on any date of determination (a) if a Level I Overcollateralization Increase Event has occurred and is continuing on such date, [***] plus (ii) if a SOFR Step-Up Event has occurred and is continuing on such date, [***]%.

“Advisors” means accountants, attorneys, consultants, advisors, credit enhancers, liquidity providers and Persons similar to the foregoing and the respective directors, officers, employees and managers of each of the foregoing.

“Affected Party” has the meaning given to such term in Section 2.13(a).

“Affiliate” means, with respect to a Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” or “controlled” have meanings correlative to the foregoing.

“Agent” means the agent for a particular Lender Group and “Agents” means all agents for all Lender Groups.

“Aggregate Commitment” means, as of any day, the sum of the Commitments of each Lender.

“Aggregate Net Principal Balance” means, as of any day, (i) the aggregate Net Principal Balance of all Eligible Receivables minus (ii) the Excess Concentration Amount.

“Aggregate Unpaids” means, as of any day, an amount equal to the sum of (i) the Loans Outstanding, (ii) all accrued but unpaid Interest and (iii) all Unused Fees and other Obligations owed (whether due or accrued) by the Borrower to the Secured Parties, the Backup Servicer, the Account Bank and the Custodian (if other than UACC) under this Agreement and the other Basic Documents.

“Agreement” has the meaning given to such term in the Preamble.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus [***] and (c) Adjusted Daily Simple SOFR plus [***] Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Daily Simple SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Daily Simple SOFR, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Error: Reference source not found (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Error: Reference source not found), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement.

“Amortization Period” means the period commencing on the earlier to occur of (i) the Commitment Termination Date and (ii) the Termination Date, and ending on the date on which the Loans Outstanding have been reduced to zero and all other Aggregate Unpaids have been paid in full.

“Amount Financed” means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the related Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of a Contract and related costs.

“Annual Percentage Rate” or “APR” means, with respect to a Receivable, the rate per annum of finance charges stated in such Receivable as the “annual percentage rate” (within the meaning of the Federal Truth-in-Lending Act). If, after the applicable Funding Date, the rate per annum with respect to a Receivable as of such Funding Date is reduced (i) as a result of an Insolvency Proceeding involving the related Obligor or (ii) pursuant to the Servicemembers Civil Relief Act or similar State law, “Annual Percentage Rate” or “APR” shall refer to such reduced rate.

“Applicable Law” means, with respect to any Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any

Governmental Authority (including usury laws, the Federal Truth in Lending Act, Regulation Z and Regulation B of the Consumer Financial Protection Bureau, the Securities Act and the Exchange Act), and applicable judgments, decrees, injunctions, writs, orders or line actions of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

“Assignment and Acceptance” means an assignment and acceptance agreement between a Lender and an Eligible Assignee, in substantially the form of Exhibit C hereto.

“Authorized Officer” means, with respect to any Person other than a natural person, any officer of such Person, including any president, vice president, executive vice president, assistant vice president, treasurer, assistant treasurer, secretary or assistant secretary or any other officer performing functions similar to those performed by such officers.

“Authorized Representative” means, with respect to the Borrower, (i) any president or any executive vice president of UACC and (ii) any officer, employee or director of UACC listed as an Authorized Representative in Exhibit I hereto (which shall remain in effect until UACC or the Borrower notifies the Administrative Agent of any change by delivery of an updated form), in each case, as attorney-in-fact for the Borrower.

“Available Amount” means, as of any day, the positive amount, if any, by which the Facility Amount exceeds the sum of (i) the Loans Outstanding on such day and (ii) the outstanding principal amount of all Indebtedness owed by any Special Purpose Affiliate to [***] or its Affiliates pursuant to any amortizing conduit warehouse facility provided by [***] or its Affiliates secured by receivables similar to the Receivables.

“Available Funds” means, for any Payment Date and the related Collection Period, the sum of (i) Collections on deposit in the Collection Account, to the extent received during or in respect of the related Collection Period, (ii) any Monthly Accrued Interest Payment Amount made by UACC pursuant to Section 6.04(o) and (iii) all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Hedge Reserve Account received prior to such Payment Date.

“Available Funds Shortfall” means, for any Payment Date and the related Collection Period, the positive excess, if any, of (i) the amount necessary to make all distributions required to be made pursuant to clauses (i) through (v) of Section 2.08 over (ii) Available Funds.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Error: Reference source not found.

“Back End Loan-to-Value Ratio” means, with respect to any Receivable, the percentage equivalent of a fraction, (i) the numerator of which is the original Principal Balance of such

Receivable and (ii) the denominator of which is the wholesale trade-in book value of the related Financed Vehicle (as reflected in the N.A.D.A. or Kelley Blue Book appraisal guides and taking into account specific features and mileage of such Financed Vehicle) at the date of origination of such Receivable.

“Backup Servicer” has the meaning given to such term in the Preamble.

“Backup Servicer Termination Notice” has the meaning given to such term in Section 8.04.

“Backup Servicing Fee” means the fee payable to the Backup Servicer on each Payment Date in accordance with Section 2.12(b) in an amount equal to [***] per month.

“Band 1 Receivable” means a Receivable or Serviced Portfolio Receivable with a [***] greater than or equal to [***].

“Band 2 Receivable” means a Receivable or Serviced Portfolio Receivable with a [***] greater than or equal to [***] but less than [***].

“Band 3 Receivable” means a Receivable or Serviced Portfolio Receivable with a [***] greater than or equal to [***] but less than [***].

“Band 4 Receivable” means a Receivable or Serviced Portfolio Receivable with a [***] less than [***].

“Bankruptcy Code” means the United States Bankruptcy Code (Title 11 of the United States Code).

“Basel II” means the second Basel Accord issued by the Basel Committee on Banking Supervision.

“Basel III” means the third Basel Accord issued by the Basel Committee on Banking Supervision.

“Basic Documents” means this Agreement, each Note, the Purchase Agreement, each Transfer Agreement, the Fee Letter, the Intercreditor Agreement, the Intercreditor Party Supplement, the Trust Agreement, the Account Control Agreement, the ICA Account Control Agreement, all Hedging Agreements, the Performance Guaranty and any other document, certificate, opinion, agreement or writing the execution of which is necessary or incidental to carrying out the transactions contemplated by this Agreement or any of the other foregoing documents.

“Benchmark” means, initially, with respect to any Loan, Daily Simple SOFR; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to Daily Simple SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Error: Reference source not found.

“Benchmark Replacement” means, for any Loan, the sum of (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Basic Documents. The Owner Trustee shall be under no obligation (i) to monitor, determine or verify the unavailability or cessation of the applicable Benchmark, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, or (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, even if the Administrative Agent, the Borrower or other responsible party does not take these actions.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Basic Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Basic Document in accordance with Error: Reference source not found and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Basic Document in accordance with Error: Reference source not found.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means (i) employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA, (ii) plans described in Section 4975(e)(1) of the Code, including individual retirement accounts or Keogh Plans that are not exempt under Section 4975(g) of the Code and (iii) any entities whose underlying assets include plan assets by reason of a plan’s investment in such entities.

“Borrower” has the meaning given to such term in the Preamble.

“Borrower Basic Documents” means all Basic Documents to which the Borrower is a party or by which it is bound.

“Borrower Indemnified Amounts” has the meaning given to such term in Section 10.01(a).

“Borrower Indemnified Party” has the meaning given to such term in Section 10.01(a).

“Borrower’s Account” means the bank account of the Borrower, as notified to the Administrative Agent from time to time in writing by the Borrower, into which all Principal Amounts shall be deposited, which account, as of the Closing Date, is in the name UACC Auto Financing Trust IV, at the Local Bank.

“Borrowing Base” means, as of any date of determination, an amount equal to the lesser of (i) the product of the Weighted Average Advance Rate on such date and the Aggregate Net Principal Balance on such date and (ii) the Aggregate Commitment.

“Breakage Costs” means such amount or amounts as shall compensate any Lender for any loss, cost or expense (but excluding lost profits) incurred by such Lender (as reasonably determined by such Lender) as a result of any prepayment of a Loan (and interest thereon).

“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York, New York, Minneapolis, Minnesota or Chicago, Illinois; provided that, in relation to any Loan bearing interest by reference to Daily Simple SOFR (a “SOFR Loan”), and any interest rate settings, fundings, disbursements, settlements or payments of any such SOFR Loan, or any other dealings of such SOFR Loan, any such day that is only an U.S. Government Securities Business Day.

“C-Score” means, with respect to a Receivable or a Serviced Portfolio Receivable, a numeric internal credit score for such Receivable calculated by UACC in accordance with the Credit and Collection Policy.

“Cap” means a Hedging Transaction in the form of an interest rate cap.

“Cash” means, on any date of determination, Dollars immediately available on such date.

“Cash Equivalents” means:

(a) any instrument in marketable debt obligations issued or fully guaranteed or insured by the government of the United States or by an instrumentality or agency of the United States having an equivalent credit rating, maturing within ninety (90) days of the date of acquisition and not convertible or exchangeable to any other security;

(b) certificates of deposit maturing within ninety (90) days of the date of acquisition;

(c) commercial paper not convertible or exchangeable to any other security (i) for which a recognized trading market exists, (ii) issued by an issuer incorporated in the United States, and (iii) which matures within ninety (90) days of the date of acquisition;

(d) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (c) of this definition which can be turned into cash on not more than 60 days’ notice; or

(e) any other debt security approved by the Administrative Agent and each Agent,

in each case, (i) which are denominated in Dollars, (ii) which have a credit rating of either A-1 or higher by S&P or F1 or higher by Fitch or P-1 or higher by Moody’s or R-1 (middle) or higher by DBRS, and (iii) to which VFH or any of its consolidated Subsidiaries is beneficially entitled at that time and which is not issued or guaranteed by VFH or any Affiliate or Subsidiary thereof.

“Certificate of Title” means, with respect to a Financed Vehicle, (i) the original certificate of title relating thereto, or copies of correspondence to the applicable Registrar of Titles, and all enclosures thereto, for issuance of the original certificate of title or (ii) if the applicable Registrar of Titles issues a letter or other form of evidence of lien in lieu of a certificate of title (including electronic titling), the original lien entry letter or form or copies of correspondence to such applicable Registrar of Titles, and all enclosures thereto, for issuance of the original lien entry letter or form, which, in either case, shall name the related Obligor as the owner of such Financed Vehicle and the Originator, the Borrower or the Administrative Agent, as secured party.

“Change in Control” means [***]

“Charged-off Receivable” means any Receivable or Serviced Portfolio Receivable required to be charged off in accordance with the Credit and Collection Policy.

“Closing Date” means November 19, 2013.

“Code” means the Internal Revenue Code of 1986.

“Collateral” has the meaning given to such term in Section 3.01(a).

“Collateral Coverage Ratio” means, as of any day, with respect to all or a specified portion of the Receivables, as indicated by the context, a percentage equivalent of a fraction, (i) the numerator of which equals all Loans Outstanding as of such day and (ii) the denominator of which equals the Aggregate Net Principal Balance as of the most recent Determination Date (or as of the related Cutoff Date in the case of Receivables added to the Collateral following such Determination Date) immediately preceding the Collection Period during which such day occurs.

“Collateral Coverage Ratio Failure” means, as of any date of determination, that the Collateral Coverage Ratio as of such date exceeds the Weighted Average Advance Rate as of such date.

“Collection Account” means a segregated trust account established by the Servicer with the Account Bank, in the name of the Borrower, for the benefit of the Secured Parties, into which all Collections shall be deposited.

“Collection Period” means, with respect to any Payment Date, the immediately preceding calendar month, except for the first Payment Date, in which case such term means the period beginning on the date of this Agreement to and including the last day of November 2013.

“Collections” means, with respect to any Collection Period and the related Payment Date, (i) all cash collections or other cash proceeds of any Receivable received by the Borrower, the Servicer and the Backup Servicer in its capacity as Successor Servicer (including from the Originator) from or on behalf of any Obligor in payment of any amounts owed in respect of such Receivable, including all Release Amounts or Release Price amounts deposited in the Collection Account pursuant to Section 5.04, Insurance Proceeds, interest earnings in the Accounts and all Recoveries, (ii) any other funds received by the Servicer (including from the Originator or the Borrower) with respect to any Receivable (exclusive of ancillary fees and extension fees, which may be retained by the Servicer), Financed Vehicle or any other Collateral and (iii) all payments received by or on behalf of the Borrower pursuant to any Hedging Agreement or Hedge Transaction.

“Commercial Paper Notes” means any short-term promissory notes issued by a Conduit Lender with respect to financing any Loan hereunder.

“Commitment” means, with respect to any Lender, the commitment of such Lender to fund Loans in an aggregate amount not to exceed the amount set forth below such Lender’s name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.

“Commitment Termination Date” means June 30, 2027, or such later date to which the Commitment Termination Date may be extended in accordance with Section 2.04(a).

“Committed Lender” means any Lender that is designated as a Committed Lender in the Conduit Supplement or in the Assignment and Acceptance pursuant to which it became a party to this Agreement, and any assignee of such Lender to the extent of the portion of such Commitment assumed by such assignee pursuant to its respective Assignment and Acceptance.

“Conduit Lender” means any Lender that is designated as a Conduit Lender in the Conduit Supplement or in the Assignment and Acceptance pursuant to which it became a party to this Agreement, and any assignee of such Lender to the extent of the portion of such Commitment assumed by such assignee pursuant to its respective Assignment and Acceptance.

“Conduit Supplement” means, for each Lender Group, the information set forth in Schedule A to this Agreement for such Lender Group, as it may be amended or otherwise modified from time to time by such Lender Group, with, in the case of changes to the Facility Amount, Commitment and the definition of Cost of Funds Rate, the consent of the Borrower.

“Confidential Information” means any information with respect to the Borrower or UACC, their respective businesses or financial condition, the Receivables or Serviced Portfolio Receivables and includes (i) information transmitted in written, oral, magnetic or any other medium, (ii) all copies and reproductions, in whole or in part, of such information and (iii) all summaries, analyses, compilations, studies, notes or other records which contain, reflect or are generated from such information; provided, that Confidential Information does not include, with respect to a Person, information that (a) was already known to such Person and such knowledge was not obtained from any other entity who was known by such Person to be subject to an obligation of confidentiality or otherwise prohibited from transmitting such information to such Person, (b) is or has become part of the public domain through no act or omission of such Person, (c) is or was developed independently by such Person or (d) is or was lawfully and independently provided to such Person from a third party who is not known by such Person to be subject to an obligation of confidentiality or otherwise prohibited from transmitting such information.

“Continued Errors” has the meaning given to such term in Section 7.10(e).

“Contract” means any retail installment sale contract executed by an Obligor for a Financed Vehicle under which an extension of credit by the Originator is made in the ordinary course of business to such Obligor and which is secured by the related Financed Vehicle which the Borrower acquires all right, title or interest to from UACC pursuant to the Purchase Agreement or a related Transfer Agreement.

“Contractual Obligation” means, with respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

“Cost of Funds Rate” means, with respect to a Conduit Lender, the rate identified as its “Cost of Funds Rate” in the Conduit Supplement for the related Lender Group.

“Covered Modification” means, for any contract, a modification of the APR or the number or amount of Scheduled Payments or an extension of more than two Scheduled Payments (unless required by Applicable Law or court order issued pursuant to Insolvency Proceedings involving the related Obligor).

“Cram Down Loss” means, with respect to a Receivable, if a court of appropriate jurisdiction in an Insolvency Proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Payments to be made on a Receivable, an amount equal to such reduction in the Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Payments as so modified or restructured. A “Cram Down Loss” shall be deemed to have occurred on the date such order is entered.

“Credit and Collection Policy” means, with respect to the initial Servicer, the credit and collection policies of the Servicer or, with respect to any Successor Servicer, the customary credit and collection policies of such Successor Servicer. The Credit and Collection Policy, as in effect on the Closing Date, [***].

“Credit Enhancement Percentage” means, with respect to a Collection Period, a fraction (expressed as a percentage) the numerator of which is an amount equal to the Aggregate Net Principal Balance minus the Loans Outstanding, in each case, as of the close of business on the last day of such Collection Period and the denominator of which is an amount equal to the Aggregate Net Principal Balance as of the close of business on the last day of such Collection Period.

“Credit Facility” means any of the committed loan facilities, lines of credit, letters of credit and other forms of credit enhancement available to the Conduit Lenders that are not Liquidity Facilities.

“Credit Provider” means any provider of a Credit Facility or a Liquidity Facility.

“Custodian” means, (i) so long as no Custodian Termination Event has occurred, UACC, acting directly as Custodian and/or [***] as an agent of UACC, and (ii) following the occurrence of a Custodian Termination Event, [***] or a different successor custodian appointed pursuant to Section 7.19(g).

“Custodian Fee” means the fee payable to the Custodian on each Payment Date in accordance with Section 2.12(b), in an amount equal to, if the Custodian is (i) UACC, $0 (as the Servicing Fee covers the compensation of UACC as Custodian), and (ii) any entity other than UACC, the amount agreed upon by such Custodian, the Borrower and the Administrative Agent.

“Custodian Termination Event” means [***]

“Cutoff Date” means, with respect to Receivables transferred to the Borrower on each Funding Date, the last day of the most recently ended Collection Period.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Dealer” means a franchised or independently owned automobile dealer that sold a Financed Vehicle to an Obligor and through which the Contract and related Receivable were originated by the Dealer, which Contract and Receivable were assigned by such Dealer to the Originator pursuant to the related Dealer Agreement, were assigned by the Originator to the Borrower pursuant to the Purchase Agreement and are collaterally assigned to the Administrative Agent hereunder.

“Dealer Agreement” means an existing agreement between a Dealer and the Originator regarding the terms and conditions of the acquisition by the Originator from such Dealer of Contracts and the related Receivables, which agreement includes (i) certain representations, warranties and covenants of such Dealer with respect to the Contracts and related Receivables sold by such Dealer, including that such Dealer has all applicable licenses and approvals to originate Receivables that are Eligible Receivables, and (ii) the agreement of such Dealer to repurchase Contracts and any related Receivable with respect to which one or more of such representations and warranties has been breached.

“Default Rate” means, on any day, the Alternate Base Rate on such day plus [***]

“Defaulted Receivable” means, as of any Determination Date, any Receivable (i) with respect to which more than [***] of any Scheduled Payment remains unpaid for more than [***] days after the related due date and for which the related Financed Vehicle has not been repossessed, (ii) with respect to which [***] days have elapsed since the related Financed Vehicle was repossessed and any applicable redemption period has expired or (iii) that is a Charged-off Receivable.

“Delinquency Ratio” means, with respect to any Payment Date and the related Collection Period, the percentage equivalent of a fraction, (i) the numerator of which equals the aggregate Principal Balance of all Delinquent Receivables as of the related Determination Date and (ii) the denominator of which equals the aggregate Principal Balance of all Eligible Receivables as of such Determination Date.

“Delinquent Receivable” means any Receivable, other than a Defaulted Receivable, with respect to which more than [***] of any Scheduled Payment remains unpaid for more than [***] days after the related due date as of any Determination Date and for which the related Financed Vehicle has not been repossessed.

“Designated Persons” means a person or entity: (i) listed in the annex to, or otherwise the subject of the provisions of, any Executive Order; (ii) named as a “Specially Designated National and Blocked Person” (“SDN”) on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list (“SDN List”) or is otherwise the subject of any Sanctions Laws and Regulations; or (iii) in which an entity or person on the SDN List has 50% or greater ownership interest or that is otherwise controlled by an SDN.

“Determination Date” means, with respect to any Payment Date and the related Collection Period, the last day of such Collection Period.

“Dissenting Lender” means a Non-Extending Lender from the date of its refusal notice or the end of the Election Period.

“Dollars” or “$” means the lawful currency of the United States.

“Drawn Liquidity Rate” means, on any day, the sum of the Adjusted Daily Simple SOFR for such day and [***]

“Early Amortization Event” means, [***]

(a)
[***]
(b)
[***]
(c)
[***]
(d)
[***]
(e)
[***]
(f)
[***]
(g)
[***]
(h)
[***]
(i)
[***]
(j)
[***]

(k)
[***]

“Election Period” means the 60‑day period following the date of a request for an extension pursuant to Section 2.04(a).

“Eligible Assignee” means a Person (i) whose short-term rating is at least A‑1 from Standard & Poor’s and Prime‑1 from Moody’s, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is at least A‑1 from Standard & Poor’s and Prime‑1 from Moody’s, (ii) who is either a multi-seller commercial paper conduit or an Affiliate of a Lender, an Agent or the Administrative Agent or (iii) who is acceptable to the Administrative Agent; provided that, so long as no Early Amortization Event, Termination Event or Servicer Termination Event has occurred and is continuing, such Person, if not an Affiliate of the Lender, an Agent or the Administrative Agent, shall be acceptable to the Borrower.

“Eligible Commercial Vehicle” means a truck that satisfies the criteria specified on Schedule F hereto.

“Eligible Counterparty” means (a) [***] or (b) any entity that, on the date of entering into any Hedge Transaction (i) is an interest rate swap dealer that has been approved in writing by the Administrative Agent (which approval shall not be unreasonably withheld) and (ii) has each of the Long-Term Rating Requirement and the Short-Term Rating Requirement on such date.

“Eligible Receivable” means, on any day, any Receivable (i) for which the related Receivable File is in the possession of the Servicer or the Custodian, (ii) which is identified on the Schedule of Receivables delivered by the Borrower to the Administrative Agent as part of a Funding Request, (iii) which is not a 2025 Q3 Receivable and (iv) which satisfies each of the eligibility requirements set forth on Schedule B hereto.

“ERISA” means the Employee Retirement Income Security Act of 1974, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower or (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

“Errors” has the meaning given to such term in Section 7.10(e).

“Eurodollars” means deposits in Dollars held in financial institutions outside of the United States.

“Excess Concentration Amount” means, with respect to any day, without duplication, the sum of the following amounts:

(i)
the aggregate amount, with respect to each State, by which the aggregate Net Principal Balance of the Receivables (excluding any Receivables that are Portfolio

Purchase Receivables) owing from Obligors with billing addresses at origination in such State (other than any High Concentration State) exceeds [***] of the aggregate Net Principal Balance on such day;
(ii)
the aggregate amount by which the aggregate Net Principal Balance of the Receivables (excluding any Receivables that are Portfolio Purchase Receivables) owing from Obligors with billing addresses at origination in any individual High Concentration State exceeds [***] of the aggregate Net Principal Balance on such day;
(iii)
the aggregate amount by which the aggregate Net Principal Balance of the Receivables (excluding any Receivables that are Portfolio Purchase Receivables) owing from Obligors that had no credit bureau score at origination or a credit bureau score at origination equal to zero exceeds [***] of the aggregate Net Principal Balance on such day;
(iv)
the aggregate Net Principal Balance of the Eligible Receivables (excluding any Receivables that are Portfolio Purchase Receivables) on such day with original terms to maturity at origination greater than [***] months that would need to be excluded from the aggregate Net Principal Balance of all Eligible Receivables in order to cause the weighted average original term to maturity at origination of all remaining Eligible Receivables to be equal to or less th[***] 62 months;
(v)
the aggregate amount by which the aggregate Net Principal Balance of the Receivables (excluding any Receivables that are Portfolio Purchase Receivables) related to Financed Vehicles with mileages at origination greater than [***] miles exceeds 17[***]f the aggregate Net Principal Balance on such day;
(vi)
the aggregate Net Principal Balance of the Eligible Receivables (excluding any Receivables that are Portfolio Purchase Receivables) on such day with discount percentages at origination greater than [***] that would need to be excluded from the aggregate Net Principal Balance of all Eligible Receivables in order to cause the weighted average discount percentage at origination of all remaining Eligible Receivables to be equal to or less than [***]
(vii)
the aggregate amount by which the aggregate Net Principal Balance of the Receivables (excluding any Receivables that are Portfolio Purchase Receivables) that are secured by Eligible Commercial Vehicles exceeds [***] of the aggregate Net Principal Balance on such day;
(viii)
the aggregate Net Principal Balance of the Eligible Receivables (excluding any Receivables that are Portfolio Purchase Receivables) that are secured by Eligible Commercial Vehicles that would need to be excluded from the aggregate Net Principal Balance of all Eligible Receivables in order to cause the weighted average PTI Ratio of the Eligible Receivables that are secured by Eligible Commercial Vehicles to be [***] or lower;
(ix)
the aggregate Net Principal Balance of the Eligible Receivables (excluding any Receivables that are Portfolio Purchase Receivables) that are secured by Eligible Commercial Vehicles that would need to be excluded from the aggregate Net Principal

Balance of all Eligible Receivables in order to cause the weighted average combined monthly gross income from all sources of the Obligors with respect to the Eligible Receivables that are secured by Eligible Commercial Vehicles to be greater than or equal to [***]
(x)
the aggregate amount by which the aggregate Net Principal Balance of the Receivables (excluding any Receivables that are Portfolio Purchase Receivables) with Back End Loan-to-Value Ratios greater than [***] exceeds 5[***]of the aggregate Net Principal Balance on such day;
(xi)
the aggregate amount by which the aggregate Net Principal Balance of the Permitted Modifications (excluding any Permitted Modifications with respect to Portfolio Purchase Receivables) exceeds [***] of the aggregate Net Principal Balance on such day;
(xii)
the aggregate amount by which the aggregate Net Principal Balance of the Eligible Receivables that are Band 4 Receivables (excluding any Band 4 Receivables that are Portfolio Purchase Receivables) exceeds [***] of the aggregate Net Principal Balance on such day;
(xiii)
the aggregate amount by which the aggregate Net Principal Balance of the Eligible Receivables (excluding any Receivables that are Portfolio Purchase Receivables) with C-Scores less than 800 exceeds 6.00% of the aggregate Net Principal Balance on such day;
(xiv)
the aggregate Net Principal Balance of the Eligible Receivables (excluding any Receivables that are Portfolio Purchase Receivables) with C-Scores less than 849 that would need to be excluded from the aggregate Net Principal Balance of all Eligible Receivables in order to cause the aggregate Principal Balance of all remaining Receivables that are Eligible Receivables to be at least [***] of the aggregate Net Principal Balance on such date;
(xv)
the aggregate Net Principal Balance of the Eligible Receivables (excluding any Receivables that are Portfolio Purchase Receivables) that have C-Scores less than 899 that would need to be excluded from the aggregate Net Principal Balance of all Eligible Receivables in order to cause the aggregate Principal Balance of all remaining Receivables that are Eligible Receivables to be at least [***] of the aggregate Net Principal Balance on such date;
(xvi)
the aggregate Net Principal Balance of the Eligible Receivables (excluding any Receivables that are Portfolio Purchase Receivables) that have C-Scores less than 949 that would need to be excluded from the aggregate Net Principal Balance of all Eligible Receivables in order to cause the aggregate Principal Balance of all remaining Receivables that are Eligible Receivables to be at least 7.50% of the aggregate Net Principal Balance on such date;
(xvii)
the aggregate Net Principal Balance on such day of the Receivables that are Eligible Receivables (excluding any Receivables that are Portfolio Purchase Receivables) as to which the combined monthly gross income of the related Obligors at origination was less than [***] that would need to be excluded from the aggregate Net Principal Balance of all Receivables that are Eligible Receivables in order to cause the weighted average combined monthly gross income of the related Obligors at origination of all remaining Receivables that are Eligible Receivables to be equal to or greater than $[***]
(xviii)

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Taxes” means (i) net income Taxes, franchise Taxes (imposed in lieu of net income Taxes) and branch profits Taxes, in each case imposed on any Lender or the Administrative Agent as a result of a present or former connection between such Lender (including any applicable lending office) or the Administrative Agent and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Lender’s or the Administrative Agent’s having executed, delivered, or performed its obligations or received a payment under, or enforced, this Agreement), (ii) any Taxes that result from a Lender’s failure to comply with the requirements of Section 2.14(d), (iii) in the case of any Non-U.S. Lender, any withholding Taxes that are imposed on amounts payable to such Non-U.S. Lender at the time such Non-U.S. Lender becomes a party to this Agreement or changes the applicable lending office with respect to this Agreement and (iv) any Taxes under FATCA.

“Existing Receivables” means the Receivables that become a part of the Collateral in connection with the Initial Loan.

“Facility Amount” means (i) prior to the Termination Date, the lesser of the Aggregate Commitment on such day and [***] and (ii) on and after the Termination Date, the Loans Outstanding.

“Facility Termination Date” means the date following the Termination Date on which the Aggregate Unpaids have been indefeasibly paid in full.

“FATCA” means Sections 1471 through 1474 of the Code, as in effect on the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any regulations or official interpretations thereof (including any revenue ruling, revenue procedure, notice or similar guidance issued by the IRS thereunder as a precondition to relief or exemption from Taxes under such provisions).

“FCA” has the meaning assigned to such term in Section 1.05.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if none of such rates are published for any day that is a Business Day, the term “Federal Funds Effective Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it;

provided further that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

“Fee Letter” means the letter, dated as of the Closing Date, among the Borrower, the Servicer and the Administrative Agent.

“Financed Vehicle” means, with respect to a Receivable or a Serviced Portfolio Receivable, any new or used automobile, light-duty or medium-duty truck, minivan, sport utility vehicle or other passenger vehicle or Eligible Commercial Vehicle, together with all accessions thereto, securing the related Obligor’s Indebtedness thereunder.

“Floor” means [***].

“Foreclosure Event” means [***]

“Formation Documents” means, with respect to (i) the Borrower, the Trust Agreement and certificate of trust and (ii) UACC, its articles of incorporation and bylaws.

“Front End Loan-to-Value Ratio” means, with respect to any Receivable, the percentage equivalent of a fraction, (i) the numerator of which is (A) the original Principal Balance of such Receivable, minus (B) the cost of any ancillary products included in the original Principal Balance of such Receivable and (ii) the denominator of which is the wholesale trade-in book value of the related Financed Vehicle (as reflected in the N.A.D.A. or Kelley Blue Book appraisal guides and taking into account specific features and mileage of such Financed Vehicle) at the date of origination of such Receivable.

“Fully Hedged” means, as of any date of determination, that the Borrower is party to one or more effective Hedge Transactions with one or more Eligible Hedge Counterparties on such date that satisfy the following conditions:

(i)
the effective strike rate for each such Hedge Transaction is not greater than [***] based on USD-SOFR-Compound (as defined in the ISDA Definitions) for each Collection Period and provides for the payment on each Payment Date to the Borrower of an amount equal to the positive difference (if any) between USD-SOFR-Compound for each Collection Period and the strike rate set out in the applicable Hedging Agreement;
(ii)
the notional amount of which, when aggregated with the notional amount of all other Hedge Transactions then in effect, is not less than the Loans Outstanding as of such date and amortizes monthly in accordance with a set schedule therefore based on an ABS Rate of less than or equal to [***]
(iii)
the final maturity date for such Hedge Transactions shall be a date reasonably acceptable to the Administrative Agent; and

(iv)
the related Hedge Agreements are in form and substance reasonably acceptable to the Required Agents and copies of which have been delivered to the Required Agents (which delivery may be made by electronic mail).

“Funding Date” means each Business Day on which a Loan is made in accordance with this Agreement.

“Funding Request” means a written notice from the Borrower requesting a Loan and including the items required by Section 2.01(b), substantially in the form of Exhibit A hereto.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States.

“Governmental Authority” means, with respect to any Person, any nation or government, any State or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

“Hedge Collateral” means all of the rights of the Borrower, whether now existing or hereafter acquired, in and to all Hedging Agreements, all Hedge Transactions, all Hedge Collateral Account Property, the Hedge Reserve Account and all present and future amounts payable by all Hedge Counterparties to the Borrower under or in connection with such Hedging Agreements and Hedge Transactions with such Hedge Counterparties.

“Hedge Collateral Account” means each hedge collateral account established and maintained pursuant to Section 6.03(c).

“Hedge Collateral Account Property” means (a) each Hedge Collateral Account, (b) all property (including all cash, financial assets, investment property and security entitlements) from time to time deposited in, carried in or credited to, or required to be deposited in, carried in or credit to, a Hedge Collateral Account, (c) all funds from time to time deposited in or credited to, or required to be deposited in or credited to, a Hedge Collateral Account, (d) all credit balances related to a Hedge Collateral Account, (e) all rights, claims and causes of action of the Borrower with respect to a Hedge Collateral Account, and (f) all proceeds of the foregoing.

“Hedge Counterparty” means, with respect to any Hedging Agreement, the counterparty to such Hedging Agreement.

“Hedge Reserve Account” has the meaning given to such term in Section 6.03(e) of this Agreement.

“Hedge Reserve Account Amount” means, as of any date of determination, the amount of funds then on deposit in the Hedge Reserve Account.

“Hedge Reserve Account Required Amount” means, as of any date of determination on which (a) the Loans Outstanding are zero or the Borrower is Fully Hedged, zero or (b) the Loans Outstanding are greater than zero or the Borrower is not Fully Hedged, the greater of (i) $[***] and (ii) the product of (A) 1.1 and (B) the quoted purchase price from any Lender or Agent (or an

Affiliate thereof) most recently received by the Borrower (or the Servicer on behalf of the Borrower) pursuant to Section 6.03(b) hereof (which quote shall, for purpose of this definition, continue in effect until the next succeeding date on which such a quote is received pursuant to Section 6.03(b) hereof), for an interest rate cap with a strike rate of [***]% and a notional amount equal to the excess of (x) the Loans Outstanding on such date (after giving effect to any Loan or reduction of the Loans Outstanding on such date) over (y) the aggregate notional amount of all other Hedge Transactions to which the Borrower is then a party, that amortizes using an ABS Rate of not greater than [***]%.

“Hedge Transaction” means any Cap between the Borrower and a Hedge Counterparty entered into pursuant to Section 6.03(a) and governed by a Hedging Agreement.

“Hedging Agreement” means, collectively, a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” and a Credit Support Annex thereto, each of which shall be in form and substance satisfactory to the Administrative Agent and shall govern each Hedge Transaction; provided, however, any Hedging Agreement with [***] shall not require a Credit Support Annex.

“High Concentration State” means each of the State of Texas and the State of Florida.

“ICA Account Control Agreement” means the Deposit Account Control Agreement relating to the Collateral Account (as defined therein, and subject to the Intercreditor Agreement), dated as of February 2, 2011, among UACC Auto Financing Trust, UACC and [***].

“Indebtedness” means, on any day (i) with respect to VFH and its consolidated Subsidiaries, all indebtedness for borrowed money for which VFH and its consolidated Subsidiaries is primarily liable or liable as a guarantor or co-signor plus all preferred equity on VFH’s consolidated balance sheet as of such date of determination and (ii) with respect to any other Person, all indebtedness for borrowed money for which such Person is primarily liable or liable as a guarantor or co-signor.

“Indemnified Amounts” means all Borrower Indemnified Amounts, UACC Indemnified Amounts and Seller Indemnified Amounts.

“Indemnified Party” means the Borrower Indemnified Parties, UACC Indemnified Parties and the Seller Indemnified Parties.

“Ineligible Receivable” means a Receivable that is not an Eligible Receivable.

“Initial Loan” means the first Loan made on or after the Closing Date.

“Insolvency Event” means, with respect to any Person, (i) a case or other proceeding shall be commenced, without the application or consent of such Person in any court seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and

(A) such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days or (B) an order for relief in respect of such Person shall be entered in such case or proceeding or a decree or order granting such other requested relief shall be entered or (ii) the commencement by such Person of a voluntary case under any Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insolvency Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, rearrangement, receivership, insolvency, reorganization, suspension of payments, marshaling of assets and liabilities or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Insolvency Proceeding” means, with respect to any Person, any bankruptcy, insolvency, arrangement, rearrangement, conservatorship, moratorium, suspension of payments, readjustment of debt, reorganization, receivership, liquidation, marshaling of assets and liabilities or similar proceeding of or relating to such Person under any Insolvency Laws.

“Instrument” means any “instrument” (as defined in Article 9 of the UCC), other than an instrument that constitutes part of chattel paper.

“Insurance Policy” means, with respect to any Receivable, (i) an insurance policy covering physical damage to or loss of the related Financed Vehicle or (ii) any lender’s single interest, credit life, disability, hospitalization or similar insurance policy with respect to the related Obligor.

“Insurance Proceeds” means any amounts payable or any payments made under any Insurance Policy.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of February 2, 2011, among [***], UACC, UACC Auto Financing Trust and each of the intercreditor parties thereto.

“Intercreditor Party Supplement” means the Intercreditor Party Supplement, dated as of the Closing Date, among the Borrower, the Administrative Agent and the parties to the Intercreditor Agreement.

“Interest” means, for any Interest Period and each Loan outstanding during such Interest Period, interest on the outstanding Principal Amount of such Loan computed pursuant to Section 2.07; provided, however, that (i) no provision of this Agreement shall require or permit the collection of Interest in excess of the Maximum Lawful Rate and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

“Interest Period” means a Collection Period; provided, however, that any Interest Period that commences before the Facility Termination Date that would otherwise end after the Facility Termination Date shall end on the Facility Termination Date.

“Interpayments” means Collections on deposit in the Collection Account that are used to repay at least $[***] in principal amount of Loans Outstanding pursuant to Section 2.06(d).

“Invested Percentage” means, for a Lender on any day, the percentage equivalent of (i) the sum of (a) the portion of the Loans Outstanding (if any) funded by such Lender on or prior to such day, plus (b) any portion of the Loans Outstanding acquired by such Lender on or prior to such day as an assignee from another Lender pursuant to an Assignment and Acceptance, minus (c) any portion of the Loans Outstanding assigned by such Lender to an assignee on or prior to such day pursuant to an Assignment and Acceptance, divided by (ii) the Loans Outstanding on such day.

“Investment” means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

“Investment Company Act” means the Investment Company Act of 1940.

“IRS” means the U.S. Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“[***]” means [***], a national banking association, in its individual capacity, and its permitted successors and assigns.

“Lender” means, as applicable, a Conduit Lender or a Committed Lender, and “Lenders” means, collectively, all of the foregoing Persons.

“Lender Advance” means, with respect to a Conduit Lender or Committed Lender, such Lender’s Lender Percentage of the Principal Amount of a particular Loan to be made to the Borrower on a Funding Date.

“Lender Group” means each group of Lenders consisting of (i) a Conduit Lender, (ii) an Agent, (iii) the Liquidity Providers, if applicable, with respect to such Conduit Lender, and/or (iv) if applicable, any Committed Lenders, whether directly or as assignees of such Conduit Lender or any such Liquidity Providers.

“Lender Percentage” means, with respect to a Committed Lender or Conduit Lender, its Commitment or Maximum Loan Amount, as the case may be, as a percentage of the Aggregate Commitment.

“Lender Register” has the meaning given to such term in Section 12.01(d).

“Lender Termination Date” means, for a Lender who is (i) a Committed Lender or a Liquidity Provider, the Commitment Termination Date for such Lender, or (ii) a Conduit Lender that is not a Committed Lender, the latest Commitment Termination Date for any of its Liquidity Providers.

“Level I Overcollateralization Increase Event” means that, as of any Payment Date, the arithmetic mean of the Serviced Portfolio Extension Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]%. Notwithstanding the foregoing, a Level I Overcollateralization Increase Event may be cured and deemed not to exist and be continuing if for three consecutive Payment Dates following a Payment Date on which such Level I Overcollateralization Increase Event occurred, such Overcollateralization Increase Event did not exist.

“Level II Overcollateralization Increase Event” means that, as of any Payment Date, the arithmetic mean of the Serviced Portfolio Delinquency Ratio for the related Collection Period and the two previous Collection Periods exceeds 5.0%. Notwithstanding the foregoing, any Level II Overcollateralization Increase Event may be cured and deemed not to exist and be continuing if for three consecutive Payment Dates following a Payment Date on which such Level II Overcollateralization Increase Event occurred, (i) such Level II Overcollateralization Increase Event did not exist and (ii) no other Level II Overcollateralization Increase Event shall have occurred.

“Level III Overcollateralization Increase Event” means that, as of any Payment Date, the arithmetic mean of the Serviced Portfolio Delinquency Ratio for the related Collection Period and the two previous Collection Periods exceeds 6.50%. Notwithstanding the foregoing, any Level III Overcollateralization Increase Event may be cured and deemed not to exist and be continuing if for three consecutive Payment Dates following a Payment Date on which such Level III Overcollateralization Increase Event occurred, (i) such Level III Overcollateralization Increase Event did not exist and (ii) no other Level III Overcollateralization Increase Event shall have occurred.

“Leverage Ratio” means, with respect to any Person and its consolidated Subsidiaries as of any date of determination, the ratio of such Person’s and its consolidated Subsidiaries’ total Indebtedness (less the sum of such Person’s (i) Unrestricted Cash on hand in excess of $[***], if any, (ii) restricted Cash used for any prefunding of Securitizations and (iii) the aggregate amount of Cash then on deposit in the Collection Account, any collection account subject to a Securitization and any collection account subject to any Other Warehouse Agreement as to which any collateral financed thereunder was sold or contributed to a Securitization) to its Tangible Net Worth (less the amount of any deferred tax asset included therein), in each case, as of the last day of the immediately preceding calendar quarter.

“Lien” means any mortgage, lien, pledge, charge, claim, security interest or encumbrance of any kind.

“Liquidity” means, with respect to a Person and its consolidated Subsidiaries as of any date of determination, the sum of (i) the aggregate amount available to be drawn on such date under the committed credit facilities of such Person and its consolidated Subsidiaries [***] so long as such

Person or such Subsidiary, as applicable, can satisfy all conditions precedent to borrowing such amounts (including availability of sufficient unencumbered collateral) and (ii) the amount of all Unrestricted Cash and Cash Equivalents of such Person and its consolidated Subsidiaries on such date.

“Liquidity Facilities” means each of the committed loan facilities, lines of credit and other financial accommodations available to a Conduit Lender to support the liquidity of such Conduit Lender’s Commercial Paper Notes.

“Liquidity Provider” means each Lender identified as a Liquidity Provider for a Conduit Lender in the Conduit Supplement or in the Assignment and Acceptance pursuant to which such Conduit Lender became a party hereto.

“Loan” has the meaning given to such term in Section 2.01(a).

“Loans Outstanding” means, on any day, the aggregate Principal Amount of Loans made on or prior to such day, reduced from time to time by payments and distributions in respect of principal of such Loans in accordance with the terms hereof.

“Local Bank” means [***] or, so long as no Termination Event or Servicer Termination Event shall have occurred and is continuing, any other bank selected by the Servicer (and consented to by the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed) that is a Qualified Institution.

“Local Bank Account” means a bank account established and maintained by the Servicer at the Local Bank for the benefit of the Secured Parties pursuant to the Intercreditor Agreement and the Intercreditor Party Supplement.

“Long-Term Rating Requirement” means, with respect to any Person, that such Person has a long-term unsecured debt rating of not less than A by Standard & Poor’s and not less than A2 by Moody’s.

“Material Adverse Effect” means, with respect to any Person and to any event or circumstance, a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance or properties of such Person, taken as a whole, (ii) the validity, enforceability or collectability of this Agreement or any other Basic Document or the validity, enforceability or collectability of a material portion of (a) the Contracts, (b) the Receivables or (c) any other Collateral, in each of clauses (a), (b) and (c), taken as a whole, (iii) the rights and remedies of the Secured Parties under this Agreement or any other Basic Document, (iv) the ability of such Person to perform its obligations under this Agreement or any other Basic Document to which it is a party or (v) the status, existence, perfection, priority or enforceability of the interest of the Administrative Agent or the Lenders in the Collateral.

“Maturity Date” means the Payment Date occurring in the sixty-sixth (66th) month after the end of the Revolving Period.

“Maximum Borrowing Base” means, as of any day, (i) if no Overcollateralization Increase Event or SOFR Step-Up Event has occurred and is continuing, the Borrowing Base and (ii) on and after an Overcollateralization Increase Event or SOFR Step-Up Event, the greater of (a) the Borrowing Base and (b) the lesser of (A) the Loans Outstanding as of the immediately preceding Determination Date minus the amount distributed pursuant to Section 2.08(v) on the most recent Payment Date (or on such day if such date is a Payment Date), and (B) the Aggregate Commitment.

“Maximum Lawful Rate” means the highest rate of interest permissible under Applicable Law.

“Maximum Loan Amount” means, for any Conduit Lender, the aggregate Commitments of its Liquidity Providers.

“Monthly Accrued Interest Payment Amount” means, with respect to any Payment Date and the related Collection Period during which an Interpayment is made, an amount equal to the sum of, without duplication, (i) the amount, if any, by which Collections for such Collection Period are not sufficient to make the payments described in clause (iv) of Section 2.08 on such Payment Date and (ii) an amount equal to Interest on the Loans repaid by such Interpayment through the end of the related Interest Period.

“Monthly Backup Servicer Certificate” means a monthly report of the Backup Servicer in the form agreed upon among the Backup Servicer, the Borrower and the Administrative Agent.

“Monthly Principal Payment Amount” means, with respect to any Payment Date and the related Collection Period:

(a) prior to the occurrence of a Turbo Event, an amount equal to the lesser of (i) the amount of Available Funds available to be applied on such Payment Date pursuant to Section 2.08(v) and (ii) the amount, if any, necessary to reduce the Loans Outstanding, such that the Collateral Coverage Ratio is equal to the Weighted Average Advance Rate; or

(b) from and after the occurrence of a Turbo Event, an amount equal to the lesser of (i) the amount of Available Funds available to be applied on such Payment Date pursuant to Section 2.08(v) and (ii) the amount necessary to reduce the Loans Outstanding to zero.

“Monthly Report” means a monthly statement of the Servicer delivered on each Reporting Date with respect to the immediately preceding Collection Period, [***] which may be modified from time to time as mutually agreed by the Servicer and the Administrative Agent.

“Moody’s” means Moody’s Investors Service, Inc., and its permitted successors and assigns.

[***].

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

“Net Loss” means, with respect to any Payment Date and the related Collection Period, an amount equal to (i) the aggregate Principal Balance of all Receivables that first became Defaulted Receivables during such Collection Period minus (ii) all Recoveries received by the Servicer during such Collection Period.

“Net Loss-to-Liquidation Ratio” means, (i) for any Collection Period prior to the August 2026 Collection Period, the Net LTL Ratio for all Receivables originated after Q2 2025, and (ii) for any Collection Period thereafter, the Net LTL Ratio for all Receivables originated after Q3 2025.

“Net LTL Ratio” means, with respect to any Payment Date and the related Collection Period, the percentage equivalent of a fraction, (a) the numerator of which equals the aggregate Net Loss for such Collection Period and (b) the denominator of which equals (i) the aggregate Principal Balance of all Receivables that first became Defaulted Receivables during such Collection Period plus (ii) the aggregate reduction in Principal Balance for all Receivables that were Receivables as of the first day of the related Collection Period.

“Net Principal Balance” means on any day with respect to all of the Receivables or a specified portion of the Receivables, as indicated by the context, the aggregate Principal Balance of all such Receivables that are Eligible Receivables.

“Non-Delay Threshold” means, for any Funding Request with respect to which a Committed Lender has delivered a Funding Delay Notice in accordance with Section 2.02(e), an amount equal to the excess, if any, of (a) an amount equal to [***]% of the Commitment of such Committed Lender over (b) the sum of all Non-Delayed Funding Amounts related to any other Funding Delay Notices delivered by such Committed Lender during the ninety (90) day period ending on the date of the delivery of such Funding Request.

“Non-Excluded Taxes” means (i) Taxes other than Excluded Taxes and (ii) Other Taxes.

“Non-Extending Lender” means, after its respective Commitment Termination Date, each Committed Lender or Liquidity Provider that has declined to extend such Commitment Termination Date in accordance with Section 2.04, to the extent not replaced pursuant to Section 2.04(b).

“Non-U.S. Lender” means a Lender that is not a “U.S. Person” as defined in Code Section 7701(a)(30).

“Note” has the meaning given to such term in Section 2.05(a).

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations” means all loans, advances, debts, liabilities, indemnities and obligations for monetary amounts owing by the Borrower to the Secured Parties, the Agents, the Backup Servicer, the Account Bank, the Custodian (if other than UACC) or any of their respective assigns, as the case may be, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent and all covenants and duties regarding such amounts, of any kind or nature, present or future, arising under or in respect of any of the Loans, any Hedging Agreement or any other Basic Document, whether or not evidenced by any separate note, agreement or other instrument, including all principal, interest (including interest that accrues after the commencement against the Borrower of any action under the Bankruptcy Code), amounts payable pursuant to Section 2.13, Breakage Costs, Indemnified Amounts, fees, including any and all Usage Fees, Unused Fees, and any and all other fees, expenses, costs or other sums (including attorney fees and disbursements) chargeable to the Borrower under the Basic Documents.

“Obligor” means each Person obligated to make payments pursuant to a Receivable or Serviced Portfolio Receivable, including any guarantor thereof.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Officer’s Certificate” means a certificate signed by any officer of the Borrower, the Servicer, the Originator, the Backup Servicer or the Custodian, as the case may be, and delivered to the Administrative Agent.

“Opinion of Counsel” means, with respect to any Person, a written opinion of counsel, who is reasonably acceptable to the Administrative Agent.

“Originator” means UACC.

“Other Taxes” means any and all present or future recording, stamp, documentary, excise, transfer, property or similar taxes, charges or levies arising from any payment made under this Agreement or from the execution, delivery or enforcement of, this Agreement.

“Other Warehouse Agreements” means all warehouse agreements, credit agreements, funding agreements or similar agreements of UACC and its Affiliates, other than this Agreement, that are secured or collateralized by motor vehicle receivables.

“Overcollateralization Increase Event” means that, as of any Payment Date, any Level I Overcollateralization Increase Event, Level II Overcollateralization Increase Event or Level III Overcollateralization Increase Event occurs. Notwithstanding the foregoing, any Overcollateralization Increase Event may be cured and deemed not to exist and be continuing if for three consecutive Payment Dates following a Payment Date on which such Overcollateralization Increase Event occurred, (i) such Overcollateralization Increase Event shall not exist and (ii) no other Overcollateralization Increase Event shall have occurred.

“Owner Trustee” means [***]

“Owners” means the Lenders that are owners of record of the Notes or, with respect to any Note held by an Agent hereunder as nominee on behalf of Lenders in the related Lender Group, the Lenders that are beneficial owners of such Note as reflected on the books of such Agent in accordance with this Agreement and the other Basic Documents.

“Partial Expiration Event” means the occurrence of the election of one or more Non-Extending Lenders after the Commitment Termination Date to not extend its Commitment, unless such Non-Extending Lender is replaced pursuant to Section 2.04(b) or unless the Termination Date shall have occurred.

“Partial Expiration Event Amount” means the portion of Loans Outstanding payable in connection with a Partial Expiration Event.

“Patriot Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Payment Date” means the 10th day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day, commencing December 15, 2013.

“Pension Plans” means an “employee pension benefit plan,” as such term is defined in Section 3 of ERISA, which is subject to Title IV of ERISA or Section 412 of the Code and which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

“Performance Guarantor” means VFH, in its capacity as “Guarantor” pursuant to the Performance Guaranty.

“Performance Guaranty” means the Performance Guaranty between VFH and the Administrative Agent, dated as of the Twenty-Ninth Amendment Effective Date.

“Permitted Investments” means any of the following types of investments:

1.
marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States and which have a maturity of not more than 270 days from the date of acquisition;
2.
bankers’ acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in Dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which meet or exceed the Short‑Term Rating Requirement;
3.
repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (i) and (ii) above entered into with any bank of the type described in clause (ii) above;
4.
commercial paper rated at least A‑1 by Standard & Poor’s and Prime‑1 by Moody’s;
5.
money market funds registered under the Investment Company Act having a rating, at the time of such investment, of not less than Aaa by Moody’s and AAAm by Standard & Poor’s;

6.
demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States or any State (or domestic branches of any foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall meet or exceed the Short‑Term Rating Requirement; and
7.
any other investments approved in writing by the Administrative Agent;

provided, that each of the Permitted Investments may be purchased by the Account Bank or through an Affiliate of the Account Bank.

“Permitted Liens” means (i) Liens in favor of any Agent or the Administrative Agent, as agent for the Secured Parties, created pursuant to this Agreement or any other Basic Document and (ii) Liens for taxes and assessments that are not yet due and payable or that are being contested in good faith, provided that they have been fully reserved for in accordance with GAAP.

“Permitted Modification” means, for any Contract, a Covered Modification that (i) is permitted by the Credit and Collection Policy, (ii) relates to a Contract for which there has not previously been a Covered Modification and (iii) does not extend the time for payment of any Scheduled Payment for longer than the period covering three successive Scheduled Payments on such Contract at the time of such extension.

“Permitted Modifications Advance Rate” means, on any date of determination, (i) [***]% minus (ii) the applicable Advance Rate Reduction Percentage (if any) on such date.

“Person” means any individual, partnership, corporation, limited liability company, joint stock company, trust (including a business or statutory trust), unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

“Portfolio Purchase Receivable” means any Receivable identified on Schedule G hereto which was acquired by the Borrower on or after the Twenty-First Amendment Effective Date, and with respect to which the Servicer holds the Certificate of Title or the application for a Certificate of Title for the related Financed Vehicle on such date; provided that the acquisition of any such Portfolio Purchase Receivables after the Twenty-First Amendment Effective Date shall be subject to the sole consent of the Administrative Agent.

“Portfolio Purchase Receivables Advance Rate” means, on any date of determination, (i) [***]% minus (ii) the applicable Advance Rate Reduction Percentage (if any) on such date, minus (iii) if such date occurs during a Portfolio Purchase Receivables Step-up Period, [***]% provided, that from and after a Portfolio Purchase Receivables Turbo Event, the Portfolio Purchase Receivables Advance Rate shall be [***]% provided further that the values referenced in clause (i) and clause (ii) of this definition applicable to any Portfolio Purchase Receivables acquired after the Twenty-First Amendment Effective Date, may be adjusted for any such Portfolio Purchase

Receivables, on the date any such Portfolio Purchase Receivables are acquired, as determined by the Administrative Agent in its sole discretion.

“Portfolio Purchase Receivables Cumulative Net Loss Ratio” means, with respect to any Collection Period, the fraction, expressed as a percentage, (i) the numerator of which is the aggregate Principal Balance of all Portfolio Purchase Receivables that became Defaulted Receivables during the period from the Twenty-First Amendment Effective Date through the last day of such Collection Period reduced by the amount of all Recoveries received with respect to such Portfolio Purchase Receivables during the period from the Twenty-First Amendment Effective Date through the last day of such Collection Period and (ii) the denominator of which is the aggregate Principal Balance of all Portfolio Purchase Receivables as of the Twenty-First Amendment Effective Date.

“Portfolio Purchase Receivables Step-up Period” means the period commencing on the date of a Securitization and ending on the first Business Day thereafter on which (i) the aggregate Principal Balance of all Portfolio Purchase Receivables, divided by (ii) the aggregate Principal Balance of all Receivables, is less than [***]%.

“Portfolio Purchase Receivables Turbo Event” means, with respect to any Collection Period after the Twenty-Third Amendment Effective Date, that the Portfolio Purchase Receivables Cumulative Net Loss Ratio for such Collection Period is greater than the “CNL Trigger” for such Collection Period specified in the table below, or such other levels as may be mutually agreed by the Administrative Agent and UACC following the acquisition of any Portfolio Purchase Receivables after the Twenty-Third Amendment Effective [***].

“Post Office Box” means one or more post office boxes established and maintained by the Servicer for the benefit of the Secured Parties pursuant to the Intercreditor Agreement and the Intercreditor Party Supplement.

“Post Office Box Processor” means [***] and any other Person that may from time to time perform lockbox services with respect to one or more Post Office Boxes.

“Prime Rate” means the rate of interest last quoted by [***] as the “Prime Rate” in the U.S. or, if [***] ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Principal Amount” means, with respect to any Loan, the aggregate amount advanced by the Lenders on the Funding Date in respect of such Loan.

“Principal Balance” means, with respect to a Receivable or Serviced Portfolio Receivable, as of the close of business on a Determination Date, the Amount Financed of such Receivable or Serviced Portfolio Receivable minus the sum of the following related amounts, without duplication, (i) that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the Simple Interest Method, (ii) any payment of the Release Price or Release Amount with respect to a Receivable allocable to principal, (iii) any Cram Down Loss and (iv) any prepayment in full or any partial prepayment applied in reduction of principal.

“PTI Ratio” means with respect to any Receivable, as of the related origination date, the ratio (expressed as a percentage) of (x) the scheduled monthly payment amount of such Receivable on the date such Receivable was originated, to (y) the combined monthly gross income from all sources of the Obligor(s) on the date such Receivable was originated.

“Purchase Agreement” means the Purchase and Contribution Agreement, dated as of the Closing Date, between UACC and the Borrower, and each Transfer Agreement.

“Qualified Institution” means any depository institution or trust company organized under the laws of the United States or any State (or any domestic branch of a foreign bank), (i) (a) that meets, or the parent of which meets, either (1) the Long-Term Rating Requirement or (2) the Short-Term Rating Requirement or (b) is otherwise acceptable to the Administrative Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

“Quarterly Report” means a data tape, which shall include with respect to each Receivable (i) the related Contract identification number, (ii) the history of payments delinquent 30 days, 60 days and 90 days, (iii) the current number of days such Receivable is delinquent, (iv) the Back End Loan-to-Value Ratio, (v) the Amount Financed, (vi) the amount currently outstanding, (vii) the model year of the related Financed Vehicle, (viii) the remaining term to maturity, (ix) if any, the credit bureau score at origination, (x) whether or not the related Obligor is bankrupt or insolvent and (xi) such other information as the Administrative Agent may reasonably request from time to time to satisfy or fulfill regulatory requirements applicable to the Secured Parties, including capital treatment under Basel II or Basel III.

“Rating Agency” means any nationally recognized statistical ratings organization acceptable to the Administrative Agent.

“Reborrowing” means, to the extent that any portion of the Loans has been repaid in connection with a repayment pursuant to Section 2.06, the reborrowing by the Borrower of all or a portion of such repaid amounts otherwise subject to and in accordance with the terms hereof.

“Receivable” means Indebtedness owed to the Originator or the Borrower by an Obligor (without giving effect to any transfer hereunder) under a Contract included as part of the Collateral, whether constituting an account, chattel paper, instrument or general intangible, arising out of or in connection with the sale, refinancing or loan made by a Dealer or the Originator with respect to a Financed Vehicle in connection therewith, and includes the right of payment of any finance charges and other obligations of the Obligor with respect thereto. Notwithstanding the foregoing, once the Administrative Agent has released its security interest in a Receivable and the related Contract in accordance with the terms of this Agreement, such Receivable shall no longer be a Receivable hereunder.

“Receivable File” means, with respect to each Receivable and the related Contract, the original Contract, all original copies or electronic copies of instruments modifying the terms and conditions of such Receivable or Contract and the original endorsements or assignments of such Contract.

“Receivable Receipt” means the receivable receipt substantially in the form attached hereto as Exhibit H executed by the Servicer on behalf of the Administrative Agent.

“Receivables Advance Rate” means, on any date of determination, the lesser of (i) 82.50%, and (ii) the Dynamic Advance Rate minus the applicable Advance Rate Reduction Percentage (if any) on such date.

“Records” means, with respect to any Contract, all documents, books, records and other information (including computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to any related item of Collateral and the related Obligor.

“Recoveries” means, with respect to any Defaulted Receivable and the related Collection Period, all monies collected from whatever source during such Collection Period in respect of such Defaulted Receivable, including in connection with the attempted realization of the full amount due or to become due under such Defaulted Receivable, whether from the sale or other disposition of the related Financed Vehicles, the proceeds of repossession or any collection effort, the proceeds of recourse or similar payments under the related Contract, including any Insurance Proceeds, net of any amounts required by Applicable Law to be remitted to the related Obligor and net of the Servicer’s expenses (other than overhead) incurred in connection with the liquidation of such Defaulted Receivable and the related Financed Vehicle, but excluding payment of the related Release Price or Release Amount.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if the Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (2) if such Benchmark is not Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.

“Registrar of Titles” means, with respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

“Regulation AB” means Regulation AB under the Securities Act.

“Release Amount” means, as of the related Release Date, the deposit amount for a retransfer of Receivables under Section 5.04(b), in an amount equal to (i) the related Aggregate Unpaids minus (ii) the related amount, if any, available in the Collection Account on such Payment Date.

“Release Date” means a Payment Date specified by the Borrower in connection with the retransfer of the Receivables under Section 5.04(b).

“Release Price” means an amount equal to the Principal Balance of each Receivable retransferred pursuant to Sections 5.04(a) and 5.04(c), plus accrued interest on such Receivable (at the related APR) through the date of such retransfer or repurchase, and all Breakage Costs, if any, arising out of or relating to such retransfer or repurchase.

“Relevant Governmental Body” means, the Federal Reserve Board and/or the NYFRB, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA for which the 30-day notice provision has not been waived.

“Reporting Date” means the date which is two Business Days prior to any Payment Date.

“Required Agents” means, at any time, Agents for (i) the Lenders whose Commitments together exceed seventy-five percent (75%) of the Aggregate Commitments at such time, or, (ii) if the Commitments have been terminated, the Lenders that hold Loans that exceed seventy-five (75%) of the Loans Outstanding at such time.

“Required Hedging Period” means any of the following periods: (a) the Amortization Period or (b) the period commencing on the date on which the Adjusted Daily Simple SOFR exceeds [***] and ending on the date on which the Adjusted Daily Simple SOFR is less than or equal to [***]%.

“Requirements of Law” means, for any Person, its certificate of incorporation or articles of association and by-laws or other organizational or governing documents, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, State or local (including usury laws, the Federal Truth in Lending Act, Regulations U and T of the Federal Reserve Board and Regulations B, X and Z of the Consumer Financial Protection Bureau).

“Responsible Officer” means, when used with respect to (i) any Person other than the Borrower, any officer of such Person, including any president, vice president, executive vice president, assistant vice president, treasurer, secretary, assistant secretary or any other officer thereof customarily performing functions similar to those performed by the individuals who at the time shall be such officers, respectively, or to whom any matter is referred because of such officer’s knowledge of or familiarity with the particular subject and having direct responsibility for the administration of this Agreement and the other Basic Documents to which such Person is a party, and (ii) the Borrower, any Authorized Representative or officer of the Owner Trustee having direct responsibility for the Owner Trustee’s duties under the Trust Agreement.

“Revolving Period” means the period commencing on the Closing Date and ending on the earlier to occur of (i) the Commitment Termination Date and (ii) the day immediately preceding the Termination Date.

“Sanctions Laws and Regulations” shall mean (i) any sanctions, prohibitions or requirements imposed by any executive order (an “Executive Order”) or by any sanctions program administered by OFAC or the U.S. Department of State, and (ii) any sanctions measures imposed by the United Nations Security Council, European Union or the United Kingdom.

“Schedule of Documents” means the schedule of documents attached hereto as Schedule E.

“Schedule of Receivables” means the schedule of Receivables attached hereto as Schedule C, as updated from time to time in connection with each Funding Request.

“Scheduled Payments” means regularly scheduled payments to be made by an Obligor pursuant to the terms of the related Contract.

“Secured Party” means (i) the Administrative Agent and (ii) each Lender.

“Securities Act” means the Securities Act of 1933.

“Securitization” means (i) any sale, lease or other transfer by the Borrower or a Special Purpose Affiliate of all or a portion of the Collateral or (ii) any other asset securitization, secured loan or similar transaction involving all or a portion of the Collateral, provided, that no adverse selection procedures were used by the Borrower or such Special Purpose Affiliate with respect to such Collateral.

“Seller Indemnified Amounts” has the meaning given to such term in Section 5.07 of the Purchase Agreement.

“Seller Indemnified Parties” has the meaning given to such term in Section 5.07 of the Purchase Agreement.

“Senior Monthly Interest and Fees” means, with respect to any Payment Date, the sum of (i) Interest for such Payment Date and (ii) all accrued and unpaid Usage Fees and Unused Fees for such Payment Date, together with any accrued and unpaid Usage Fees and Unused Fees from prior Payment Dates, to the extent such sum does not exceed an amount equal to the sum of (x) the amount of Interest that would have accrued on the Loan Balance during the immediately preceding Collection Period at a per annum rate equal to the sum of the Adjusted Daily Simple SOFR and the Usage Fee Rate plus (y) the Unused Fee for such Payment Date.

“Serviced Portfolio” means all motor vehicle receivables that have been originated or purchased by UACC or an Affiliate thereof and are serviced by UACC or an Affiliate thereof, including motor vehicle receivables that have been securitized in a transaction for which UACC, the Borrower or any of their respective Affiliates is the sponsor.

“Serviced Portfolio Defaulted Receivable” means, as of any Determination Date, any Serviced Portfolio Receivable (i) with respect to which more than [***]% of any Scheduled Payment remains unpaid for more than [***] days after the related due date and for which the related Financed Vehicle has not been repossessed, (ii) with respect to which [***] days have elapsed since the related Financed Vehicle was repossessed and any applicable redemption period has expired or (iii) that is a Charged-off Receivable.

“Serviced Portfolio Delinquency Ratio” means, for all receivables in the Serviced Portfolio originated after Q3 2025, the ratio of (i) principal balance of Serviced Portfolio Delinquent Receivables during such monthly period to (ii) the aggregate Principal Balance of all Serviced Portfolio Receivables (excluding any Serviced Portfolio Receivables that are Portfolio Purchase Receivables) as of such last day of the monthly period that is two (2) months prior to such (current) monthly period.

“Serviced Portfolio Delinquent Receivable” means any Serviced Portfolio Receivable, other than a Serviced Portfolio Defaulted Receivable, with respect to which more than [***]% of any Scheduled Payment remains unpaid for more than [***] days after the related due date as of any Determination Date and for which the related Financed Vehicle has not been repossessed.

“Serviced Portfolio Extended Receivable” means any Serviced Portfolio Receivable for which an extension or payment deferment was made (or is in effect) pursuant to the Credit and Collection Policy.

“Serviced Portfolio Extension Ratio” means, for all receivables in the Serviced Portfolio originated after Q3 2025, the ratio of (i) principal balance of Serviced Portfolio Extended Receivables during such monthly period to (ii) the daily average aggregate Principal Balance of all Serviced Portfolio Receivables (excluding any Serviced Portfolio Receivables that are Portfolio Purchase Receivables) during the Collection period that is two (2) months prior to such (current) monthly period.

“Serviced Portfolio Net Loss” means, with respect to any Payment Date and the related Collection Period, an amount equal to (i) the aggregate Principal Balance of all Serviced Portfolio Receivables that first became Serviced Portfolio Defaulted Receivables during such Collection Period minus (ii) all Serviced Portfolio Recoveries received by the Servicer during such Collection Period.

“Serviced Portfolio Net LTL Ratio” means, with respect to any Payment Date and the related Collection Period, the percentage equivalent of a fraction, (a) the numerator of which equals the aggregate Serviced Portfolio Net Loss for such Collection Period and (b) the denominator of which equals (i) the aggregate Principal Balance of all Serviced Portfolio Receivables that first became Defaulted Receivables during such Collection Period plus (ii) the aggregate reduction in

Principal Balance for all Serviced Portfolio Receivables that were Serviced Portfolio Receivables as of the first day of the related Collection Period.

“Serviced Portfolio Net Loss-to-Liquidation Ratio” means (i) for any Collection Period prior to the August 2026 Collection Period, the Serviced Portfolio Net LTL Ratio for all Serviced Portfolio Receivables originated after Q2 2025 and (ii) for any Collection Period thereafter, the Serviced Portfolio Net LTL Ratio for all Serviced Portfolio Receivables originated after Q3 2025.

“Serviced Portfolio Receivable” means any motor vehicle receivable included in the Serviced Portfolio.

“Serviced Portfolio Recoveries” means, with respect to any Serviced Portfolio Defaulted Receivable and the related Collection Period, all monies collected from whatever source during such Collection Period in respect of such Serviced Portfolio Defaulted Receivable, including in connection with the attempted realization of the full amount due or to become due under such Serviced Portfolio Defaulted Receivable, whether from the sale or other disposition of the related Financed Vehicle, the proceeds of repossession or any collection effort, the proceeds of recourse or similar payments under the related Contract, or any insurance proceeds, net of any amounts required by Applicable Law to be remitted to the related Obligor and net of the Servicer’s expenses (other than overhead) incurred in connection with the liquidation of such Serviced Portfolio Defaulted Receivable and the related Financed Vehicle.

“Servicer” has the meaning given to such term in the Preamble.

“Servicer Basic Documents” means all Basic Documents to which the Servicer is a party or by which it is bound.

“Servicer File” means, [***]

1.
[***]
2.
[***]
3.
[***]
4.
[***]
5.
[***]
6.
[***]
7.
[***]

“Servicer Termination Event” has the meaning given to such term in Section 7.14.

“Servicer Termination Notice” has the meaning given to such term in Section 7.14.

“Servicing Fee” means the fee payable to the Servicer on each Payment Date in accordance with Section 2.12(b) in an amount equal to the product of (i) one-twelfth, (ii) [***]% and (iii) the daily average aggregate Principal Balance of the Receivables during the related Collection Period; provided, that if UACC is no longer the Servicer, the “Servicing Fee” shall be an amount agreed to by the Administrative Agent (acting at the direction of the Required Agents) and the successor Servicer that is reflective of the then market rates for the servicing of motor vehicles receivables similar to the Receivables.

“Seventeenth Amendment Effective Date” means May 11, 2020.

“Short-Term Rating Requirement” means, with respect to any Person, that such Person has a short-term unsecured debt rating of not less than A‑1 by Standard & Poor’s and not less than Prime‑1 by Moody’s.

“Simple Interest Contract” means any Contract under which the portion of a payment allocable to interest and the portion allocable to principal are determined in accordance with the Simple Interest Method.

“Simple Interest Method” means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.

“SOFR Step-Up Event” means an event that shall occur and be continuing on any date on which (i) the Daily Simple SOFR is greater than [***]% on such date and (ii) the strike rate under the Hedging Agreement on such date is greater than[***]%.

“Solvent” means, with respect to any Person at any time, having a state of affairs such that (i) the fair value of the property owned by such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (ii) the present fair salable value of the property owned by such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital.

“Special Purpose Affiliate” means any bankruptcy-remote special purpose entity that is an Affiliate of the Borrower and was created for the purpose of one or more Securitizations.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“State” means any state of the United States or the District of Columbia.

“Subordinated Monthly Interest and Fees” means, with respect to any Payment Date, the excess (if any) for such Payment Date of (a) the sum of (i) Interest for such Payment Date and (ii) all accrued and unpaid Usage Fees and Unused Fees for such Payment Date, together with any accrued and unpaid Usage Fees and Unused Fees from prior Payment Dates over (b) the Senior Monthly Interest and Fees for such Payment Date.

“Subsequent Loan” means each Loan made following the Initial Loan.

“Subsequent Receivable” means each Receivable that becomes a part of the Collateral on a Funding Date other than the Funding Date relating to the Initial Loan.

“Subservicer” means a subservicer appointed by the Servicer and acceptable to the Administrative Agent for the servicing and administration of the Receivables.

“Subsidiary” means, with respect to a Person, any entity with respect to which more than 50% of the outstanding voting securities shall at any time be owned or controlled, directly or indirectly, by such Person and/or one or more of its Subsidiaries, or any similar business organization which is so owned or controlled.

“Successor Servicer” has the meaning given to such term in Section 7.15(b).

“Support Advances” means, with respect to a Liquidity Provider and the related Conduit Lender, any participation or other interest held by such Liquidity Provider in such Conduit Lender’s Invested Percentage in the Loans Outstanding which were purchased from such Conduit Lender pursuant to a Support Facility and any loans or other advances made by such Liquidity Provider to such Conduit Lender pursuant to a Support Facility to fund such Conduit Lender’s making or maintaining its advances hereunder.

“Support Facility” means any liquidity or credit support agreement (including any letter of credit, surety bond, swap or loan or purchase facility) with, or for the benefit of, a Conduit Lender which relates to this Agreement or the Conduit Lender’s commercial paper program (including any agreement to purchase an assignment of or participation in the Notes).

“Support Party” means any bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of a Conduit Lender (including by agreement to purchase an assignment of or participation in the Notes) under a

Support Facility. Each Liquidity Provider for a Conduit Lender shall be deemed to be a Support Party for such Conduit Lender.

“Tangible Net Worth” means, with respect to any Person and its consolidated Subsidiaries, the net worth of such Person and its consolidated Subsidiaries, calculated as of the last day of the most recent calendar quarter and in accordance with GAAP, after subtracting therefrom the aggregate amount of such Person’s and its consolidated Subsidiaries’ intangible assets, including goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

“Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties and additions thereto) that are imposed by any Government Authority.

“Termination Date” means the earliest to occur of (i) the occurrence of the latest Lender Termination Date, (ii) the Commitment Termination Date, (iii) the Business Day designated by the Borrower to the Lenders as the Termination Date at any time following 60 days’ prior written notice, (iv) the occurrence of an Early Amortization Event and (v) the automatic occurrence, or the declaration of the occurrence, of the Termination Date pursuant to Section 9.01(b).

“Termination Event” has the meaning given to such term in Section 9.01(a).

“Test Data File” means a test data file, which shall include the loan master file, the transaction history file and all other files necessary to carry out the servicing obligations hereunder.

“Transfer Agreement” means a Transfer Agreement in substantially the form attached to the Purchase Agreement as Exhibit A, executed by the Borrower and UACC in connection with a transfer of Receivables and the related Collateral on any Funding Date.

“Transition Expenses” has the meaning given to such term in Section 7.15(e).

“Trust Agreement” means the Amended and Restated Trust Agreement, dated as of the Closing Date, between UACC, as depositor, and the Owner Trustee.

“Turbo Event” means either (a) the occurrence of the Termination Date pursuant to any of clauses (iii), (iv) or (v) of the definition thereof or (b) following the Termination Date, the occurrence of an Early Amortization Event.

“Twenty-First Amendment Effective Date” means September 29, 2022.

“Twenty-Ninth Amendment Effective Date” means June 30, 2026.

“Twenty-Seventh Amendment Effective Date” means March 7, 2025.

“Twenty-Sixth Amendment Effective Date” means December 15, 2023.

“Twenty-Third Amendment Effective Date” means March 15, 2023.

“UACC” has the meaning given to such term in the Preamble.

“UACC Indemnified Amounts” has the meaning given to such term in Section 10.01(b).

“UACC Indemnified Party” has the meaning given to such term in Section 10.01(b).

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“United States” or “U.S.” means the United States of America.

“Unmatured Termination Event” means any event that, with the giving of notice or the lapse of time, or both, would become a Termination Event.

“Unrestricted Cash” means, with respect to a Person and its consolidated Subsidiaries, as of any date of determination, the Cash and Cash Equivalents of such Person and its consolidated Subsidiaries that (i) in accordance with GAAP are not reflected as “restricted” on the consolidated balance sheet of such Person and (ii) (A) is not (and the deposit account or securities account in which it is held is not) subject to any Lien or other preferential arrangement in favor of any creditor (other than, in respect of any such deposit account or securities account, bankers’ liens, rights of setoff and similar Liens granted to financial institutions maintaining such accounts), or (B) if such Cash and Cash Equivalents (and the deposit account or securities account in which it is held) are subject to any Lien or other preferential arrangement in favor of any creditor (other than, in respect of any such deposit account or securities account, bankers’ liens, rights of setoff and similar Liens granted to financial institutions maintaining such accounts), on such date (x) no default has occurred under the transaction documents governing the related Indebtedness and the creation of such Lien and (y) such creditor has contractually agreed that it will not exercise dominion or right of setoff or otherwise prevent such Person or its consolidated Subsidiaries from accessing and utilizing funds credited to such deposit or securities account unless an event of default (after giving effect to any applicable cure period) has occurred under such transaction documents.

“Unused Fee” means, with respect to any Payment Date and the related Collection Period, for each Lender Group, a fee payable by the Borrower pursuant to the Fee Letter to the related Agent on such Payment Date in an amount equal to the product of (i) the Unused Fee Rate and (ii) the excess of (A) [***]% of the aggregate Commitments of the Committed Lenders in such Lender Group minus (B) [***].

“Unused Fee Rate” has the meaning set forth in the Fee Letter.

“Usage Fee” means, with respect to any Payment Date and the related Collection Period, for each Lender Group, a fee payable by the Borrower pursuant to the Fee Letter to the related Agent on such Payment Date in an amount equal to the product of (i) the Usage Fee Rate and (ii) the average daily portion of the Loans Outstanding funded or maintained by the related Conduit Lenders during such Collection Period.

“Usage Fee Rate” has the meaning set forth in the Fee Letter.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“VFH” means Vroom Finance Holdings LLC, a Delaware limited liability company.

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended and the applicable rules and regulations thereunder.

“Vroom Receivable” means a Receivable or Serviced Portfolio Receivable directly originated by Vroom Automotive, LLC, acting as a Dealer.

“Weighted Average Advance Rate” means, on any Determination Date, a fraction (expressed as a percentage) the numerator of which is the sum of (a) the product of (i) the Portfolio Purchase Receivables Advance Rate and (ii) the aggregate Net Principal Balance of all Portfolio Purchase Receivables on such date, plus (b) the product of (i) the Receivables Advance Rate and (ii) the aggregate Net Principal Balance of all Receivables on such date, plus (c) the product of (i) the Permitted Modifications Advance Rate and (ii) the aggregate Net Principal Balance of all Permitted Modifications on such date, and the denominator of which is the aggregate Net Principal Balance of all Eligible Receivables on such date.

[***]

Section 1.02.
Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP.
Section 1.03.
Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”
Section 1.04.
Interpretation. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) references to a Person are also to its successors and permitted assigns; (vii) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (viii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (ix) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; and (x) the term “proceeds” has the meaning set forth in the applicable UCC.
Section 1.05.
Interest Rates. The interest rate on a Loan may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.17(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
Section 1.06.
Acknowledgement Regarding Any Supported QFCs. To the extent that the Basic Documents provide support, through a guarantee or otherwise, for Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Basic Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):
(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Basic Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Basic Documents were governed by the laws of the United States or a state of the United States.
(b)
As used in this Section 1.06, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)
a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)
(ii)
a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)
a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

ARTICLE 2

LOANS
Section 2.01.
Loans.
(a)
On the terms and conditions set forth herein, including this Section and Article Four, the Borrower may from time to time on any Business Day during the Revolving Period, request that each Conduit Lender and Committed Lender make an advance (each, a “Loan”) in the amount of each such Conduit Lender’s or Committed Lender’s Lender Advance, to the Borrower on a Funding Date.
(b)
No later than 12:00 p.m., New York City time, on the Business Day prior to the proposed Funding Date, the Borrower shall notify the Administrative Agent and the Agents of such proposed Funding Date and Loan by delivering to the Administrative Agent and the Agents (with a copy to the Account Bank), in form and substance satisfactory to the Administrative Agent:
(i)
a Funding Request, which will include, among other things, the proposed Funding Date, a calculation of the Borrowing Base, the Maximum Borrowing Base (calculated as of the previous Determination Date or, with respect to Receivables added to the Collateral following such Determination Date, but prior to or on such date of determination, the related Cutoff Date) and the Principal Amount of the Loan requested, which shall be in an amount at least equal to $[***] (except the Initial Loan, which shall be in a minimum amount of $ [***]) or integral multiples of $ [***] in excess thereof; and
(ii)
an updated Schedule of Receivables that includes each Receivable that is the subject of the proposed Loan (other than in the case of a Reborrowing).
(c)
Following receipt by the Administrative Agent and the Agents of a Funding Request, and prior to the earlier to occur of the Lender Termination Date and the Termination Date, each Conduit Lender may, in its sole discretion, make its Lender Advance of any Loan requested by the Borrower pursuant to Section 2.01(b) and if such Conduit Lender determines not to make its Lender Advance, the related Committed Lenders shall make such Lender Advance pursuant to Section 2.02(b) of any Loan requested by the Borrower, in each case subject to the conditions contained herein, in an aggregate amount equal to the Loan so requested.
(d)
In no event shall:
(i)
a Committed Lender be required on any date to fund a Principal Amount that would cause its Lender Percentage of the Loans Outstanding, determined after giving effect to such funding, to exceed its Commitment;
(ii)
any Loan be requested hereunder, nor shall any Lender be obligated to fund its Lender Advance of any Loan, to the extent that after giving effect to such Loan, the Loans Outstanding would exceed the Borrowing Base (calculated as of the previous Determination Date or, with respect to any Receivables added to the Collateral following such Determination Date, but prior to or on such date of determination, the related Cutoff Date);

(iii)
a Conduit Lender fund its Lender Advance of any Loan to the extent that after giving effect to such Loan, the portion of the Loans Outstanding funded or maintained by such Conduit Lender would exceed its Maximum Loan Amount;
(iv)
any Loan be made during the Amortization Period or the Principal Amount of any Loan exceed the Available Amount on the related Funding Date;
(v)
more than one Loan be funded on any Business Day or more than five Loans be made in any calendar week; or
(vi)
any Loan be funded, unless (A) the Collateral Coverage Ratio, after taking into account the Receivables being added to the Collateral on such Funding Date, is less than or equal to the Weighted Average Advance Rate on such Funding Date and (B) in the case of a Reborrowing, the Collateral Coverage Ratio is less than or equal to the Weighted Average Advance Rate on the date of such Reborrowing.
Section 2.02.
Funding Mechanics.
(a)
If any Funding Request is delivered to the Administrative Agent or the applicable Agents after 12:00 p.m., New York City time, two (2) Business Days prior to the proposed Funding Date, such Funding Request shall be deemed to be received prior to 12:00 p.m., New York City time, on the next succeeding Business Day and the proposed Funding Date of such proposed Loan shall be deemed to be the second (2nd) Business Day following such deemed receipt. Each Funding Request shall include a representation by the Borrower that (i) the requested Loan will not, on the Funding Date, exceed the Available Amount, (ii) the requested Loan, together with the Loans Outstanding, will not, on the Funding Date, exceed the Maximum Borrowing Base and (iii) all conditions precedent to the making of such Loan set forth in this Agreement have been (or prior to the making of such Loan on the Funding Date will be) satisfied. Any Funding Request shall be irrevocable.
(b)
Each Conduit Lender shall notify the Agent for its Lender Group by 10:00 a.m., New York City time, on the applicable Funding Date whether it has elected to make its Lender Advance offered to it pursuant to Section 2.01. In the event that a Conduit Lender shall not have timely provided such notice, such Conduit Lender shall be deemed to have elected not to make its Lender Advance of such Loan. Such Agent shall then notify each Committed Lender in the related Lender Group by 11:00 a.m., New York City time, on the applicable Funding Date if such Conduit Lender has not elected to advance its entire Lender Percentage of the Loan, which notice shall specify the portion of the Loan that such Conduit Lender has not elected to advance as provided above and subject to receiving such notice and to the satisfaction of the applicable conditions set forth in Article Four, each of such Committed Lenders shall make available on the applicable Funding Date an amount equal to its portion of the Principal Amount that such Conduit Lender has not elected to fund.
(c)
Each Lender’s Lender Advance of a Loan shall be made available to the Agent for its Lender Group, subject to the fulfillment of the applicable conditions set forth in Article Four, at or prior to 1:00 p.m., New York City time, on the applicable Funding Date, by deposit of immediately available funds to an account of such Agent. Such Agent shall promptly notify the

Borrower and the Administrative Agent in the event that any Lender either fails to make such funds available to such Agent before such time or notifies such Agent that it will not make such funds available to such Agent before such time. Subject to (i) such Agent’s receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in Article Four, as determined by such Agent, such Agent will not later than 3:00 p.m., New York City time, on such Funding Date make such funds available, in the same type of funds received, by wire transfer thereof to the Borrower’s Account. If any Lender makes available to the related Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article, and such funds are not made available to the Borrower by such Agent because the conditions to the applicable Loan set forth in Article Four are not satisfied or waived in accordance with the terms hereof, such Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)
In the event that, notwithstanding the fulfillment of the applicable conditions set forth in Article Four with respect to a Loan, a Conduit Lender elected to make an advance on a Funding Date but failed to make its Lender Advance available to the Agent for its Lender Group when required by Section 2.02(c), such Conduit Lender shall be deemed to have rescinded its election to make such advance, and neither the Borrower nor any other party shall have any claim against such Conduit Lender by reason of its failure to timely make such advance. In any such case, such Agent shall give notice of such failure not later than 1:30 p.m., New York City time, on the Funding Date to each Committed Lender in the related Lender Group, the Administrative Agent and the Borrower, which notice shall specify the amount of the Lender Advance which it had elected but failed to make. Subject to receiving such notice, each of such Committed Lenders shall advance the amount described in the preceding sentence, at or before 2:00 p.m., New York City time, on such Funding Date and otherwise in accordance with Section 2.01(d). Subject to such Agent’s receipt of such funds, such Agent will not later than 3:00 p.m., New York City time, on such Funding Date make such funds available, in the same type of funds received, by wire transfer thereof to the Borrower’s Account.
(e)
Notwithstanding anything herein to the contrary, each Committed Lender may, prior to 1:00 p.m. (New York City time) on the Business Day immediately following the date of receipt of a Funding Request requesting a new Loan (a “Requested Loan”), deliver to the Borrower, UACC and the Administrative Agent a notice (a “Funding Delay Notice”) informing the Borrower, UACC and the Administrative Agent that such Committed Lender (a “Delaying Lender”) has either (i) elected to delay funding its Lender Percentage of such Requested Loan or (ii) elected to fund only a portion of such Requested Loan on the originally requested Funding Date (the “Originally Requested Funding Date”) equal to the amount specified in such Funding Delay Notice (such amount, the “Non-Delayed Funding Amount”) and to delay its funding of the balance of such Requested Loan.
(f)
If any Committed Lender delivers a Funding Delay Notice with respect to a Requested Loan by the time specified in clause (e) above, such Committed Lender shall not be required to fund, on the Originally Requested Funding Date therefore, such Requested Loan in an amount exceeding the Non-Delay Threshold, but shall be required to make a Delayed Loan in accordance with clause (g) below.
(g)
If any Committed Lender delivers a Funding Delay Notice with respect to a Requested Loan, on the date that is ninety (90) days after the Originally Requested Funding Date therefor, if the conditions precedent to any Loan (other than delivery of the original Funding Request therefor) are satisfied on that date, such Committed Lender shall remit to the Borrower an amount equal to the amount by which the amount of the originally requested Loan exceeds the Non-Delay Threshold in respect thereof (such excess amount, a “Delayed Loan”). For the avoidance of doubt, a Delayed Loan, when made, shall be a Loan for all purposes of this Agreement.
(h)
The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.
Section 2.03.
Reductions of Commitments.
(a)
At any time the Borrower may, upon at least five Business Days’ prior written notice to the Administrative Agent, each Agent and each Hedge Counterparty (with a copy to the Account Bank), reduce the Facility Amount, which shall be applied, unless otherwise consented to by the Administrative Agent and the Agents, pro rata to the Commitments. Each Agent shall promptly deliver a copy of any notice referred to in the preceding sentence to each Lender in its Lender Group. Each partial reduction shall be in a minimum aggregate amount of $[***] or integral multiples of $[***] in excess thereof. Reductions of the Facility Amount pursuant to this Section shall be allocated to the Commitment of each Committed Lender and the Maximum Loan Amount of each Conduit Lender, pro rata based on the Lender Percentage represented by such Commitment or Maximum Loan Amount. Any request for a reduction in the Facility Amount shall be irrevocable and the Borrower shall deliver no more than four such requests in any 12-month period.
(b)
In connection with any reduction of the Facility Amount, the Borrower shall remit to each Agent for payment to each Lender, (i) instructions regarding such reduction (with a copy to the Administrative Agent) and (ii) cash in an amount sufficient to pay the Aggregate Unpaids with respect to such reduction, including any associated Breakage Costs. Upon receipt of any such amounts, each Agent shall apply such amounts first to the pro rata reduction of the Loans Outstanding, and second to the payment of the remaining Aggregate Unpaids with respect thereto, including any Breakage Costs, by paying such amounts to the Lenders pro rata, based on their respective Lender Percentages.
(c)
On the Lender Termination Date for a Committed Lender or Liquidity Provider, the Commitment of such Lender shall be automatically reduced to zero. On the Termination Date, the Commitments of all Lenders shall be automatically reduced to zero.
Section 2.04.
Extensions of Commitments.
(a)
So long as no Termination Event has occurred, the Borrower may request in writing, through the Agents (with a copy to the Administrative Agent and the Account Bank), that each Committed Lender and Liquidity Provider extend its Commitment Termination Date for up to an additional 364-day period as herein provided, which request may be granted or denied by each Committed Lender and Liquidity Provider in its sole discretion. Upon receipt of any such request, each Agent shall notify each Committed Lender and Liquidity Provider in its Lender Group. On or before the last day of the Election Period, each Committed Lender and Liquidity Provider shall notify the Agent for its Lender Group of its willingness or refusal to so extend its Commitment Termination Date, provided that the failure of any Committed Lender or Liquidity Provider to timely respond shall be deemed to be its refusal to so extend, and such Agent shall notify the Borrower, the Account Bank and the Administrative Agent of such willingness or refusal by the Committed Lenders and Liquidity Providers not later than the Business Day following the last day of the Election Period. No Liquidity Provider may consent to an extension of its Commitment Termination Date without the consent of each Conduit Lender, if any, for which it acts as a Liquidity Provider. If (i) one or more Committed Lenders or Liquidity Providers have agreed to extend the Commitment Termination Date and (ii) at the end of the applicable Election Period, no Termination Event shall have occurred and be continuing, the Commitment Termination Date then in effect for each such Committed Lender and Liquidity Provider shall be extended to the date which is 364 days following the last day of the Election Period or, if such day is not a Business Day, the next preceding Business Day (or any other date as agreed upon by the Borrower and each Committed Lender and Liquidity Provider); provided, that if not all Committed Lenders and Liquidity Providers have agreed to such extension, the Borrower may elect, by notice to each Agent (with a copy to the Administrative Agent and the Account Bank) delivered not later than five Business Days after the end of the Election Period, not to have such extension become effective.
(b)
Within two Business Days following the end of an Election Period, the Agent for each Lender Group shall notify each other Lender in such Lender Group, the Administrative Agent, the Account Bank and the Borrower of the identity of any Dissenting Lender and the amount of its Commitment. Such Agent, the Borrower and, if the Dissenting Lender is a Liquidity Provider, the affected Conduit Lender may (but shall not be required to) request one or more other Lenders in such Lender Group, with the consent of the Agent for such Lender Group (which shall not be unreasonably withheld) and, if the Dissenting Lender is a Liquidity Provider, the affected Conduit Lender in its sole discretion, or seek another financial institution reasonably acceptable to such Agent and, if the Dissenting Lender is a Liquidity Provider acceptable to the affected Conduit Lender in its sole discretion, to acquire all or a portion of the Commitment of the Dissenting Lender and all amounts payable to it hereunder in accordance with Article Twelve. Each Dissenting Lender hereby agrees to assign all or a portion of its Commitment and the amounts payable to it hereunder to a replacement Lender identified by the Agent for its Lender Group in accordance with the preceding sentence, subject to ratable payment of such Dissenting Lender’s Invested Percentage of the Loans Outstanding, together with all accrued and unpaid interest thereon, and a ratable portion of all fees and other amounts due to it hereunder.
(c)
Within five Business Days following the end of an Election Period, to the extent not acquired pursuant to Section 2.04(b), each Lender that is not a Dissenting Lender shall acquire a pro rata portion of all of the Loans Outstanding owned by the Dissenting Lender. Each Dissenting Lender hereby agrees to assign such Loans Outstanding and the amounts payable to it hereunder to such Lender, together with all accrued and unpaid interest thereon, and a ratable portion of all fees and other amounts due to it hereunder. Notwithstanding the foregoing, in no event shall a Committed Lender be required on any date to purchase a portion of the Loans Outstanding that would cause its Invested Percentage of the Loans Outstanding determined after giving effect to such purchase, to exceed its Commitment.

(d)
Prior to the occurrence of a Termination Event, if a Partial Expiration Event has occurred, the related Agent shall give notice to the Borrower and the Servicer (with a copy to the Administrative Agent and the Account Bank) to apply any Collections in accordance with Section 2.08(vii), to the pro rata repayment of such amounts owing to any Non-Extending Lender as of the date of the related Partial Expiration Event, commencing no later than the first Payment Date which is at least two Business Days following the Lender Termination Date for the Non-Extending Lender, specifying the amounts thereof.
Section 2.05.
The Notes.
(a)
The Loans made by the Lenders hereunder shall be evidenced by one or more duly executed promissory notes payable to the order of the Persons specified by the Owners, in an aggregate principal amount not to exceed the Aggregate Commitment, in substantially the form of Exhibit B hereto (each, a “Note” and collectively, the “Notes”). Each Note shall be dated the Closing Date and shall otherwise be duly completed.
(b)
Each Agent is hereby authorized to enter notations (which may be computer generated) on a schedule attached to the Note with respect to each Lender Advance made by each Lender in its Lender Group hereunder, regarding (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure of an Agent to make any such notation on the schedule attached to the Note shall not limit or otherwise affect the obligation of the Borrower to repay the Loans in accordance with their respective terms as set forth herein.
(c)
Promptly following the Facility Termination Date, each Agent shall mark each Note for its Lender Group “Paid” and return it to the Borrower.
Section 2.06.
Optional Principal Repayments; Interpayments.
(a)
On any Business Day prior to the Termination Date, on at least two Business Days’ prior written notice to the Administrative Agent, the Account Bank and each Hedge Counterparty, in connection with a Securitization, the Borrower may prepay all (but not less than all) of the Loans Outstanding, except for the Loans Outstanding that are funding any Portfolio Purchase Receivables; provided that (i) the Borrower pays to the Administrative Agent, for the account of the Secured Parties, on the date of any such prepayment (a) accrued Interest with respect to the Loans Outstanding through the date of prepayment, as calculated by the Administrative Agent, and (b) all other Aggregate Unpaids (including all Breakage Costs) payable under this Agreement through the date of such prepayment, including any fees or other amounts payable pursuant to Section 10.01, (iii) the Borrower certifies that following such prepayment, the Borrower will be in compliance with the provisions of this Agreement and (iv) following such prepayment, the Loans Outstanding shall not exceed the Borrowing Base. Any notice of a prepayment shall be irrevocable. Each Agent shall provide prompt notice to the Lenders in its Lender Group following receipt of any notice of intent to prepay the Loans Outstanding in connection with a Securitization.
(b)
On the related prepayment date, the Borrower shall be deemed to have certified that, after giving effect to such prepayment and the release to the Borrower of the related Receivables,

the Termination Date has not occurred nor will an Unmatured Termination Event or a Termination Event result from such prepayment.
(c)
The Borrower hereby agrees to pay the reasonable out-of-pocket legal fees and expenses of the Account Bank, the Administrative Agent, the Agents and the Lenders in connection with any prepayment or Securitization (including expenses incurred in connection with the release of the Lien of the Administrative Agent, the Agents, the Lenders and any other party having such an interest in the Receivables in connection with such prepayment or Securitization).
(d)
Notwithstanding the provisions of Section 2.06(a), the Borrower may, prior to the occurrence of a Termination Event, with prior written notice to the Administrative Agent and each Hedge Counterparty (with a copy to the Account Bank) not later than 12:00 p.m., New York City time, at least three Business Days’ prior to such proposed prepayment and only if approved by the Administrative Agent in its sole discretion, prepay all or any portion of the Loans Outstanding on any Business Day by making an Interpayment. Such written notice of a proposed Interpayment shall be in form and substance satisfactory to the Administrative Agent and shall include, without limitation, representations and warranties that no Early Amortization Event, Termination Event or Servicer Termination Event has occurred and is continuing. On the Payment Date relating to the Collection Period during which an Interpayment is made, if required by the Administrative Agent, UACC shall deposit into the Collection Account an amount equal to the Monthly Accrued Interest Payment Amount.
Section 2.07.
Payments.
(a)
The Borrower shall pay Interest on the unpaid Principal Amount of each Loan for the period from the related Funding Date until the date that such Loan shall be paid in full. Interest shall accrue during each Interest Period and be payable on the Loans Outstanding on each Payment Date in accordance with Section 2.08, unless earlier paid pursuant to Section 2.06.
(b)
Each Lender’s Invested Percentage of the Loans Outstanding shall bear interest on each day during each Interest Period at a rate per annum equal to (i) in the case of a Conduit Lender, to the extent such Conduit Lender funds or maintains its Invested Percentage of the Loans Outstanding through the issuance of Commercial Paper Notes, such Lender’s Cost of Funds Rate for such day or (ii) in the case of a Conduit Lender, to the extent such Conduit Lender funds or maintains its Invested Percentage of the Loans Outstanding other than through the issuance of Commercial Paper Notes, or, in the case of a Committed Lender, the Drawn Liquidity Rate on such day.
(c)
Unless otherwise specified in an applicable Conduit Supplement, Interest calculated by reference to (i) the Cost of Funds Rate or the Adjusted Daily Simple SOFR shall be calculated on the basis of a 360-day year for the actual days elapsed and (ii) the Prime Rate and the Federal Funds Effective Rate shall be calculated on the basis of a 365- or 366-day year, as applicable, for the actual days elapsed. Periodic fees or other periodic amounts payable hereunder shall be calculated, unless otherwise specified in the applicable Conduit Supplement, on the basis of a 360-day year and for the actual days elapsed.

(d)
The principal of and Interest on the Notes shall be paid as provided herein and in the Notes. In the case of Notes held by an Agent as agent for its Lender Group, such Agent shall allocate to the members of its Lender Group each payment in respect of the Notes received by such Agent as provided herein. Payments in respect of principal and Interest (including pursuant to Section 2.06) shall be allocated and applied to Owners of such Note based on their respective Invested Percentages, or in any such case in such other proportions as each affected Lender may agree upon in writing from time to time with such Agent and the Borrower; provided that from and after the Lender Termination Date for each Dissenting Lender until the earlier to occur of (i) the Termination Date and (ii) the date on which the aggregate amount of payments in reduction of Loans Outstanding made after the date of the occurrence of the related Partial Expiration Event equals the Partial Expiration Event Amount, payments pursuant to Section 2.08(vii) in reduction of the Partial Expiration Event Amount shall be allocated and applied to Non-Extending Lenders and related Conduit Lenders pro rata based on their respective Lender Percentages.
(e)
At or before 3:00 p.m., New York City time, on the second Business Day after each Determination Date, each Conduit Lender shall notify the Agent for its Lender Group of (i) its Cost of Funds Rate in effect for the related Interest Period, and (ii) if applicable, the date on which the Drawn Liquidity Rate became applicable to its Invested Percentage of the Loans Outstanding or a portion thereof. Each determination by a Conduit Lender of its applicable Cost of Funds Rate pursuant to this Agreement shall be conclusive and binding on the Lenders, each Agent, the Borrower, the Servicer, the Backup Servicer and the Custodian, in the absence of manifest error.
(f)
At or before 4:00 p.m., New York City time, on the second Business Day after each Determination Date, the Agent for each Lender Group shall notify the Administrative Agent of (i) the applicable Cost of Funds Rates for such Lender Group and the related Interest Period and, if applicable, the dates on which the Drawn Liquidity Rate was applicable to the Invested Percentage of the Loans Outstanding owed to any member of its Lender Group and (ii) the Drawn Liquidity Rate and the Alternate Base Rate, if applicable, for such Lender Group and the related Interest Period. At or before 5:00 p.m., New York City time, on the day that is two Business Days after each Determination Date, the Agents shall then notify the Borrower of all such rates. For such purposes, the Agents may rely conclusively on notices from Lenders as to the interest rate or rates from time to time applicable to their respective Invested Percentage of the Loans Outstanding. Each determination of the Cost of Funds Rate, the Drawn Liquidity Rate, Adjusted Daily Simple SOFR, Daily Simple SOFR and the Alternate Base Rate by the Administrative Agent or an Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Lenders and the Borrower in the absence of manifest error.
(g)
Notwithstanding any other provision of this Agreement or the other Basic Documents, if at any time the rate of interest payable by any Person under the Basic Documents exceeds the Maximum Lawful Rate, then, so long as the Maximum Lawful Rate would be exceeded, such rate of interest shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest so payable is less than the Maximum Lawful Rate, such Person shall continue to pay Interest at the Maximum Lawful Rate until such time as the total interest received from such Person is equal to the total Interest that would have been received had Applicable Law not limited the interest rate so payable. In no event shall the total Interest received by a Lender under this Agreement and the other Basic Documents exceed the amount which such Lender could lawfully have received, had the Interest due been calculated from the Closing Date at the Maximum Lawful Rate.
(h)
[***] hereby notifies the Borrower and Servicer that: (i) [***] and/or its affiliates may from time to time purchase, hold or sell, as principal and/or agent, Commercial Paper Notes issued by Conduit Lender; (ii) [***] and/or its affiliates act as administrative agent for Conduit Lender, and as administrative agent [***] manages Conduit Lender’s issuance of Commercial Paper Notes, including the selection of amount and tenor of Commercial Paper Note issuance, and the discount or interest rate applicable thereto; (iii) [***] and/or its affiliates act as a Commercial Paper Note dealer for Conduit Lender; and (iv) [***]’s activities as administrative agent and Commercial Paper Note dealer for Conduit Lender, and as a purchaser or seller of Commercial Paper Notes, impact the interest or discount rate applicable to the Commercial Paper Notes issued by Conduit Lender, which impact the Cost of Funds Rate paid by the Borrower hereunder. By execution hereof, each of the Servicer and the Borrower hereby (x) acknowledges the foregoing and agrees that [***] does not warrant or accept any responsibility for, and shall not have any liability with respect to, the interest or discount rate paid by Conduit Lender in connection with its Commercial Paper Note issuance; (y) acknowledges that the discount or interest rate at which [***] and/or its affiliates purchase or sell Commercial Paper Notes will be determined by [***] and/or its affiliates in their sole discretion and may differ from the discount or interest rate applicable to comparable transactions entered into by [***] and/or its affiliates on the relevant date; and (z) waives any conflict of interest arising by reason of [***] and/or its affiliates acting as administrative agent and Commercial Paper Note dealer for Conduit Lender while acting as purchaser or seller of Commercial Paper Notes.
(i)
The Loans Outstanding shall be payable in installments equal to the Monthly Principal Payment Amount on each Payment Date in accordance with Section 2.08. Notwithstanding the foregoing, the Loans Outstanding and all Interest thereon shall be due and payable on the earlier of (i) the date on which the “Termination Date” is declared or automatically occurs pursuant to Section 9.01(b) and (ii) on the Maturity Date.
Section 2.08.
Settlement Procedures. On each Payment Date, the Servicer shall instruct the Account Bank to pay to the following Persons, from the Collection Account to the extent of Available Funds, the following amounts in the following order of priority, as set forth in the Monthly Report:
(i)
first, pro rata, (A) to the Servicer, the accrued and unpaid Servicing Fee and, to the extent not previously retained by the Servicer, all ancillary fees, including late fees, extension fees, administrative fees or similar charges allowed by Applicable Law and (B) to the Owner Trustee, the accrued and unpaid fees, costs and expenses and any other amounts not otherwise paid which are payable to the Owner Trustee under Article VII of the Trust Agreement, in an amount not to exceed $[***] per annum;
(ii)
second, pro rata, (A) to the extent not paid for by UACC, to the Backup Servicer, so long as the Backup Servicer has not been appointed to serve as successor to the Servicer hereunder, the accrued and unpaid Backup Servicing Fee to the Backup Servicer, together with its expenses, which expenses, except as otherwise provided in Section 7.10(b), shall not exceed $[***] per annum, together with any Transition Expenses not paid for by the predecessor Servicer pursuant to Section 7.15(e) and (B) to the Account Bank, an amount equal to any accrued and unpaid Account Bank Fee, together with its expenses;
(iii)
third, to the extent not paid for by UACC, to the Custodian, the accrued and unpaid Custodian Fee;
(iv)
fourth, to the Administrative Agent for the ratable payment to each Lender, an amount equal to any accrued and unpaid Senior Monthly Interest and Fees;
(v)
fifth, to each Agent for the ratable payment to each Lender, an amount equal to the Monthly Principal Payment Amount;
(vi)
sixth, to each Agent for the ratable payment to each Lender, an amount equal to any accrued and unpaid Subordinated Monthly Interest and Fees;
(vii)
seventh, to the Hedge Reserve Account, the amount (if any) necessary to cause the Hedge Reserve Account Amount to be equal to the Hedge Reserve Account Required Amount;
(viii)
eighth, if a Partial Expiration Event has occurred, the remaining funds to reduce pro rata the portion of the Loans Outstanding constituting the Lender Advances of any Non-Extending Lender, to zero;
(ix)
ninth, pro rata (A) to the Administrative Agent, to each Agent for the ratable payment to each Lender, the Affected Parties or the Indemnified Parties, all Breakage Costs and all other Aggregate Unpaids allocable to the Loans Outstanding (other than the principal amount of the Loans Outstanding) then due and payable under this Agreement or any other Basic Document and (B) to the Servicer, the Owner Trustee, the Backup Servicer, the Custodian (if other than UACC), the Account Bank and any Successor Servicer, any fees, expenses and indemnities not paid pursuant to clauses (i) through (vi) above; and
(x)
tenth, any remaining amount shall be distributed to the Borrower.
Section 2.09.
Mandatory Payments. The Borrower promises to pay to each Agent for the account of each related Lender, (i) upon the written request of such Agent, all Breakage Costs, the amount of which shall be determined by a Lender, set forth in a written notice to the Borrower and shall be conclusive absent manifest error, which amounts shall be paid in accordance with Section 2.08 and (ii) all other amounts required to be paid by the Borrower in accordance herewith.
Section 2.10.
Payments, Computations, Etc.
(a)
Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 p.m., Chicago, Illinois time, on the day when due in Dollars in immediately available funds to the depository account or accounts specified by the related Agent of the Lender. Except as otherwise provided in Section 2.07, the Borrower shall, to the extent permitted by Applicable Law, pay to the Lender interest on all amounts not paid or deposited when due hereunder at the

Default Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the Maximum Lawful Rate.
(b)
Whenever any payment hereunder (i) shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, except in the case where the next succeeding Business Day would occur in the succeeding calendar month, in which case such payment shall be due on the preceding Business Day or (ii) is received after 12:00 p.m., Chicago, Illinois time, such payment shall be deemed to have been received on the next succeeding Business Day, and any such extension of time shall in such case be included in the computation of payment of Interest, other interest or any fee payable hereunder, as the case may be.
(c)
If any Loan requested by the Borrower and approved by a Lender and the related Agent pursuant to Section 2.01 is not, for any reason other than due to the fault of a Lender or the Administrative Agent, made or effectuated, as the case may be, on the date specified therefor, the Borrower shall indemnify such Lender against any reasonable loss, cost or expense incurred by such Lender, including any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by such Lender), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Loan.
(d)
Except as otherwise provided herein, all payments hereunder shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement.
(e)
To the extent that (i) any Person makes a payment to any party hereto or (ii) any such party receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any Insolvency Law, State or federal law, common law or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by such related party.
Section 2.11.
Collections and Allocations; Investment of Funds.
(a)
On or before the Closing Date or the applicable Funding Date (with respect to Subsequent Receivables), the Borrower or the Servicer shall have instructed all related Obligors to make all payments in respect of the related Receivables that are made by (i) mail, to be made directly to the Post Office Boxes and (ii) electronic payments, to be made to the Local Bank Account; provided, that such payments may also be directed to and accepted by the Servicer in accordance with the Credit and Collection Policy. The Servicer shall provide the Local Bank with standing instructions to remit all cleared funds in the Local Bank Account to the Collection Account on a daily basis. The Servicer shall have access to the Post Office Boxes at all times until the occurrence of a Servicer Termination Event or a Termination Event, following which time (except as otherwise agreed in writing by the Administrative Agent) the Servicer shall no longer have access to the Post Office Boxes and [***], on behalf of the Administrative Agent and the other secured parties as set forth in the Intercreditor Agreement and the Intercreditor Party Supplement, shall have exclusive access to the Post Office Boxes. The Servicer shall direct the Local Bank to remove all payments on or in respect of the Receivables from the Post Office Boxes on each Business Day and shall deposit such amounts into the Local Bank Account on such Business Day. The Servicer and the Borrower shall remit to the Collection Account as soon as practicable, but in no event later than two Business Days after receipt thereof, all other Collections, and at all times prior to such remittance, the Servicer shall hold the same in trust for the benefit of the Administrative Agent. If UACC is no longer the Servicer, the removal of all payments from the Post Office Boxes and deposit thereof into the Local Bank Account shall be performed by the Backup Servicer unless otherwise designated by the Administrative Agent in writing.
(b)
On the Closing Date and on each Funding Date, the Servicer will deposit (in immediately available funds) into the Collection Account all Collections available after the applicable Cutoff Date and through and including the Closing Date or Funding Date, as the case may be, in respect of Receivables added to the Collateral on the related date. The Servicer will deposit all Collections received into the Collection Account within two (2) Business Days of receipt.
(c)
The Servicer shall be entitled to retain and to be reimbursed for all amounts remitted by or on behalf of the Obligors to the Servicer under the terms of, or with respect to the related Receivables, that represent ancillary fees, including late fees, extension fees, administrative fees or similar charges allowed by Applicable Law.
(d)
To the extent there are uninvested amounts on deposit in the Collection Account, such amounts shall be invested in Permitted Investments that mature no later than the Business Day before the next Payment Date, which Permitted Investments shall be selected (i) prior to the occurrence of any Termination Event or a Servicer Termination Event, by the Borrower or (ii) from and after the occurrence of any Termination Event or a Servicer Termination Event, by the Administrative Agent. No Permitted Investment may be purchased at a premium. Any earnings (and losses) on the foregoing investments shall be for the account of the Borrower.
Section 2.12.
Fees.
(a)
The Borrower hereby agrees to pay to each Agent, for the account of the related Lenders, monthly in arrears, the Usage Fees and Unused Fees from the Collection Account in accordance with Section 2.08 and the Fee Letter. Payments of the Usage Fees and Unused Fees shall be allocated and paid to Owners based upon their respective Invested Percentages for the applicable Interest Period.
(b)
The Servicer, any Successor Servicer, the Backup Servicer, the Account Bank and the Custodian shall be entitled to receive any accrued and unpaid Servicing Fee, Backup Servicing Fee, the Account Bank Fee and Custodian Fee and expenses and indemnities due to them, respectively, in accordance with Section 2.08.
(c)
The Borrower shall have paid to the Administrative Agent, on or before the Closing Date, any fees set forth in the Fee Letter to be paid on the Closing Date and any reasonable out-of-pocket expenses (including fees charged by any nationally recognized statistical rating organization in connection with reviewing the transactions contemplated by this Agreement) in immediately available funds.
(d)
The Borrower shall pay to [***] counsel to the Administrative Agent and the initial Hedge Counterparty, in immediately available funds, all fees and out-of-pocket expenses (not to exceed $[***]) incurred in connection with the preparation and negotiation of this Agreement and the other Basic Documents within [***] after receiving an invoice for such amounts.
Section 2.13.
Increased Costs; Capital Adequacy; Illegality.
(a)
If any Regulatory Change (i) subjects any Lender, Support Party or any of their Affiliates (each an “Affected Party”) to any charge or withholding on or with respect to any Support Facility or this Agreement or an Affected Party’s obligations under a Support Facility or this Agreement, or changes the basis of taxation of payments to any Affected Party of any amounts payable under any Support Facility or this Agreement (except for Excluded Taxes), (ii) imposes, modifies or deems applicable any reserve, assessment, fee, tax, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or liabilities of an Affected Party, or credit extended by an Affected Party pursuant to a Support Facility or this Agreement or (iii) imposes any other condition the result of which is to increase the cost to an Affected Party of performing its obligations under a Support Facility or this Agreement, or to reduce the rate of return on an Affected Party’s capital or assets as a consequence of its obligations under a Support Facility or this Agreement, or to reduce the amount of any sum received or receivable by an Affected Party under a Support Facility or this Agreement, or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Administrative Agent, the Borrower shall pay to the Administrative Agent, for the benefit of the relevant Affected Party, such amounts charged to such Affected Party or such amounts to otherwise compensate such Affected Party for such increased cost or such reduction. Any demand by the Administrative Agent on behalf of any Affected Party pursuant to the preceding sentence shall be deemed to be a representation by such Affected Party that it has applied consistent return metrics to other similarly situated borrowers or obligors (after consideration of facility pricing, structure, usage patterns, capital treatment and relationship) in determining whether to demand amounts from the Borrower pursuant to this Section 2.13(a). The Borrower, at its option upon at least two (2) Business Days prior written notice, may prepay all (but not less than all) of the Loans Outstanding, together with all accrued and unpaid Obligations, and terminate the Commitments of the Committed Lenders hereunder following any demand by the Administrative Agent for amounts pursuant to this Section 2.13(a). Any such notice of prepayment and termination of the Commitments shall be irrevocable. The term “Regulatory Change” shall mean (i) the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy or liquidity coverage) or any change therein after the date hereof, (ii) any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency; provided, that for purposes of this definition, (x) the United States bank regulatory rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modification to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted on December 15, 2009, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof, and (z) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted, issued or implemented. The Borrower acknowledges that any Affected Party may institute measures in anticipation of a Regulatory Change (including, without limitation, the imposition of internal charges on such Affected Party’s interests or obligations under this Agreement), and may commence allocating charges to or seeking compensation from Borrower under this Section 2.13(a), in connection with such measures in advance of the effective date of such Regulatory Change, and the Borrower agrees to pay such charges or compensation to the Affected Party following demand therefor without regard to whether such effective date has occurred. The Borrower further acknowledges that any charge or compensation demanded hereunder may take the form of a monthly charge to be assessed by such Affected Party.
(b)
If as a result of any event or circumstance similar to those described in Section 2.13(a), any Affected Party is required to compensate a Credit Provider in connection with this Agreement or the funding or maintenance of Loans hereunder, then within 30 days after demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any such amounts paid by it.
(c)
In determining any amount provided for in this Section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.
(d)
If the Borrower is required to pay additional amounts to or for the benefit of any Affected Party pursuant to this Section, such Affected Party will, at the Borrower’s request, change the jurisdiction of its applicable lending office if, in the sole judgment of such Affected Party, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) will not, in the judgment of such Affected Party, be otherwise disadvantageous to it or inconsistent with its internal policies.
(e)
[Reserved].
Section 2.14.
Taxes.
(a)
All payments made by the Obligor with respect to any Receivable and by the Borrower in respect of any Loan and all other payments made by the Borrower or the Servicer under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless such withholding or deduction is required by Applicable Law. In such event, the Borrower shall pay to the appropriate taxing authority any such Taxes required to be deducted or withheld. If such Taxes are Non-Excluded Taxes, the Borrower shall increase the amount payable to each Lender or the Administrative Agent, as the case may be (such increase, the “Additional Amount”) such that every net payment made under this Agreement after deduction or withholding for or on account of any Non- Excluded Taxes (including any deduction or withholding for or on account of such Additional Amount) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld.
(b)
The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Non-Excluded Taxes in respect of which the Borrower is required to pay Additional Amounts (including any Taxes imposed by any jurisdiction on such Additional Amounts) paid by such Lender or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that the Lender or Administrative Agent making a demand for indemnity payment hereunder shall provide the Borrower with a certificate from the relevant taxing authority or from a Responsible Officer of such Lender or the Administrative Agent stating or otherwise evidencing that such Lender or the Administrative Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within 15 days from the date a Lender or the Administrative Agent, as the case may be, makes written demand therefor.
(c)
Within 30 days after the date of any payment by the Borrower of any Taxes pursuant to this Section, the Borrower will furnish to the Administrative Agent and each Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.
(d)
If a Lender is a Non-U.S. Lender, such Lender shall, to the extent that it may then do so under Applicable Law, deliver to the Borrower, with a copy to the Administrative Agent, the related Agent and the Account Bank, (i) on or prior to becoming a Lender under this Agreement, (ii) within 15 days after reasonable written request of the Borrower, and (iii) upon the obsolescence of or after the occurrence of any event requiring a change in any form or certificate previously delivered pursuant to this Section 2.14(d), a duly completed copy of the applicable IRS Form W-8 (or any successor forms or other certificates or statements which may be required from time to time by the relevant U.S. taxing authorities or Applicable Law), including all required attachments, to permit the Borrower to make payments hereunder for the account of such Lender, as the case may be, without deduction or withholding of U.S. federal income or similar Taxes. Any Non-U.S. Lender that is claiming an exemption from U.S. withholding tax under Code Section 871(h) or 881(c) shall provide, in addition to the documentation required by the preceding sentence, a properly executed certificate representing that such Non-U.S. Lender is not a “bank” for purposes of Code Section 881(c), is not a “10 percent shareholder” of the Borrower within the meaning of Code Section 871(h)(3)(B), and is not a “controlled foreign corporation” related to the Borrower within the meaning of Code Section 864(d)(4). If a Lender is a “U.S. Person” as defined in Code Section 7701(a)(30), such Lender shall, to the extent that it may do so under Applicable Law, deliver to the Borrower, with a copy to the Administrative Agent, (i) on or prior to becoming a Lender under this Agreement, (ii) within 15 days after reasonable written request of the Borrower, and (iii) upon the obsolescence of or after the occurrence of any event requiring a change in any form or certificate previously delivered pursuant to this Section 2.14(d) and upon written request of the Borrower, a duly completed copy of the IRS Form W-9 (or any successor forms or other certificates or statements which may be required from time to time by the relevant U.S. taxing authorities or Applicable Law).

(e)
If a payment made to a Lender in respect of any Loan or under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if the recipient of such payment were to fail to comply with the applicable reporting requirements of FATCA (including the requirements of Code Sections 1471(b) or 1472(b), as applicable), such recipient shall notify the Borrower, the Administrative Agent and the Account Bank of such fact and deliver to the Borrower, with a copy to the Administrative Agent and the Account Bank, at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower, the Administrative Agent or the Account Bank, such documentation prescribed by Applicable Law (including as prescribed by Code Section 1471(b)(3)(C)(i)) and such additional documentation reasonably requested by the Borrower, the Administrative Agent or the Account Bank to comply with its obligations under FATCA, to the determine that such recipient has complied with such recipient’s obligations under FATCA, or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.14(e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(f)
Within 30 days of the written request of the Borrower therefor, the Administrative Agent and the Lender, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes remitted hereunder; provided, however, that (i) the Administrative Agent and the Lender shall not be required to deliver such certificates, forms or other documents if in their respective sole discretion it is determined that the deliverance of such certificate, form or other document would have a material adverse affect on the Administrative Agent or Lender and (ii) the Borrower shall reimburse the Administrative Agent or Lender for any reasonable expenses incurred in the delivery of such certificate, form or other document.
(g)
If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Loans hereunder, the Lenders are required to compensate a bank or other financial institution in respect of Non-Excluded Taxes under circumstances similar to those described in this Section, then within 15 days after demand by the Lenders, the Borrower shall pay to the Lenders such additional amount or amounts as may be necessary to reimburse the Lenders for any amounts paid by them.
(h)
The Borrower has entered in this Agreement, and the Notes will be issued with the intention that, for federal, State and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Borrower, secured by the Collateral. The Borrower, by entering into this Agreement, and the Administrative Agent, by its acceptance of the Notes (and each Lender, or other Person designated by a Lender, by its acceptance of an interest in the applicable Note), agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Borrower.
(i)
For purposes of determining withholding Taxes imposed under FATCA, from and after November 20, 2014, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.471-2(b)(2)(i).

Section 2.15.
Sharing of Payments, Etc.

If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Notes owned by it any payment in excess of its Invested Percentage in such payment, such Lender shall immediately (i) notify the Administrative Agent and the Agent for its Lender Group of such fact and (ii) purchase from the other Lenders such participations made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata (based on the Lender Percentage of each Lender) with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (a) the amount of such paying Lender’s required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Applicable Law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender was the direct creditor of the Borrower in the amount of such participation. Each Agent and the Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify each Agent following any such purchases or repayments.

Section 2.16.
The Account Bank.
(a)
The Borrower hereby appoints [***] as the initial Account Bank. All payments of amounts due and payable in respect of the Obligations that are to be made from amounts withdrawn from the Collection Account or the Hedge Reserve Account shall be made on behalf of the Borrower by the Account Bank in accordance with Section 2.08 or Section 6.03(d), as applicable.
(b)
The Account Bank shall be compensated for its activities hereunder by receiving the Account Bank Fee. The Account Bank Fee shall be payable in accordance with the priorities specified in Section 2.08 or, at the option of UACC, may be paid directly to the Account Bank by UACC. The Borrower shall indemnify the Account Bank and its officers, directors, employees and agents for, and hold them harmless against any loss, liability or expense incurred, other than in connection with the willful misconduct, gross negligence or bad faith on the part of the Account Bank, arising out of or in connection with (i) the performance of its obligations under and in accordance with this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement and (ii) the negligence, willful misconduct or bad faith of the Borrower in the performance of its duties hereunder. All such amounts shall be payable in accordance with Section 2.08. The provisions of this Section shall survive the termination of this Agreement.

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY.

(c)
The Account Bank shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Account Bank in such capacity herein and under the

Account Control Agreement. No implied covenants or obligations shall be read into this Agreement against the Account Bank and, in the absence of bad faith on the part of the Account Bank, the Account Bank may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Account Bank pursuant to and conforming to the requirements of this Agreement.
(d)
The Account Bank shall not be liable for:
(i)
an error of judgment made in good faith by one of its officers; or
(ii)
any action taken, suffered or omitted to be taken in good faith in accordance with or believed by it to be authorized or within the discretion or rights or powers conferred, by this Agreement or at the direction of a Secured Party relating to the exercise of any power conferred upon the Account Bank under this Agreement in each case unless it shall be proved that the Account Bank shall have been negligent in ascertaining the pertinent facts.
(e)
The Account Bank shall not be charged with knowledge of any Termination Event or Unmatured Termination Event unless an Authorized Officer of the Account Bank obtains actual knowledge of such event or the Account Bank receives written notice of such event from the Borrower, the Servicer, any Secured Party or the Administrative Agent, as the case may be.
(f)
Without limiting the generality of this Section, the Account Bank shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest in the Collateral, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any Tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Contracts, (iv) to confirm or verify the contents of any reports or certificates of the Servicer (other than in its capacity as Backup Servicer in accordance with its express duties as such undertaken herein) or the Borrower delivered to the Account Bank pursuant to this Agreement believed by the Account Bank to be genuine and to have been signed or presented by the proper party or parties or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Borrower’s or the Servicer’s representations, warranties or covenants or the Servicer’s duties and obligations as Servicer and as custodian of books, records, files and computer records relating to the Contracts under this Agreement (in each case other than in its capacity as Backup Servicer in accordance with its express duties as such undertaken herein).
(g)
The Account Bank shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Account Bank to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement (other than in its capacity as Backup Servicer in accordance with its express duties as such undertaken herein).
(h)
The Account Bank may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, Monthly Report, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.
(i)
The Account Bank may consult with counsel of its choice with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Account Bank in good faith in accordance therewith.
(j)
The Account Bank shall be under no obligation to exercise any of the rights, powers or remedies vested in it by this Agreement (except to comply with its obligations under this Agreement and any other Basic Document to which it is a party) or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Administrative Agent pursuant to the provisions of this Agreement, unless the Administrative Agent, on behalf of the Secured Parties, or any other party hereto shall have offered to the Account Bank reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.
(k)
The Account Bank shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Administrative Agent or another Secured Party; provided, that if the payment within a reasonable time to the Account Bank of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Account Bank, not reasonably assured by the Borrower, the Account Bank may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Borrower or, if paid by the Account Bank, shall be reimbursed by the Borrower pursuant to Section 2.08.
(l)
The Account Bank may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Account Bank shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder.
(m)
The Account Bank shall have no duties or responsibilities except those that are specifically set forth herein and the other Basic Documents to which it is a party, and no implied covenants or obligations shall be read into this Agreement against the Account Bank. If the Account Bank shall request instructions from the Administrative Agent or the Servicer with respect to any act, action or failure to act in connection with and as set forth in this Agreement, the Account Bank shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Account Bank shall have received written instructions from the Administrative Agent or the Servicer, as applicable, without incurring any liability therefor to the Administrative Agent, the Borrower, the Servicer or any other person.
(n)
The Account Bank may act in reliance upon any written communication of the Administrative Agent concerning the delivery of Collateral pursuant to this Agreement. The Account Bank does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Contracts and other Collateral. The Account Bank shall not be liable for any action or omission to act hereunder, except for its own gross negligence, bad faith or willful misconduct.

THE FOREGOING PARAGRAPH SHALL APPLY WHETHER OR NOT SUCH LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY.

(o)
If the Account Bank shall at any time receive conflicting instructions from the Administrative Agent and the Servicer or any other party to this Agreement and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Account Bank shall be entitled to rely on the instructions of the Administrative Agent. In the absence of bad faith, gross negligence or willful misconduct on the part of the Account Bank, the Account Bank may rely and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, Monthly Report, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Account Bank may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and the Account Bank shall not be liable to the Servicer or any other party to this Agreement in respect of any claims that may arise or be asserted against the Account Bank because of the invalidity of any such documents or their failure to fulfill their intended purpose. The Account Bank shall not be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein.
(p)
The Account Bank is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other Person other than any such notices or instructions as are expressly provided for in this Agreement or the Account Control Agreement and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events the Account Bank is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other Person by reason of such compliance even though such order, writ, judgment or decree maybe subsequently reversed, modified, annulled, set aside or vacated.
Section 2.17.
Alternate Rate of Interest.

(a)
Subject to clauses (b), (c), (d) and (e) of this Section 2.17, if prior to the commencement of any Interest Period for a Loan:
(i)
the Administrative Agent determines (which determination shall be conclusive absent manifest error) at any time that adequate and reasonable means do not exist for ascertaining Daily Simple SOFR; or
(ii)
the Administrative Agent is advised by the Required Agents that the Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) bearing interest by reference to Adjusted Daily Simple SOFR;
then the Administrative Agent shall give notice thereof to the Borrower and the Agents by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Agents that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark, the Loans shall bear interest at the Alternate Base Rate.
(b)
Notwithstanding anything to the contrary herein or in any other Basic Document (and any Hedging Agreement shall be deemed not to be a “Basic Document” for purposes of this Error: Reference source not found), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Basic Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Agents without any amendment to, or further action or consent of any other party to, this Agreement or any other Basic Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Agents comprising the Required Agents.
(c)
Notwithstanding anything to the contrary herein or in any other Basic Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Basic Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Basic Document; provided, however, that any such amendments must not affect the Owner Trustee’s, the Backup Servicer’s or the Account Bank’s rights, indemnities or obligations without its consent.
(d)
The Administrative Agent will promptly notify the Borrower and the Agents of any occurrence of a Benchmark Transition Event, the implementation of any Benchmark Replacement, the effectiveness of any Benchmark Replacement Conforming Changes, and the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Agent (or group of Agents) pursuant to this Error: Reference source not found, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Basic Document, except, in each case, as expressly required pursuant to this Error: Reference source not found.
(e)
Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, and at all times during the continuation of a Benchmark Unavailability Period, the Loans will bear interest at the Alternate Base Rate.
(f)
None of the Owner Trustee, the Account Bank or the Backup Servicer shall (i) be responsible for making decisions or determinations in connection with any Benchmark Replacement, Benchmark Replacement Conforming Changes or Benchmark Transition Event or (ii) have any liability for any determination, decision or election made by or on behalf of the Administrative Agent or the Lenders in connection with a Benchmark Transition Event, Benchmark Replacement Conforming Changes or a Benchmark Replacement. Each Lender shall be deemed to waive and release any and all claims against the Owner Trustee, the Account Bank and the Backup Servicer relating to any such determination, decision or election by the Administrative Agent.
ARTICLE 3

SECURITY
Section 3.01.
Collateral.
(a)
The parties hereto intend that this Agreement constitute a security agreement and the transactions effected hereby constitute secured loans by the Lenders to the Borrower under Applicable Law. As collateral security for the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations, the Borrower hereby grants to the Administrative Agent, as agent for the Secured Parties, a lien on and security interest in all of the Borrower’s right, title and interest in, to and under the following, whether now existing or owned or hereafter arising or acquired by the Borrower (collectively, the “Collateral”):
(i)
the Receivables and the related Contracts listed on the Schedule of Receivables, any accounts or obligations evidenced thereby, any guarantee thereof, all Collections and all monies due (including any payments made under any guarantee or similar credit enhancement with respect to any such Receivables) or to become due or received by any Person in payment of any of the foregoing on or after the related Cutoff Date;
(ii)
the Financed Vehicles related to such Receivables (including Financed Vehicles that have been repossessed) or in any document or writing evidencing any security interest in any Financed Vehicle and each security interest in each Financed Vehicle securing each such Receivable, including all proceeds from any sale or other disposition of such Financed Vehicles;
(iii)
[***]

(iv)
[***]
(v)
[***]
(vi)
[***]
(vii)
[***]
(viii)
[***]
(ix)
[***]
(x)
[***]
(xi)
[***]
(xii)
[***]
(xiii)
all income and proceeds of the foregoing.
(b)
The grant under this Section does not constitute and is not intended to result in a creation or an assumption by the Administrative Agent, any Agent or any of the Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (i) the Borrower shall remain liable under the Contracts related to the Receivables to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under the Collateral and (iii) no Agent or any Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall any Agent or any Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
(c)
Notwithstanding the foregoing grant of security interest, no account, instrument, chattel paper or other obligation or property of any kind due from, owned by or belonging to a Designated Person shall be Collateral.

(d) Each of the Borrower and the Administrative Agent represents and warrants as to itself that each remittance of Collections by the Borrower to the Administrative Agent or any Lender under this Agreement will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower and the Administrative Agent or any Lender and (ii) made in the ordinary course of business or financial affairs of the Borrower and the Administrative Agent or any Lender.

Section 3.02.
Release of Collateral; No Legal Title.
(a)
At the same time as any Contract relating to a Receivable (i) expires by its terms and all amounts in respect thereof have been paid by the related Obligor and deposited in the Local

Bank Account or the Collection Account or (ii) has been prepaid in full and all amounts in respect thereof have been paid by the related Obligor and deposited in the Local Bank Account and subsequently deposited into the Collection Account, the Administrative Agent will, to the extent requested by the Servicer, promptly release its interest and lien in such Contract and the related Collateral. In connection with any sale of the related Financed Vehicle on or after the occurrence of an event described in clauses (i) or (ii) above, after the deposit by the Servicer of the proceeds of such sale into the Local Bank Account and subsequent deposit within two Business Days thereafter into the Collection Account, the Administrative Agent will, at the sole expense of the Servicer, promptly execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may reasonably request in order to effect the release and transfer of such Financed Vehicle; provided, that the Administrative Agent will not make any representation or warranty, express or implied, with respect to any such Financed Vehicle in connection with such sale or transfer and assignment. Nothing in this Section shall diminish the Servicer’s obligations pursuant to Sections 7.03(c) and 7.03(d) with respect to the proceeds of any such sale.
(b)
Upon (i) reallocation of the Receivables and related Collateral in connection with a prepayment pursuant to Section 2.06 or a Securitization or (ii) the Facility Termination Date, the Administrative Agent shall, at the Borrower’s expense, upon payment in full of the related Aggregate Unpaids then due and payable, promptly (A) execute and file instruments of release, partial or full assignments of financing statements and other documents and instruments as the Borrower or the Servicer may reasonably request with respect to the portion of the Receivables (and the other related Collateral) to be released to the Borrower, (B) deliver any portion of the Receivables (and the other related Collateral) to be released to the Borrower in its possession to the Borrower and (C) otherwise take such actions, and cause or permit the Servicer and the Custodian to take such actions, as are necessary and appropriate to release the Lien of the Administrative Agent on the portion of the Receivables (and the other related Collateral) to be released to the Borrower and deliver to the Borrower such Receivables and related Collateral.
(c)
The Administrative Agent will not, except as may result from the exercise of its remedies hereunder, have legal title to any part of the Collateral on the Facility Termination Date and will have no further interest in or rights with respect to the Collateral.
Section 3.03.
Protection of Security Interest; Administrative Agent, as Attorney-in-Fact.
(a)
The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Administrative Agent may deem necessary, to perfect, protect or more fully evidence the security interest granted to the Administrative Agent in the Receivables and the other Collateral, or to enable any Secured Party to exercise and enforce its rights and remedies hereunder and thereunder; provided, that prior to the occurrence of a Servicer Termination Event, Custodian Termination Event or a Termination Event, the Borrower shall not be required to (i) deliver any Receivable Files to any Person other than the Custodian, or (ii) cause any Certificate of Title to be revised to name the Administrative Agent or any Secured Party as Lienholder.
(b)
If the Borrower fails to perform any of its obligations hereunder after five Business Days’ notice from any Secured Party, any Secured Party may (but shall not be required to) perform,

or cause performance of, such obligation; and the reasonable costs and expenses of such Secured Party incurred in connection therewith shall be payable by the Borrower as provided in Article Ten. The Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent, as its attorney-in-fact to act on behalf of the Borrower, (i) to execute or cause to be executed on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Receivables and the other Collateral, including financing statements that describe the collateral covered thereby as “all assets of the Borrower whether now owned or existing or hereafter acquired or arising and wheresoever located” or words of similar effect and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables and the other Collateral, as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Receivables and the other Collateral. This appointment is coupled with an interest and is irrevocable.
Section 3.04.
Assignment of the Purchase Agreement. The Borrower hereby represents, warrants and confirms to the Administrative Agent that the Borrower has assigned to the Administrative Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower’s right and title to and interest in the Purchase Agreement (including each Transfer Agreement). The Borrower confirms that the Administrative Agent shall have the sole right to enforce the Borrower’s rights and remedies under the Purchase Agreement or any Transfer Agreement for the benefit of the Secured Parties, but without any obligation on the part of the Administrative Agent, the Secured Parties or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Purchase Agreement or any Transfer Agreement. The Borrower further confirms and agrees that such assignment to the Administrative Agent shall terminate upon the Facility Termination Date; provided, however, that the rights of the Administrative Agent and the Secured Parties pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by UACC pursuant to the Purchase Agreement, which rights and remedies survive the termination of the Purchase Agreement, shall be continuing and shall survive any termination of such assignment.
Section 3.05.
Waiver of Certain Laws. Each of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any part of the Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine.

ARTICLE 4

CONDITIONS OF CLOSING AND LOANS
Section 4.01.
Conditions to Closing and Initial Loan. The Closing Date shall not occur and no Lender shall be obligated to make any Lender Advance hereunder on the occasion of the Initial Loan, nor shall any Lender, the Administrative Agent, any Agent, the Backup Servicer, the Account Bank or the Custodian be obligated to take, fulfill or perform any other action hereunder, until all of the following conditions have been satisfied, in the sole discretion of the Administrative Agent:
(a)
[***]
(b)
[***]
(c)
[***]
(d)
[***]
(e)
[***]
(f)
[***]
(g)
[***]
(h)
[***]
(i)
[***]
(j)
[***]
(k)
[***]
Section 4.02.
Conditions Precedent to All Loans. Each request for a Loan by the Borrower to a Lender (including the Initial Loan) shall be subject to the conditions set forth in Section 4.01 and the further conditions precedent that:
(a)
[***]
(b)
[***]
(i)
[***]
(ii)
[***]
(iii)
[***]
(iv)
[***]

(v)
[***]
(vi)
[***]
(vii)
[***]
(viii)
[***]
(ix)
[***]
(x)
[***]
(c)
[***]
(d)
[***]
(e)
[***]
(f)
[***]
ARTICLE 5

REPRESENTATIONS AND WARRANTIES
Section 5.01.
Representations and Warranties of the Borrower. The Borrower represents and warrants, as of the Closing Date and each Funding Date, as follows:
(a)
Organization and Good Standing. The Borrower has been duly organized, and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with all requisite power and authority to own or lease its properties and conduct its business as such business is presently conducted, and the Borrower had at all relevant times, and now has all necessary power, authority and legal right to acquire, own, sell and pledge the Receivables and the other Collateral.
(b)
Due Qualification. The Borrower is duly qualified to do business and is in good standing as a statutory trust, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals (including, as applicable, the purchase, sale and pledge of the Receivables).
(c)
Power and Authority; Due Authorization. The Borrower (i) has all necessary power, authority and legal right to (A) execute and deliver the Borrower Basic Documents, (B) carry out the terms of the Borrower Basic Documents and (C) grant the security interest in the Collateral on the terms and conditions herein provided and (ii) has duly authorized by all necessary trust action the execution, delivery and performance of the Borrower Basic Documents and the grant of the security interest in the Collateral on the terms and conditions herein and therein provided.

(d)
No Violation. The consummation of the transactions contemplated by the Borrower Basic Documents and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Borrower’s Formation Documents or a default in any material respect under any Contractual Obligation of the Borrower, (ii) result in the creation or imposition of any Lien upon any of the Borrower’s properties pursuant to the terms of any such Formation Documents, or Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law, the violation of which could reasonably be expected to have a Material Adverse Effect.
(e)
No Proceedings. There is no litigation, proceeding or investigation pending or, to the best knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (i) asserting the invalidity of any Borrower Basic Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Borrower Basic Document or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.
(f)
All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority required for the due execution, delivery and performance by the Borrower of the Borrower Basic Documents have been obtained.
(g)
Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any “bulk sales” act or similar law by the Borrower.
(h)
Solvency. The transactions contemplated by the Borrower Basic Documents do not and will not render the Borrower not Solvent.
(i)
Selection Procedures. No procedures that could reasonably be expected to be adverse to the interests of the Lenders were utilized by the Borrower in identifying and/or selecting Receivables to be funded by the related Loans. In addition, each Receivable shall have been underwritten in accordance with and satisfy the standards of the Credit and Collection Policy at the time of origination of such Receivable.
(j)
Taxes. The Borrower has filed or caused to be filed all tax returns that are required to be filed by it. The Borrower has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower), and no Tax lien has been filed and, to the Borrower’s knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.
(k)
Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein (including the use of the proceeds from the Loans and the pledge of the Collateral) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including Regulations T, U and X of the

Federal Reserve Board, 12 C.F.R., Chapter II. The Borrower does not own or intend to carry or purchase, and no proceeds from Loans will be used to carry or purchase, any “Margin Stock” within the meaning of Regulation U or to extend “Purchase Credit” within the meaning of Regulation U.
(l)
Quality of Title. Each Receivable, together with the Contract related thereto, shall, at all times, be owned by the Borrower free and clear of any Lien, except for Permitted Liens, and upon the Initial Loan and each Subsequent Loan, the Administrative Agent, as agent for the Secured Parties, shall acquire a valid and perfected first priority security interest in each Receivable and the related Collateral then existing or thereafter arising, free and clear of any Lien, other than Permitted Liens. No effective financing statement or other instrument similar in effect covering any portion of the Collateral shall at any time be on file in any recording office except such as may be filed in favor of (i) the Borrower in accordance with the Purchase Agreement or (ii) the Administrative Agent in accordance with this Agreement.
(m)
Security Interest. The Borrower has granted a security interest (as defined in the UCC) to the Administrative Agent, as agent for the Secured Parties, in the Collateral, which is enforceable in accordance with Applicable Law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Administrative Agent, as secured party and the Borrower as debtor, or upon the Custodian obtaining possession or control, in the case of that portion of the Collateral which constitutes chattel paper (including “tangible chattel paper” and “electronic chattel paper”), the Administrative Agent, as agent for the Secured Parties, shall have a first priority (except for any Permitted Liens) perfected security interest in the Collateral. All filings (including such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Administrative Agent, as agent for the Secured Parties, in the Collateral have been (or prior to the applicable Loan will be) made.
(n)
Reports Accurate. All Monthly Reports (if prepared by the Borrower, or to the extent that information contained therein is supplied by the Borrower, such portion supplied by the Borrower), information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished by the Borrower to the Administrative Agent, each Agent, the Account Bank, the Backup Servicer and any Secured Party in connection with this Agreement are true, complete and correct in all material respects.
(o)
Location of Offices. The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all the Records are located at the address of the Borrower referred to in Section 14.02 and has been so for the last four months (or at such other locations as to which the notice and other requirements specified in Section 6.02(f) shall have been satisfied).
(p)
Post Office Box; Local Bank Account; Collection Account. The Borrower has not granted any Person dominion or control of (i) any Post Office Box or the Local Bank Account other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement or (ii) the Collection Account other than the Administrative Agent. The Local Bank Account is a “deposit account” (under and as defined in the relevant UCC) and the Collection Account is a “securities account” (under and as defined in the relevant UCC). The Administrative Agent has a valid and perfected first priority security interest in the Collection Account. None of the Post Office Boxes, the Local Bank Account nor any interest therein has been pledged or assigned to any party other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement. The Collection Account or any interest therein has not been pledged or assigned to any party other than the Administrative Agent.
(q)
Tradenames. The Borrower has no trade names, fictitious names, assumed names or “doing business as” names or other names under which it has done or is doing business.
(r)
Purchase Agreement. The Purchase Agreement is the only agreement pursuant to which the Borrower purchases Receivables and the related Contracts.
(s)
Value Given. The Borrower shall have given reasonably equivalent value to UACC in consideration for the transfer to the Borrower of the Receivables and the related Collateral under the Purchase Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by UACC to the Borrower and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.
(t)
Accounting. The Borrower accounts for the transfers to it from UACC of Receivables and related Collateral under the Purchase Agreement as sales of such Receivables and related Collateral in its books and records and in UACC’s consolidated financial statements, in each case consistent with GAAP and with the requirements set forth herein.
(u)
Special Purpose Entity. The Borrower is in compliance with Section 6.02(n).
(v)
Bankruptcy Filings. The Trust Agreement provides that the Owner Trustee, prior to consenting to the filing by the Borrower of a voluntary petition under the Bankruptcy Code or any other Insolvency Laws, shall consider the interests of all Secured Parties and whether the Borrower is not Solvent. Each of the Borrower and UACC is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making any Receivable or any other assets of the Borrower available to satisfy claims of the creditors of UACC would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.
(w)
Investment Company Act. The Borrower (i) is not a “covered fund” under the Volcker Rule and (ii) is not, and after giving effect to the transactions contemplated hereby, will not be required to register as, an “investment company” within the meaning of the Investment Company Act or any successor statute. In determining that the Borrower is not a “covered fund”, the Borrower is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act.

(x)
ERISA. The Borrower has no current or former employees. Neither the Borrower nor any ERISA Affiliate sponsors contributes to or is required to contribute to any Pension Plan or any Multiemployer Plan.
(y)
Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein, in any other Basic Document or in any certificate or other document furnished by the Borrower pursuant hereto or thereto or in connection herewith or therewith is true and correct in all material respects.
(z)
Representations and Warranties in Purchase Agreement. The representations and warranties made by the Borrower to UACC in the Purchase Agreement are hereby remade by the Borrower on each date to which they speak in the Purchase Agreement, as if such representations and warranties were set forth herein. For purposes of this Section, such representations and warranties are incorporated herein by reference as if made by the Borrower to the Administrative Agent and to each of the Secured Parties under the terms hereof mutatis mutandis.
(aa)
OFAC. None of the Borrower, the Originator or any of their respective directors, officers, brokers or other agents acting or benefiting in any capacity in connection with this Agreement or the other Basic Documents, or any of their respective parents or subsidiaries, is a Designated Person.
(bb)
Anti-Money Laundering. The Borrower has not used all or any part of the Loans, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
(cc)
Allocation of Assets. The receivables transferred to the Borrower under the Purchase Agreement and to other special-purpose, bankruptcy-remote Subsidiaries of UACC that are party to warehouse facilities are generally allocated in the same order as such receivables become available for allocation (i.e. “FIFO”) and any variance in the relative mix of receivables collateral characteristics across the Collateral and such warehouse facilities are limited to the relative differences in eligibility criteria and/or concentration limits set forth herein and in the documents governing such warehouse facilities; provided, however that notwithstanding the foregoing, nothing shall require the Originator to sell receivables to the Borrower or any other of its Subsidiaries that are parties to warehouse facilities at any particular time until the Borrower or such other Subsidiary decides to request funding under this Agreement or the related warehouse facility, as applicable.
(dd)
Beneficial Ownership Certification. To the best of the Borrower’s knowledge, the information included in the Beneficial Ownership Certification is true and correct in all respects.

Section 5.02.
Representations and Warranties of the Borrower Relating to this Agreement and the Receivables. The Borrower represents and warrants, as of the Closing Date and as of each Funding Date, as follows:
(a)
Binding Obligation. Each Borrower Basic Document constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(b)
Security Interest. This Agreement constitutes a grant of a security interest in all Collateral to the Administrative Agent which upon the filing of financing statements in the applicable jurisdictions and, in the case of Subsequent Receivables in connection with the applicable Subsequent Loan, shall be a first priority perfected security interest in all Collateral, subject only to Permitted Liens. Neither the Borrower nor any Person claiming through or under the Borrower shall have any claim to or interest in any Account and, if this Agreement constitutes the grant of a security interest in such property, except for the interest of the Borrower in such property.
(c)
Eligibility of Receivables.
(i)
As of the Closing Date, (A) Schedule C and the information contained in the Funding Request delivered pursuant to Section 2.01 is an accurate and complete listing in all material respects of the Receivables constituting a portion of the Collateral as of the date of the Initial Loan and the information contained therein with respect to the identity of such Receivables and the amounts owing thereunder is true and correct in all material respects as of the related Cutoff Date, (B) each such Receivable is an Eligible Receivable, (C) each such Receivable and the related Financed Vehicle is free and clear of all Liens (other than Permitted Liens) and in compliance, in all material respects, with all Applicable Laws and (D) with respect to each such Receivable, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the origination, purchase and pledge of such Receivable and the related Collateral to the Administrative Agent have been duly obtained, effected or given and are in full force and effect.
(ii)
On each Funding Date other than the Funding Date on which the Initial Loan is made, the Borrower shall be deemed to represent and warrant that (A) Schedule C and the information contained in the related Funding Request is an accurate and complete listing in all material respects of the Receivables (including the Subsequent Receivables being transferred on such Funding Date) constituting a portion of the Collateral as of the date of the Subsequent Loan and the information contained therein with respect to the identity of such Receivables and the amounts owing thereunder is true and correct in all material respects as of the related Cutoff Date, (B) each Subsequent Receivable referenced on the related Funding Request is an Eligible Receivable, (C) each such Subsequent Receivable and the related Financed Vehicle is free and clear of all Liens (other than Permitted Liens) and in compliance in all material respects with all Applicable Laws, (D)

with respect to each such Subsequent Receivable, all material consents, licenses, approvals, authorizations, registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the origination, purchase and pledge of such Subsequent Receivable and the related Collateral have been duly obtained, effected or given and are in full force and effect and (E) the representations and warranties set forth in Section 5.02 are true and correct with respect to each Subsequent Receivable pledged on such day as if made on such day.
Section 5.03.
Representations and Warranties of the Servicer. The Servicer represents and warrants, as of the Closing Date and as of each Funding Date, as follows:
(a)
Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.
(b)
Due Qualification. The Servicer is duly qualified to do business and is in good standing as a corporation, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and or the conduct of its business, including the origination and servicing of the Receivables, requires such qualification, licenses or approvals.
(c)
Power and Authority; Due Authorization. The Servicer (i) has all necessary power, authority and legal right to (A) execute and deliver the Servicer Basic Documents and (B) carry out the terms of the Servicer Basic Documents and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of the Servicer Basic Documents.
(d)
Binding Obligation. Each Servicer Basic Document constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(e)
No Violation. The consummation of the transactions contemplated by the Servicer Basic Documents and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Servicer’s Formation Documents or, in any material respect, any Contractual Obligation of the Servicer, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Servicer’s properties pursuant to the terms of any such Formation Documents or Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law, the violation of which could reasonably be expected to have a Material Adverse Effect.
(f)
No Proceedings. There is no litigation, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer, before any

Governmental Authority (i) asserting the invalidity of any Servicer Basic Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Servicer Basic Document, (iii) challenging the enforceability of a material portion of the Receivables or (iv) seeking any determination or ruling that could reasonably be expected to have Material Adverse Effect.
(g)
All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Servicer of the Servicer Basic Documents have been obtained.
(h)
Reports Accurate. All Monthly Reports, information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished by the Servicer to any Agent, the Account Bank, the Backup Servicer or any Secured Party in connection with this Agreement are accurate, true and correct in all material respects.
(i)
Servicer’s Performance. The Servicer has the knowledge, the experience and the systems, financial and operational capacity available to timely perform each of its obligations hereunder.
(j)
Compliance with Credit and Collection Policy. The Servicer has, with respect to the Receivables, complied in all material respects with the Credit and Collection Policy.
(k)
Post Office Boxes; Local Bank Account; Collection Account. The Servicer has not granted any Person dominion or control of (i) any Post Office Box or the Local Bank Account other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement or (ii) the Collection Account other than the Administrative Agent. The Local Bank Account is a “deposit account” (under and as defined in the relevant UCC) and the Collection Account is a “securities account” (under and as defined in the relevant UCC). The Administrative Agent has a valid and perfected first priority security interest in the Collection Account. None of the Post Office Boxes, the Local Bank Account nor any interest therein has been pledged or assigned to any party other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement. The Collection Account or any interest therein has not been pledged or assigned to any party other than the Administrative Agent.
Section 5.04.
Retransfer of Certain Receivables.
(a)
Retransfer of an Ineligible Receivable. If a Receivable is an Ineligible Receivable as of the related Funding Date, no later than the earlier of (i) knowledge by the Borrower of such event and (ii) receipt by the Borrower from the Administrative Agent or the Servicer of written notice thereof (which notice the Servicer shall be required to give promptly upon knowledge thereof), the Borrower shall (A) disclose the identity of such Ineligible Receivable on the following Monthly Report and (B) to the extent such ineligibility has not been cured or waived in writing by the Administrative Agent, on or before the next Payment Date, make a deposit of the Release Price for each such Ineligible Receivable to the Collection Account in immediately available funds and accept the release of each such Ineligible Receivable. The Administrative Agent shall be deemed, upon deposit of the Release Price into the Collection Account, to convey to the Borrower, without recourse, representation or warranty, all of its right, title and interest in such Ineligible Receivable and the Borrower shall accept the release of each such Ineligible Receivable from the Administrative Agent, and the Aggregate Net Principal Balance shall be reduced by the Principal Balance (as of the related Determination Date) of each such Ineligible Receivable. On and after the date of release, the Ineligible Receivable so released shall not be included in the Collateral. Upon each release to the Borrower of any such Ineligible Receivable, the Administrative Agent shall automatically and without further action be deemed to transfer, assign and set-over to the Borrower, without recourse, representation or warranty, all the right, title and interest of the Administrative Agent in, to and under such Ineligible Receivable and all future monies due or to become due with respect thereto, all proceeds of such Ineligible Receivable and Recoveries relating thereto, all rights to security for any such Ineligible Receivable, and all proceeds and products of the foregoing. The Administrative Agent shall, at the sole expense of the Servicer, execute such documents and instruments of release as may be prepared by the Servicer on behalf of the Borrower and take other such actions as shall reasonably be requested by the Borrower to effect the release of such Ineligible Receivable pursuant to this subsection.
(b)
Retransfer of All of the Receivables. In the event of a breach of any representation or warranty set forth in Section 5.02, which breach could reasonably be expected to have a Material Adverse Effect on the rights of any of the Borrower, the Administrative Agent, the Agents or the Secured Parties, by notice then given in writing to the Borrower, the Administrative Agent may direct the Borrower to accept the release of all interest in the Receivables, in which case the Borrower shall be obligated to accept the release of such Receivables on a Release Date. The Borrower shall deposit on the Release Date an amount equal to the Release Amount in the Collection Account. On the Release Date, provided that the Release Amount has been deposited into the Collection Account, all interests of the Administrative Agent in the Receivables shall be transferred to the Borrower; and the Administrative Agent shall, at the sole expense of the Servicer, execute and deliver such instruments of transfer, in each case without recourse, representation or warranty, as shall be prepared and reasonably requested by the Servicer on behalf of the Borrower to vest in the Borrower, or its designee or assignee, all right, title and interest of the Administrative Agent in, to and under the Receivables.
(c)
Retransfer of Receivables for Breach of Servicing Covenant. In the event that the Servicer breaches a servicing covenant pursuant to Section 7.03(c)(i) or (c)(ii), no later than the earlier of (i) knowledge by the Servicer of such event or (ii) receipt by the Servicer from the Administrative Agent or the Borrower of written notice thereof, the Servicer shall (A) disclose the identity of the related Receivable on the following Monthly Report and (B) to the extent such breach has not been cured or waived in writing by the Administrative Agent, on or before the next Payment Date, make a deposit of the Release Price for each such Receivable into the Collection Account in immediately available funds, and the Borrower shall accept the release of such Receivable(s), in each case as described in Section 5.04(a).
(d)
Notice of Release. The Borrower or the Servicer, as applicable, shall provide written notice to the Administrative Agent and each Hedge Counterparty on the related Monthly Report of any release of Receivables pursuant to Sections 5.04(a) and (c). With respect to any release under Section 5.04(b), the Borrower shall provide written notice to the Administrative

Agent and each Hedge Counterparty of any release of Receivables prior to 12:00 p.m., Chicago, Illinois time, three (3) Business Days prior to the related Release Date, and such notice shall include representations and warranties by the Borrower that no Termination Event or Servicer Termination Event has occurred.
ARTICLE 6

COVENANTS
Section 6.01.
Affirmative Covenants of the Borrower. Except as otherwise provided herein, from the date hereof until the Facility Termination Date:
(a)
Compliance with Laws. The Borrower will comply in all material respects with all Applicable Laws, including those with respect to the Receivables and related Financed Vehicles.
(b)
Preservation of Existence. The Borrower will preserve and maintain its existence, rights, franchises and privileges in the State of Delaware, and qualify and remain qualified in good standing as a foreign trust in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)
Performance and Compliance with Contracts. The Borrower will, at its expense, timely and fully perform and comply in all material respects (or cause UACC to perform and comply pursuant to the Purchase Agreement and all Transfer Agreements) with all provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to such Contracts.
(d)
Keeping of Records and Books of Account. To the extent not maintained and implemented by the Servicer, the Borrower will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables.
(e)
Borrower Assets. With respect to each Receivable, the Borrower will (i) acquire such Receivable pursuant to and in accordance with the Purchase Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such Receivable, including (A) filing and maintaining, effective financing statements (Form UCC-1) listing UACC, respectively, as debtor in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (iii) take all additional action that the Administrative Agent may reasonably request, including the filing of financing statements listing the Administrative Agent as secured party to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral.

(f)
Delivery of Collections. The Borrower will deliver to the Servicer for further remittance to the Local Bank Account promptly (but in no event later than one Business Day after receipt) all Collections received by Borrower in respect of the Receivables.
(g)
Separate Corporate Existence. The Borrower shall be in compliance with the special purpose entity requirements set forth in Section 6.02(n).
(h)
[***].
(i)
Notice of Certain Events. The Borrower will provide the Administrative Agent, each Agent, the Account Bank and the Backup Servicer with written notice immediately following the earlier of (i) actual knowledge by the Borrower and (ii) receipt by the Borrower from the Servicer of written notice (which notice the Servicer shall be required to give promptly upon knowledge) of the occurrence of each Early Amortization Event, each Termination Event and each Unmatured Termination Event and, no later than three Business Days following the occurrence thereof, the Borrower will provide to the Administrative Agent an Officer’s Certificate setting forth the details of such event and the action that the Borrower proposes to take with respect thereto.
(j)
Taxes. The Borrower will file and pay any and all Taxes, including those required to meet the obligations of the Basic Documents that are due and payable, not being contested in good faith and fully reserved for in accordance with GAAP.
(k)
Use of Proceeds. The Borrower will use the Principal Amounts only to acquire Receivables.
(l)
Preservation of Security Interest. The Borrower will execute and file such financing and continuation statements and any other documents that may be required by any Applicable Law to preserve and protect fully the security interest of the Administrative Agent in, to and under the Collateral.
(m)
Reporting. The Borrower will furnish or cause to be furnished to the Administrative Agent and each Agent:
(i)
Monthly Reports. Not later than each Reporting Date, a Monthly Report and such other information as reasonably requested by the Administrative Agent.
(ii)
Income Tax Liability. Within ten Business Days after the receipt of revenue agent reports or other written proposals, determinations or assessments of the Internal Revenue Service or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of the Borrower (within the meaning of Section 1504(a)(l) of the Code) which equal or exceed $[***] in the aggregate, telephonic, telex or telecopied notice (confirmed in writing within five Business Days) specifying the nature of the items giving rise to such adjustments and the amounts thereof.

(iii)
Tax Returns. Upon demand by the Administrative Agent, copies of all federal, State and local Tax returns and reports filed by the Borrower, or in which the Borrower was included on a consolidated or combined basis (excluding sales, use and like taxes).
(iv)
Representations. Promptly upon receiving knowledge of same, the Borrower shall notify the Administrative Agent if any representation or warranty set forth in Section 5.01 or 5.02 in any material respect was incorrect at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Administrative Agent in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of the Borrower which would render any of such representations and warranties untrue in any material respect at the date when they were made or deemed to have been made.
(v)
Proceedings. As soon as possible and in any event within three Business Days after any Responsible Officer of the Borrower receives notice or obtains knowledge thereof, any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy (of a material nature), litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower.
(vi)
Notice of Material Events. Promptly upon any Responsible Officer of the Borrower becoming aware thereof, notice of any other event or circumstances that, in the reasonable judgment of the Borrower, is likely to have a Material Adverse Effect.
(vii)
Beneficial Ownership Certification. Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation, including delivery of a Beneficial Ownership Certification.
(n)
Accounting Policy. The Borrower will promptly notify the Administrative Agent of any change in the Borrower’s accounting policies that are not otherwise required by GAAP.
(o)
Certificate of Title Opinion. If in connection with a Securitization involving all or a portion of the Collateral the Borrower is required to provide an Opinion of Counsel in each State in which the aggregate Principal Balance of Receivables related to Obligors with mailing addresses in such State equals or exceeds [***]% of the Aggregate Net Principal Balance, as to the requirements in each such State for the assignment of a security interest in the related Financed Vehicles and that the security interest of the related secured parties in such Financed Vehicles will be perfected and may be enforced by such secured parties notwithstanding the absence of a notation of the assignment of the security interest of the Originator to such secured parties on the related Certificate of Title, the Borrower will furnish to the Administrative Agent and the Lenders a copy of such Opinion of Counsel.
(p)
Other. The Borrower will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Borrower as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Secured Parties under or as contemplated by this Agreement.
Section 6.02.
Negative Covenants of the Borrower. From the date hereof until the Facility Termination Date:
(a)
Other Business. The Borrower will not (i) engage in any business other than the transactions contemplated by the Basic Documents, (ii) incur any Indebtedness, obligation, liability or contingent obligation of any kind other than pursuant to this Agreement or under any Hedging Agreement required by Section 6.03 or (iii) form any Subsidiary or make any Investment in any other Person.
(b)
Receivables Not to be Evidenced by Instruments. The Borrower will take no action to cause any Receivable that is not, as of the Closing Date or the related Funding Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Receivable.
(c)
Security Interests. The Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any portion of the Collateral, whether now existing or hereafter transferred hereunder, or any interest therein, and the Borrower will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Borrower will promptly notify the Administrative Agent of the existence of any Lien (other than Permitted Liens) on any portion of the Collateral and the Borrower shall defend the right, title and interest of the Administrative Agent in, to and under such Collateral, against all claims of third parties; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any portion of the Collateral.
(d)
Mergers, Acquisitions, Sales, Etc. The Borrower will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock or membership interests of any class of, or any partnership or joint venture interest in, any other Person, or, sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any portion of the Collateral or any interest therein (other than pursuant hereto).
(e)
Distributions. The Borrower shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Borrower or any Person’s interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Termination Event or Unmatured Termination Event has occurred and is continuing or would result therefrom, the Borrower may pay cash distributions on the certificates issued pursuant to the Trust Agreement with funds distributed to the Borrower pursuant to Section 2.08(x), subject to Applicable Law.
(f)
Change of Name or Location of Receivable Files. The Borrower shall not (i) change its name or state of organization, move the location of its principal place of business and chief executive office, and the offices where it keeps the Records from the location referred to in Section 14.02 or (ii) move, or consent to the Custodian moving, the Receivable Files from the locations set forth on Schedule D, unless the Borrower has given at least 30 days’ written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent in the Collateral.
(g)
True Sale. Except for purposes of GAAP, the Borrower will not account for or treat the transactions contemplated by the Purchase Agreement in any manner other than as the sale, or absolute assignment, of the Receivables and other Collateral by UACC to the Borrower.
(h)
ERISA Matters. Without the consent of the Administrative Agent, the Borrower will not, and will not permit any ERISA Affiliate to, adopt, contribute or become required to contribute to any Pension Plan or any Multiemployer Plan.
(i)
Formation Documents; Purchase Agreement. Without the prior consent of the Administrative Agent and notice to each Agent, the Borrower will not amend, modify, waive or terminate any provision of its Formation Documents or the Purchase Agreement (including any Transfer Agreement).
(j)
Changes in Payment Instructions. The Borrower will not add or make any change, or permit the Servicer to make any change, in its instructions to Obligors regarding payments to be made to the Borrower or the Servicer, other than in accordance with the Credit and Collection Policy, or payments to be made to the Post Office Boxes or the Local Bank Account, other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement and unless the Administrative Agent has received duly executed copies of all documentation related thereto.
(k)
Extension or Amendment. The Borrower will not, except as otherwise permitted in Section 7.03(c)(i), extend, amend or otherwise modify, or permit the Servicer to extend, amend or otherwise modify, the terms of any Contract.
(l)
[***].
(m)
No Assignments. The Borrower will not assign or delegate, grant any interest in or permit any Lien to exist upon any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent.

(n)
Special Purpose Entity. The Borrower shall not (nor has the Borrower taken any such action in the past):
(i)
engage in any business or activity other than the purchase and receipt of Receivables and related assets from UACC under the Purchase Agreement, the pledge of Receivables and other Collateral under the Basic Documents and such other activities as are incidental thereto;
(ii)
acquire or own any material assets other than (A) the Receivables and related assets from UACC under the Purchase Agreement and (B) incidental property as may be necessary for the operation of the Borrower;
(iii)
merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case first obtaining the Administrative Agent’s consent;
(iv)
fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or without the prior written consent of the Administrative Agent, amend, modify, terminate, fail to comply with the provisions of its Formation Documents or other governing documents, as applicable, or fail to observe corporate formalities;
(v)
own any Subsidiary or make any investment in any Person without the consent of the Administrative Agent;
(vi)
commingle its assets with the assets of any of its Affiliates, or of any other Person, except as contemplated hereunder or under the Intercreditor Agreement;
(vii)
incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than Indebtedness to the Secured Parties hereunder or in conjunction with a repayment of the Aggregate Unpaids, except for trade payables in the ordinary course of its business, provided that such debt is not evidenced by a note and paid when due;
(viii)
become not Solvent or fail to pay its debts and liabilities from its assets as the same shall become due;
(ix)
fail to maintain its records, books of account and bank accounts separate and apart from those of any other Person, except as contemplated hereunder or under the Intercreditor Agreement;
(x)
enter into any contract or agreement with any of its principals or Affiliates or any other Person, except upon terms and conditions that are commercially reasonable and intrinsically fair and substantially similar to those that would be available on an arm’s-length basis with third parties other than its Affiliates;
(xi)
seek its dissolution or winding up in whole or in part;
(xii)
fail to correct any known misunderstandings regarding the separate identity of Borrower or UACC, as applicable, or any principal or Affiliate thereof or any other Person;
(xiii)
guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person, except as expressly provided in the Basic Documents;
(xiv)
make any loan or advances to any third party, including any principal or Affiliate, or hold evidence of Indebtedness issued by any other Person (other than Permitted Investments);
(xv)
fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other party is transacting business, or (B) to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates);
(xvi)
fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
(xvii)
file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable Insolvency Laws, or make an assignment for the benefit of creditors;
(xviii)
share any common logo with or hold itself out as or be considered as a department or division of (A) any of its principals or Affiliates, (B) any Affiliate of a principal or (C) any other Person;
(xix)
permit any transfer (whether in any one or more transactions) of a direct or indirect ownership interest in the Borrower (other than in accordance with the Trust Agreement), unless the Borrower delivers to the Administrative Agent an acceptable non-consolidation opinion;
(xx)
fail to pay its own liabilities and expenses only out of its own funds;
(xxi)
acquire the obligations or securities of its Affiliates or stockholders;
(xxii)
fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

(xxiii)
fail to use separate invoices and checks bearing its own name;
(xxiv)
pledge its assets for the benefit of any other Person, other than with respect to payment of the Indebtedness to the Lenders hereunder;
(xxv)
fail to provide that the consent of the Owner Trustee is required for the Borrower to (A) dissolve or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or not Solvent, (B) institute or consent to the institution of bankruptcy or Insolvency Proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or State law relating to bankruptcy or insolvency, (D) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower, (E) make any assignment for the benefit of the Borrower’s creditors, (F) admit in writing its inability to pay its debts generally as they become due or (G) take any action in furtherance of any of the foregoing;
(xxvi)
amend, restate, supplement or otherwise modify its Formation Documents in any respect that would impair its ability to comply with the Basic Documents; and
(xxvii)
not take or refrain from taking, as applicable, each of the activities specified in the non-consolidation opinion of [***], dated the Closing Date.
(o)
Additional Lenders. The Borrower will not add any Lender to this Agreement without the prior written consent of the Administrative Agent.
(p)
Liens. The Borrower will not create, or participate in the creation of, or permit to exist, any Liens (other than Permitted Liens) and will not enter into any control agreement with respect to the Post Office Boxes or the Local Bank Account other than pursuant to the Intercreditor Agreement.
(q)
Anti-Money Laundering. Neither the Borrower nor any Affiliate of the Borrower will use all or any part of the proceeds of the Loans, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
(r)
OFAC. The Borrower shall not, directly or indirectly, use the proceeds of any Advance, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities or business of or with any Designated Person, or in any country or territory, that at the time of such funding is the subject of any sanctions under any Sanctions Laws and Regulations, or (ii) in any other manner that would result in a violation of any Sanctions Laws and Regulations by any party to this Agreement. None of the funds or assets of the Borrower or UACC that are used to pay any amount due pursuant to this Agreement or the other Basic Documents shall constitute funds obtained from transactions with or relating to

Designated Persons or countries which are the subject of sanctions under any Sanctions Laws and Regulations.
Section 6.03.
Covenant of the Borrower Relating to Hedging.
(a)
At all times during any Required Hedging Period, the Borrower shall be Fully Hedged.
(b)
Once per calendar month not later than each Determination Date and on each Funding Date on which the amount of the Loan requested by the Borrower is greater than or equal to $[***] the Borrower (or the Servicer on behalf of the Borrower) shall obtain a quote from a Agent or Lender (or an Affiliate thereof) for the purchase price of an interest rate cap that satisfies the conditions described in clauses (i) through (iv) of the definition of Fully Hedged. Promptly following receipt of such quote, the Borrower (or the Servicer on behalf of the Borrower) shall provide notice thereof to the Administrative Agent and each Agent and such quote(s) shall be used to determine the “Hedge Reserve Account Required Amount” until the next succeeding date on which the Borrower receives quotes pursuant to this Section 6.03(b).
(c)
On or prior to May 11, 2017, the Borrower (or the Servicer on behalf of the Borrower) shall cause the segregated account in the name of the Borrower at the Account Bank known as the “Exercised Option Account” to be re-titled and thereafter maintained as the “Hedge Reserve Account for UACC Auto Financing Trust IV” and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties (the “Hedge Reserve Account”). The taxpayer identification number associated with the Hedge Reserve Account shall be that of the Borrower and the Borrower will report for Federal, state and local income taxes, the income, if any, represented by the Hedge Reserve Account. On or prior to May 11, 2017, the Borrower shall cause to be deposited in the Hedge Reserve Account the Hedge Reserve Account Required Amount. At the written direction of the Servicer (which may be a standing order), funds on deposit in the Hedge Reserve Account shall be invested by the Account Bank in Permitted Investments selected by the Servicer that will mature so that such funds will be available on or before the close of business on the Business Day preceding each Payment Date. All Permitted Investments shall be held in the name of the Administrative Agent for the benefit of the Secured Parties. To the extent the Servicer does not provide the written instructions described in the first sentence of this Section 6.03(c), funds on deposit in the Hedge Reserve Account shall remain uninvested. On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Hedge Reserve Account received prior to such Payment Date shall be treated as “Available Funds” and applied as set forth in Section 2.08 of this Agreement on such Payment Date. Funds deposited in the Hedge Reserve Account on a Business Day (which immediately precedes a Payment Date) upon the maturity of any Permitted Investments are not required to be invested overnight.
(d)
Each Hedging Agreement which requires the posting of collateral by the Hedge Counterparty shall provide that the Servicer (on behalf of the Borrower) shall, within thirty (30) days of the execution of the Hedging Agreement, establish a hedge collateral account in the name of the Borrower for such Hedging Agreement at a Qualified Institution that is not an Affiliate of the Borrower, and the Hedge Counterparty shall cause any collateral transferred by the Hedge Counterparty to be deposited into such hedge collateral account in accordance with the terms of such Hedging Agreement. The parties hereto acknowledge and agree that the only permitted withdrawal from, or application of funds on deposit in, or otherwise to the credit of, a hedge collateral account shall be (i) for application to obligations of the related Hedge Counterparty to the Borrower under the related Hedging Agreement (including any Hedge Transaction thereunder) in accordance with the terms of such Hedging Agreement or (ii) to return the collateral to the related Hedge Counterparty when and as required by the related Hedging Transaction.
(e)
Each Hedging Agreement shall require any Hedge Counterparty other than [***] to post collateral into the hedge collateral account in such amounts and with such frequency as shall be set forth in the Hedging Agreement approved by the Administrative Agent commencing no later than thirty (30) calendar days after either (x) such Hedge Counterparty’s long-term unsecured debt rating is suspended, withdrawn or downgraded below the Long-Term Rating Requirement, or (y) such Hedge Counterparty’s short-term unsecured debt rating is suspended, withdrawn or downgraded by the Short-Term Rating Requirement (either (x) or (y) a “Hedge Counterparty Downgrade”). Additionally, upon the occurrence of Hedge Counterparty Downgrade with respect to any Hedge Counterparty other than [***], the Borrower must replace the Hedge Counterparty within thirty (30) calendar days of the occurrence of the Hedge Counterparty Downgrade.
(f)
As additional security hereunder, the Borrower has assigned to the Administrative Agent all right, title and interest of Borrower in the Hedge Collateral. The Borrower acknowledges that, as a result of that assignment, the Borrower may not, without the prior written consent of the Administrative Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for the Borrower’s right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Borrower’s obligations hereunder. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Administrative Agent or any Secured Party for the performance by the Borrower of any such obligations.
(g)
The parties hereto acknowledge and agree that the Account Bank shall not be required to act as a “commodity pool operator” (as defined in the Commodity Exchange Act, as amended) or be required to undertake regulatory filings related to this Agreement in connection therewith.
Section 6.04.
Affirmative Covenants of the Servicer. From the date hereof until the Facility Termination Date:
(a)
Compliance with Law. The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Receivables, the related Contracts, Financed Vehicles and Receivable Files or any part thereof.

(b)
Preservation of Corporate Existence. The Servicer will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)
Obligations and Compliance with Receivables. The Servicer will fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each Receivable and will do nothing to impair the rights of the Administrative Agent in, to and under the Collateral.
(d)
Performance and Compliance with Servicer Basic Documents. The Servicer will timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Servicer Basic Documents.
(e)
Keeping of Records and Books of Account. The Servicer will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables, including the Servicer Files, in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables, including the Servicer Files.
(f)
Taxes. The Servicer will file all tax returns required to be filed by it and pay any and all Taxes, including those required to meet the obligations of the Basic Documents.
(g)
Preservation of Security Interest. The Servicer will execute and file such financing and continuation statements and any other documents that may be required by any Applicable Law of any Governmental Authority to preserve and protect fully the security interest of the Administrative Agent in, to and under the Collateral.
(h)
Credit and Collection Policy. The initial Servicer will (i) comply in all material respects with the Credit and Collection Policy in regard to each Receivable, [***].
(i)
Notice of Certain Events. The Servicer will furnish to the Administrative Agent, each Agent, the Account Bank and the Backup Servicer, as soon as possible and in any event within three Business Days after the earlier of (i) knowledge by the Servicer and (ii) receipt by the Servicer from the Borrower of written notice thereof (which notice the Borrower shall be required to give promptly upon knowledge thereof) of the occurrence of each Early Amortization Event, each Termination Event and each Unmatured Termination Event, a written statement of its chief financial officer or chief accounting officer setting forth the details of such event and the action that the Servicer purposes to take with respect thereto.
(j)
Other. The Servicer will furnish to the Administrative Agent, each Agent and the Backup Servicer, promptly, from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Borrower, the Servicer or the Originator as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or Lenders under or as contemplated by this Agreement.
(k)
Losses, Etc. In any suit, proceeding or action brought by the Administrative Agent, any Agent, the Custodian, Account Bank, Backup Servicer or any Secured Party for any sum owing thereto, the Servicer shall save, indemnify and keep each such entity harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Obligor under the Receivables, arising out of a breach by the Servicer of any obligation under the related Receivable or arising out of any other agreement, Indebtedness or liability at any time owing to or in favor of such Obligor or its successor from the Servicer, and all such obligations of the Servicer shall be and remain enforceable against and only against the Servicer and shall not be enforceable against each such entity.
(l)
Notice Regarding Collateral. The Servicer shall advise the Custodian, each Agent and the Administrative Agent in writing promptly following the earlier of (i) knowledge by the Servicer and (ii) receipt by the Servicer from the Borrower of written notice thereof (which notice the Borrower shall be required to give promptly upon knowledge thereof), in reasonable detail of (i) any Lien asserted or claim made against any portion of the Collateral, (ii) the occurrence of any material breach by the Servicer of any of its representations, warranties and covenants contained herein and (iii) the occurrence of any other event which would have a material adverse effect on the security interest of the Administrative Agent on behalf of the Secured Parties in the Collateral or the collectability of all or a material portion of the Receivables, or which would have a material adverse effect on the security interests of the Administrative Agent for the benefit of the Secured Parties.
(m)
Realization on Receivables. In the event that the Servicer realizes upon any Receivable, the methods utilized by the Servicer to realize upon such Receivable or otherwise enforce any provisions of such Receivable will not subject the Servicer, the Borrower, any Secured Party, any Agent or the Custodian to liability under any federal, State or local law, and any such realization or enforcement by the Servicer will be conducted in accordance with the provisions of this Agreement, the Credit and Collection Policy and Applicable Law.
(n)
Certificates of Title. Within 15 days following the end of each calendar quarter, the Servicer shall deliver to the Custodian (if not UACC), each Agent and the Administrative Agent a list of all Receivables for which it does not have in its possession the related Certificate of Title.
(o)
Interpayments. To the extent that the Borrower makes an Interpayment pursuant to Section 2.06(d), on the related Payment Date, if required by the Administrative Agent, UACC shall deposit an amount equal to the Monthly Accrued Interest Payment Amount into the Collection Account.
(p)
[***].

(q)
Auditors’ Management Letters. The Servicer will deliver to the Administrative Agent and each Agent, promptly after receipt by the Servicer or its accountants, a copy of any auditors’ management letters which refer in whole or in part to any inadequacy, defect, problem, qualification or other lack of fully satisfactory accounting controls utilized by the Servicer that resulted in a qualified audit opinion.
(r)
Accounting Policy. The Servicer will promptly notify the Administrative Agent and each Agent of any material change in the Servicer’s accounting policies.
Section 6.05.
Negative Covenants of the Servicer. From the date hereof until the Facility Termination Date:
(a)
Post Office Boxes; Local Bank Account. The Servicer shall not create or participate in the creation of, or permit to exist, any Liens with respect to the Post Office Boxes or the Local Bank Account, except as permitted and pursuant to the Intercreditor Agreement and the Intercreditor Party Supplement. The Servicer shall not enter into any “control agreement” (as defined in the relevant UCC) with respect to the Post Office Boxes or the Local Bank Account other than pursuant to the Intercreditor Agreement.
(b)
Mergers, Acquisition, Sales, etc. The Servicer will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, other than contemplated in Section 7.16.
(c)
Change of Name or Location of Servicer Files or Receivable Files. The Servicer shall not (i) change its name or its state of organization, move the location of its principal place of business and chief executive office, and the offices where it keeps records concerning the Receivables (including the Servicer Files) from the locations set forth in Schedule D or (ii) move, or consent to the Custodian moving, the Receivable Files from the locations set forth in Schedule D, unless the Servicer has given at least 30 days’ prior written notice to the Administrative Agent and each Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent, as agent for the Secured Parties, in the Collateral.
(d)
Change in Payment Instructions to Obligors. The Servicer will not make any change in its instructions to the Obligors regarding payments to be made to the Borrower or the Servicer, other than in accordance with the Credit and Collection Policy, or payments to be made to the Post Office Boxes or Local Bank Account, other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement and unless the Administrative Agent has received duly executed copies of all documentation related thereto.
(e)
Extension or Amendment of Contracts. The Servicer will not, except as otherwise permitted in Section 7.03(c)(i), extend, amend or otherwise modify the terms of any Contract.
(f)
No Instruments. The Servicer shall take no action to cause any Receivable to be evidenced by any Instrument (as defined in the UCC).

(g)
No Liens. The Servicer shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than any Permitted Lien) on the Collateral or any interest therein, the Servicer will notify the Custodian and the Administrative Agent of the existence of any Lien on any portion of the Collateral immediately upon discovery thereof, and the Servicer shall defend the right, title and interest of the Administrative Agent on behalf of the Secured Parties in, to and under the Collateral against all claims of third parties claiming through or under the Servicer.
(h)
Release; Additional Covenants. The Servicer shall (i) not release any Financed Vehicle securing any Receivable from the security interest granted therein by such Receivable in whole or in part except (A) in the event of payment in full by the Obligor thereunder or upon transfer of such Financed Vehicle to a purchaser following repossession by the Servicer or (B) to an insurer in exchange for Insurance Proceeds paid by such insurer resulting from a claim for the total insured value of a Financed Vehicle, (ii) not impair the rights of the Borrower, the Secured Parties or the Custodian in the Collateral, (iii) not increase the number of Scheduled Payments due under a Receivable except as permitted herein or in the Credit and Collection Policy, (iv) prior to the payment in full of any Receivable, not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on such Receivable or any interest therein, (v) immediately notify the Borrower, the Administrative Agent, each Agent, the Backup Servicer and the Custodian (if other than UACC) of the existence of any Lien on any portion of the Collateral (other than any Permitted Lien) if the Servicer has actual knowledge thereof, (vi) defend the right, title and interest of the Borrower, the Secured Parties, the Administrative Agent, each Agent and the Custodian in, to and under the Collateral against all claims of third parties claiming through or under the Servicer, (vii) transfer to the Local Bank Account for deposit into the Collection Account, all payments received by the Servicer with respect to the Receivables in accordance with this Agreement, the Intercreditor Agreement and the Intercreditor Party Agreement, (viii) comply with the terms and conditions of this Agreement relating to the obligation of the Borrower to remove Receivables from the Collateral pursuant to this Agreement and the obligation of the Seller to reacquire Receivables from the Borrower pursuant to the Purchase Agreement, (ix) promptly notify the Borrower, the Administrative Agent, each Agent, the Backup Servicer, the Account Bank, each Hedge Counterparty and the Custodian of the occurrence of any Servicer Termination Event and any breach, in any material respect, by the Servicer of any of its covenants or representations and warranties contained herein, (x) promptly notify the Borrower, the Administrative Agent, each Agent, the Backup Servicer, the Account Bank and the Custodian of the occurrence of any event which, to the knowledge of the Servicer, would require that the Borrower make or cause to be made any filings, reports, notices or applications or seek any consents or authorizations from any and all Government Authorities in accordance with the relevant UCC and any State vehicle license or registration authority as may be necessary or advisable to create, maintain and protect a first priority security interest of the Administrative Agent in, to and on the Financed Vehicles and a first priority security interest of the Administrative Agent in, to and on the Collateral, (xi) take all reasonable action necessary to maximize the returns pursuant to the Insurance Policies, (xii) deliver or cause to be delivered to the Borrower no later than one Business Day preceding the Cutoff Date or any Funding Date, as the case may be, the current Schedule of Receivables, (xiii) with respect to any Receivable, deliver or cause to be delivered to the Custodian within one Business Day preceding the Closing Date or the date of such Subsequent Loan, as the case may be, the documents to be included in the Receivable Files with respect to those Receivables, as the case may be, (xiv) not impair the rights of the Borrower or the Secured Parties in the Collateral or (xv) not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than any Permitted Lien) on the Collateral or any interest therein. Notwithstanding any other provision of this Agreement, the Servicer may release any Financed Vehicle from the security interest created by the related Receivable when the Servicer deposits into the Collection Account an amount equal to the related Release Price or the entire amount of Insurance Proceeds, Recoveries and other Collections it has received or expects to receive with respect to such Receivable and such Financed Vehicle.

The Servicer shall, within two Business Days of its receipt thereof, respond to reasonable written directions or written requests for information that the Borrower, the Administrative Agent, the Backup Servicer or the Custodian (if other than UACC) might have with respect to the administration of the Receivables.

ARTICLE 7

ADMINISTRATION AND SERVICING OF RECEIVABLES
Section 7.01.
Designation of Servicing. The Administrative Agent, each Agent and the Borrower, at the direction of and on behalf of the Administrative Agent, hereby appoint UACC, as Servicer to manage, collect and administer each of the Receivables and the other Collateral, and to enforce its respective rights and interests in and under the Collateral and UACC hereby accepts such appointment and agrees to perform the duties and responsibilities of the Servicer pursuant to the terms hereof.
Section 7.02.
Servicing Compensation. As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive the Servicing Fee to the extent of funds available therefor pursuant to Section 2.08(i). The Servicer shall further be entitled to retain as additional servicing compensation any and all ancillary fees, extension fees and payments from Obligors, including late fees, administrative fees and similar charges allowed by Applicable Law.
Section 7.03.
Duties of the Servicer.
(a)
Standard of Care. The Servicer agrees that its servicing and collection of the Receivables shall be carried out in accordance with the Credit and Collection Policy, Applicable Law and customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others.
(b)
Records Held in Trust. The Servicer shall hold in trust for the Secured Parties all records which evidence or relate to all or any part of the Collateral. In the event that the Backup Servicer assumes servicing responsibilities or a Successor Servicer, as applicable, is appointed, the outgoing Servicer shall promptly deliver to the Backup Servicer or the Successor Servicer, as applicable, and the Backup Servicer or the Successor Servicer, as applicable, shall hold in trust for the Borrower and the Secured Parties all records which evidence or relate to all or any part of the Collateral, other than the Receivable Files which shall be delivered to the successor Custodian.
(c)
Collection Practices.
(i)
The Servicer shall be responsible for collection of payments called for under the terms and provisions of the Contracts related to the Receivables, as and when the same shall become due. The Servicer, in making collection of Receivable payments pursuant to this Agreement, shall be acting as agent for the Secured Parties, and shall be deemed to be holding such funds in trust on behalf of and as agent for the Administrative Agent and the Secured Parties. The Servicer, consistent with the Credit and Collection Policy in effect at the time of acting, shall service, manage, administer and make collections on the Receivables on behalf of the Borrower and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection therewith which are consistent with this Agreement. The Servicer may in its discretion grant extensions, rebates or adjustments on a Contract as permitted by the Credit and Collection Policy then in effect, and amend or modify any Contract but [***]. The Servicer may in its discretion waive any late payment charge or any other fees, not including interest on the Principal Balance, that may be collected in the ordinary course of servicing a Receivable. The Servicer shall also enforce all rights of the Borrower under the Purchase Agreement (including each Transfer Agreement) including the right to require UACC to repurchase Receivables for breaches of representations and warranties made by UACC. Receivables in respect of which the Servicer has breached the foregoing provisions shall be repurchased by the Servicer pursuant to Section 5.04(c).
(ii)
Consistent with the Credit and Collection Policy, if at least [***]% of a Scheduled Payment due under a Receivable is not received by the end of the day on its due date, the Servicer will make reasonable and customary efforts to contact the Obligor. The Servicer shall continue its efforts to obtain payment from such Obligor who has not paid at least [***]% of a Scheduled Payment until the related Financed Vehicle has been repossessed and sold or the Servicer has determined that all amounts collectable on the Receivable have been collected. The Servicer shall use its best efforts, consistent with the Credit and Collection Policy, to collect funds on a Defaulted Receivable and by the close of business on the second Business Day following receipt of such Collections and deposit thereof into the Local Bank Account, such Collections shall be deposited into the Collection Account.
(iii)
In the event a Receivable becomes a Defaulted Receivable, the Servicer, itself or through the use of independent contractors or agents shall, consistent with the Credit and Collection Policy, repossess or otherwise convert the ownership of the Financed Vehicle securing any such Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. All costs and expenses incurred by the Servicer in connection with the repossession of the Financed Vehicles securing such Receivables shall be reimbursed to the Servicer (other than overhead), to the extent not previously recouped by the Servicer from Recoveries on the Payment Date immediately succeeding the Collection Period in which the Servicer delivered to the Administrative Agent an itemized statement of such costs and expenses. Notwithstanding the foregoing and consistent with the terms of this Agreement, the Servicer shall not be obligated to repossess or take any action with respect to a Defaulted Receivable if, in its reasonable judgment consistent with the Credit and Collection Policy, the Recoveries would not be increased.
(iv)
The Servicer shall deposit or cause to be deposited by electronic funds transfer all Collections to the Collection Account no later than two Business Days after deposit into the Local Bank Account or otherwise.
(d)
Collection; Recourse; Sales of Financed Vehicles. The Servicer, itself or through the use of independent contractors or agents, shall follow practices consistent with the Credit and Collection Policy, in its servicing of automotive receivables, which may include reasonable efforts to realize rights of recourse against any Dealer, selling a Financed Vehicle, or requesting a Subservicer to sell a Financed Vehicle, at public or private sale; provided, however, that the Servicer, itself or through the use of independent contractor or agents shall, in accordance with the Credit and Collection Policy, maximize the sales proceeds for each repossessed Financed Vehicle.

The foregoing shall be subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, the Servicer shall not expend funds for the repair or the repossession of such Financed Vehicle unless the Servicer shall determine in its discretion that such repair or repossession would increase the Recoveries in an amount greater than the cost of repairs.
(e)
Subservicers. The Servicer may delegate in the ordinary course of business any or all of its duties and obligations hereunder to one or more Subservicers; provided, however, that the Servicer shall at all times remain responsible for the performance of such duties and obligations.
(f)
Insurance. The Servicer shall:
(i)
on behalf of the Borrower, administer and enforce all rights and responsibilities of the Borrower, as owner of the Receivables, provided for in the Insurance Policies relating to the Receivables; and
(ii)
be in accordance with customary servicing procedures and the Credit and Collection Policy, require that each Obligor shall have obtained physical damage insurance covering the Financed Vehicle as of the date of execution of the Contract.

In the case of any inconsistency between this Agreement and the terms of any Insurance Policy, the Servicer shall comply with the latter.

(g)
Obligation to Restore. In the event of any physical loss or damage to a Financed Vehicle related to a Receivable from any cause, whether through accidental means or otherwise, the Servicer shall have no obligation to cause the affected Financed Vehicle to be restored or repaired. However, the Servicer shall comply with the provisions of any insurance policy or policies directly or indirectly related to any physical loss or damage to a Financed Vehicle.
(h)
Fidelity Bond. The Servicer represents, warrants and covenants that it has obtained and shall continue to maintain in full force and effect a fidelity bond in such form and amount as is customary for prudent servicers acting as custodian of funds and documents in respect of consumer contracts similar to the Receivables on behalf of institutional investors.
(i)
Security Interests. The Borrower hereby directs the Servicer to take or cause to be taken such steps as are necessary, to maintain perfection of the security interest created by each such Receivable in the related Financed Vehicle. The Servicer shall, at the direction of the Borrower, the Administrative Agent or the Custodian, take any action necessary to preserve and protect the security interests of the Borrower, the Administrative Agent, the Secured Parties and the Custodian in the Receivables, including any action specified in any Opinion of Counsel delivered to the Servicer.
(j)
Realization on Financed Vehicles. The Servicer warrants, represents and covenants that in the event that the Servicer realizes upon any Financed Vehicle, the methods utilized by the Servicer to realize upon such Receivable or otherwise enforce any provisions of such Receivable, will not subject the Servicer, the Borrower, the Administrative Agent, any Agent, the Backup Servicer, the Account Bank or the Custodian to liability under any federal, State or local law, and that such enforcement by the Servicer will be conducted in accordance with the provisions of this Agreement, the Credit and Collection Policy and Applicable Law.
(k)
Recordkeeping. The Servicer shall:
(i)
maintain legible copies (in electronic or hard-copy form, in the discretion of the Servicer) or originals of all documents in its Servicer File with respect to each Receivable and the Financed Vehicle related thereto; and
(ii)
keep books and records, satisfactory to the Administrative Agent, pertaining to each Receivable and shall make periodic reports in accordance with this Agreement; such records may not be destroyed or otherwise disposed of except as provided herein and as allowed by Applicable Law, all documents, whether developed or originated by the Servicer or not, reasonably required to document or to properly administer any Receivable shall remain at all times the property of the Borrower and shall be held in trust by the Servicer; the Servicer shall not acquire any property rights with respect to such records, and shall not have the right to possession of them except as subject to the conditions stated in this Agreement; and the Servicer shall bear the entire cost of restoration in the event any Servicer File shall become damaged, lost or destroyed while in the Servicer’s possession or control.
Section 7.04.
Collection of Payments.
(a)
Payments to the Post Office Boxes. On or before the Closing Date with respect to the Existing Receivables, and on or before the relevant Funding Date with respect to the Subsequent Receivables, the Servicer shall have instructed all related Obligors to make all payments in respect of the related Receivables directly to the Post Office Boxes, and all such payments will be deposited into the Collection Account within two Business Days of receipt.
(b)
Establishment of the Collection Account and the Local Bank Account. The Servicer shall cause to be established, on or before the Closing Date, and maintain in the name of the Borrower, for the benefit of the Secured Parties, with a Qualified Institution which shall initially be the Account Bank, the Collection Account over which the Administrative Agent shall have sole dominion and control and from which neither UACC nor the Borrower shall have any right of withdrawal, except as otherwise set forth in the Account Control Agreement. The Borrower will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account for its own account and shall not be entitled to any payment therefor. The Servicer shall maintain in its name for the benefit of the Secured Parties the Local Bank Account which shall be under the dominion and control of [***] under, and shall be subject to, the Intercreditor Agreement and the Intercreditor Party Supplement.
(c)
Adjustments. If the Servicer makes (i) a deposit into the Collection Account in respect of a collection of a Receivable and such collection was received by the Servicer in the form of a check that is not honored for any reason, (ii) a mistake with respect to the amount of any collection and deposits an amount that is less than or more than the actual amount of such collection or (iii) is entitled to reimbursement of any ancillary fees in accordance with Section

7.02, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check, mistake or reimbursement. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.
Section 7.05.
Payment of Certain Expenses by Servicer. Except for such amounts and expenses the Servicer is entitled to reimbursement as provided for herein, the initial Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including the fees and disbursements of independent certified public accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, fees and expenses of subservicers and agents of the Servicer and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower. The initial Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account. The initial Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.
Section 7.06.
Reports.
(a)
Monthly Reports. On each Reporting Date, the Servicer will provide to the Borrower, the Administrative Agent, each Agent, the Backup Servicer, the Account Bank and each Hedge Counterparty a Monthly Report.
(b)
Quarterly Report. At the request of the Administrative Agent for purposes of achieving favorable capital treatment under Basel II or Basel III, the Servicer will provide to the Administrative Agent upon request, but in no event less frequently than upon the Determination Dates occurring in February, May, August and November, a Quarterly Report. Additionally, no more frequently than once every fiscal quarter of the Servicer, at the request of the Administrative Agent and solely to the extent such data is available to the Servicer, the Servicer will provide to the Administrative Agent a report with data regarding the characteristics of the Receivables, in form and substance reasonably acceptable to the Administrative Agent, including (i) delinquencies, (ii) loss-to-liquidation ratios and (iii) annualized losses on the Serviced Portfolio, presented on a quarterly basis.
Section 7.07.
Due Diligence. Twice each calendar year, beginning with 2014, at such times during normal business hours as are reasonably convenient to the Borrower or the Servicer, as the case may be, at the sole cost and expense of the Servicer (provided that such costs and expenses shall be limited to $[***] per annum) and upon reasonable request of the Administrative Agent and prior written notice to the Borrower or the Servicer, as the case may be, the Borrower or the Servicer, as the case may be, shall permit such Person or Persons as the Administrative Agent may designate to conduct, on behalf of all of them, audits or to visit and inspect any of the properties of the Borrower or the Servicer (including any Subservicer) where the Receivable Files are located, as the case may be, to examine the Receivable Files, internal controls and procedures maintained by the Borrower or Servicer, as the case may be, and take copies and extracts therefrom, and to discuss the affairs of the Borrower and the Servicer (including any Subservicer) with their respective officers and employees (which employees, except after the occurrence and during the continuation of a Termination Event, Unmatured Termination Event or Servicer Termination Event, shall be designated by the Borrower or the Servicer, as the case may be) and, upon written notice to the Borrower or the Servicer, as the case may be, independent accountants; provided, further, that after the occurrence and during the continuation of a Termination Event, Unmatured Termination Event or Servicer Termination Event, the Administrative Agent or its representatives shall be permitted to take the foregoing actions without being subject to any limitation on the number of audits, visits or inspections that may be conducted during a calendar year and such audits, visits or inspections shall be at the sole cost and expense of the Servicer; provided, that the Administrative Agent and its representatives shall make reasonable efforts to coordinate, and provide 30 days’ prior written notice of, such audits, visits and inspections. The Borrower or the Servicer, as the case may be, hereby authorizes such officers, employees and independent accountants (and the Servicer shall cause each Subservicer to authorize such officers, employees and independent accountants) to discuss with the Administrative Agent and its representatives, the affairs of the Borrower or the Servicer, as the case may be. The Servicer shall reimburse the Administrative Agent for all reasonable fees, costs and expenses incurred by or on behalf of the Administrative Agent and the Secured Parties in connection with the foregoing actions promptly upon receipt of a written invoice therefor. Any audit provided for herein shall be conducted in accordance with the rules of the Borrower and Servicer respecting safety and security on its premises and without materially disrupting operations. Nothing in this subsection shall affect the obligation of the Servicer to observe any Applicable Law prohibiting the disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this subsection. In addition to the due diligence reviews specified above, the Backup Servicer may, subject to all terms and conditions specified in this subsection, conduct its own periodic due diligence reviews, at the sole cost and expense of the Servicer (provided that such costs and expenses shall be limited to a maximum of $[***] per visit in the case of any due diligence review done at the request of the Backup Servicer prior to the occurrence and continuance of a Servicer Termination Event or the Termination Date, and thereafter, without such cost and expense cap).
Section 7.08.
Annual Statement as to Compliance. The Servicer shall deliver to the Administrative Agent and each Agent, on or before April 30th of each year, beginning in 2014, an Officer’s Certificate, dated as of the preceding December 31st, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or since the Closing Date in the case of the first such Officer’s Certificate) and of its performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or such shorter period in the case of the first such Officer’s Certificate), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Notwithstanding the foregoing, to the extent that in connection with public or private offerings of automobile receivable-backed securities by UACC or any Affiliate thereof, Regulation AB under the Securities Act requires the delivery by servicers of an annual report on an assessment of servicing compliance on the basis of detailed servicing criteria or other report, the delivery of a copy of such report by the Servicer to the Administrative Agent shall be deemed to satisfy the provisions of this subsection.
Section 7.09.
Annual Independent Public Accountant’s Reports. To the extent prepared on behalf of the Servicer in connection with the public offering of securities backed by or relating to automobile receivables, the Servicer will deliver to the Administrative Agent and each Agent, on or before April 30th of each year beginning in 2014, a copy of a report prepared by a firm of independent certified public accountants, who may also render other services to the Servicer or any of its Affiliates, addressed to the Board of Directors of the Servicer or any of its Affiliates, and the Administrative Agent and dated during the current year, to the effect that such firm has examined the Servicer’s policies and procedures and issued its report thereon and expressing a summary of findings (based on certain procedures performed on the documents, records and accounting records that such accountants considered appropriate under the circumstances) relating to the servicing of the Receivables and the administration of the Receivables (including the preparation of the Monthly Reports) during the preceding calendar year (or such longer period in the case of the first sale report) and that such servicing and administration was conducted in compliance with the terms of this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report and that such examination (a) was performed in accordance with standards established by the American Institute of Certified Public Accountants, and (b) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, to the extent the procedures in such program are applicable to the servicing obligations set forth in this Agreement. Notwithstanding the foregoing, to the extent that in connection with public offerings by UACC or any Affiliate thereof, Regulation AB under the Securities Act requires the delivery of an annual attestation of a firm of independent public accountants with respect to the assessment of servicing compliance with specified servicing criteria of the Servicer stating, among other things, that the Servicer’s assertion of compliance with the specified servicing criteria is fairly stated in all material respects, or the reason why such an opinion cannot be expressed, the delivery of a copy of such an attestation to the Administrative Agent shall be deemed to satisfy the provisions of this Section.

In the event such independent certified public accountants require the Custodian, the Account Bank or the Backup Servicer to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section, the Servicer shall direct the Custodian, the Account Bank or the Backup Servicer in writing to so agree; it being understood and agreed that the Custodian, the Account Bank or the Backup Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Custodian, the Account Bank and the Backup Servicer have not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

Such report shall also indicate that the firm is “Independent” of the Servicer and its Affiliates within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

Section 7.10.
Rights Prior to Assumption of Duties by the Backup Servicer or Designation of Successor Servicer.
(a)
On or before each Reporting Date, the Servicer shall deliver to the Backup Servicer an electronic file containing all information necessary to carry out any servicing obligations under this Agreement, sufficient to allow the Backup Servicer to review the Monthly Report related thereto and determine (i) that such Monthly Report is in readable form (ii) based solely on a recalculation of the Monthly Report, the Borrowing Base as of the related Reporting Date (calculated as of the related Determination Date, or, with respect to Receivables added to the

Collateral following such Determination Date, but prior to the date of such Monthly Report, the related Cutoff Date), and (iii) based on the records of the Account Bank, confirm (A) that the amounts to be withdrawn pursuant to Section 2.08 from the Collection Account for the related Payment Date and (B) the balance of the Collection Account as of the related Determination Date are the same as the amounts set forth in the Monthly Report. The Backup Servicer shall, within five Business Days of each Reporting Date, load the electronic file received from the Servicer, confirm such computer tape or diskette is in readable form and use the electronic file to verify (i) the aggregate Principal Balance of all Receivables as of the related Determination Date, and (ii) the Excess Concentration Amount, as set forth in the Monthly Report. In the event of any discrepancy between the information set forth in the two foregoing sentences, as calculated by the Servicer, from that determined or calculated by the Backup Servicer, the Backup Servicer shall promptly notify the Servicer. Notwithstanding the foregoing, if the electronic file or the Monthly Report does not contain sufficient information for the Backup Servicer to perform any action hereunder, the Backup Servicer shall promptly notify the Servicer of any additional information to be delivered by the Servicer to the Backup Servicer, and the Backup Servicer and the Servicer shall mutually agree upon the form thereof; provided, however, that the Backup Servicer shall not be liable for any delay in the performance of any action hereunder resulting from its failure to receive in a timely manner such additional information from the Servicer.
(b)
The Administrative Agent may request in writing, up to four times per calendar year, that the Servicer use commercially reasonable efforts to promptly deliver to the Backup Servicer the Test Data File, in a format acceptable to the Backup Servicer; provided, that if a Level II Overcollateralization Increase Event or Level III Overcollateralization Increase Event shall have occurred and is continuing, the Administrative Agent may make such request at any time. The Backup Servicer and the Servicer will agree upon the file layout and electronic medium to transfer such data to the Backup Servicer. The Backup Servicer shall confirm to the Servicer and the Administrative Agent in writing that the Test Data File is in the correct format or if any changes or modifications are necessary. The Backup Servicer shall convert the Test Data File to its internal servicing system, and confirm in writing to the Servicer and the Administrative Agent that it has received and verified the completeness of the Test Data File within 90 days of receipt of such Test Data File; provided, however, that such confirmation shall not be deemed to apply to the accuracy of the Test Data File data as provided by the Servicer, but shall be deemed only to apply to the accuracy of the conversion of the Test Data Files to the Backup Servicer’s internal systems. The cost of loading the Test Data File will be paid by the Servicer and, to the extent not paid, will be paid in accordance with Section 2.08(ii).
(c)
Other than as specifically set forth elsewhere in this Agreement, the Backup Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no duty, responsibility, obligation or liability for any action taken or omitted by the Servicer.
(d)
The Backup Servicer shall consult with the Servicer as may be necessary from time to time to perform or carry out the Backup Servicer’s obligations hereunder, including the obligation, if requested in writing by the Administrative Agent, to succeed to the duties and obligations of the Servicer pursuant hereto.

(e)
Except as provided in this Agreement, the Backup Servicer may accept and reasonably rely on all accounting, records and work of the Servicer without audit, and the Backup Servicer shall have no duty, responsibility, obligation or liability for the acts or omissions of the Servicer. If any error, inaccuracy or omission (collectively, “Errors”) exists in any information received from the Servicer, and such Errors should cause or materially contribute to the Backup Servicer making or continuing any Errors (collectively, “Continued Errors”), the Backup Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that this provision shall not protect the Backup Servicer against any duty, responsibility, obligation or liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in discovering or correcting any Error or in the performance of its or their duties under this Agreement. In the event the Backup Servicer becomes aware of Errors or Continued Errors, the Backup Servicer shall, with the prior consent of the Administrative Agent, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and prevent future Continued Errors. The Backup Servicer shall be entitled to recover its costs thereby expended from the Servicer (or, to the extent not paid by the Servicer, in accordance with Section 2.08).
(f)
The Backup Servicer shall be indemnified by the Servicer and the Borrower from and against all claims, damages, losses or expenses reasonably incurred by the Backup Servicer (including reasonable attorneys’ fees) arising out of claims asserted against the Backup Servicer by third parties on any matter arising out of this Agreement to the extent the act or omission giving rise to the claim accrues before the date on which the Backup Servicer assumes the duties of Servicer hereunder, except for any claims, damages, losses or expenses arising from the Backup Servicer’s own gross negligence, bad faith or willful misconduct. Payments in respect of any indemnity by the Borrower shall be paid, to the extent of funds available therefor, in accordance with the priorities set forth in Section 2.08. Notwithstanding the foregoing, if a successor to the Backup Servicer is appointed hereunder, then the Servicer and the Borrower shall have no obligations to indemnify the successor Backup Servicer except to the extent that the Servicer and the Borrower have consented, in their reasonable discretion, to the selection of the successor Backup Servicer.
Section 7.11.
Rights After Assumption of Duties by Backup Servicer or Designation of Successor Servicer; Liability. At any time following the assumption of the duties of the Servicer by a Backup Servicer or the designation of a Successor Servicer pursuant to Section 7.14 as a result of the occurrence of a Servicer Termination Event:
(a)
The Servicer, on behalf of the Borrower, shall, at the Administrative Agent’s request, (i) assemble all of the records relating to the Collateral, including all Receivable Files, and shall make the same available to the Administrative Agent, the Backup Servicer or any other Successor Servicer at a place selected by the Administrative Agent or, with the Administrative Agent’s prior written consent, by the Backup Servicer or such other Successor Servicer, and (ii) segregate all cash, checks and other instruments received by it from time to time constituting collections of Collateral in a manner acceptable to the Administrative Agent and shall, promptly upon receipt but no later than two Business Days after receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer to, or at the direction of, the Administrative Agent.

(b)
The Borrower hereby authorizes the Administrative Agent to take or cause to be taken any and all steps in the Borrower’s name and on behalf of the Borrower necessary or desirable, in the determination of the Administrative Agent, to collect all amounts due under the Collateral, including endorsing the Borrower’s name on checks and other instruments representing Collections and enforcing the Receivables.
(c)
The Backup Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Backup Servicer in such capacity herein. Such liability is limited to only those actions taken or omitted to be taken by the Backup Servicer and caused through its gross negligence, bad faith or willful misconduct. No implied covenants or obligations shall be read into this Agreement against the Backup Servicer and, in the absence of bad faith on its part, the Backup Servicer may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Backup Servicer and conforming to the requirements of this Agreement.
(d)
The Backup Servicer shall not be charged with knowledge of any Termination Event or Unmatured Termination Event unless an officer of the Backup Servicer obtains actual knowledge of such event or the Backup Servicer receives written notice of such event from the Borrower, the Servicer or the Administrative Agent.
(e)
The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate indemnity against such risks or liability is not reasonably assured to it in writing prior to the expenditure of such funds or the incurrence of financial liability. Notwithstanding any provision to the contrary, the Backup Servicer, so long as it is not the Successor Servicer, shall not be liable for any obligation of the Servicer contained in this Agreement, and the parties shall look only to the Servicer to perform such obligations.
Section 7.12.
Limitation on Liability of the Servicer and Others. Except as expressly provided herein, neither the Servicer nor any of its directors or officers or employees or agents shall be under any liability to the Secured Parties or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties or by reason of its willful misconduct hereunder.
Section 7.13.
The Servicer Not to Resign. The Servicer shall resign only with the prior written consent of the Administrative Agent or if the Servicer provides an Opinion of Counsel to the Administrative Agent to the effect that such Servicer is no longer permitted by Applicable Law to act as Servicer hereunder. No termination or resignation of the Servicer hereunder shall be effective until a Successor Servicer, acceptable to the Administrative Agent has accepted its appointment as Successor Servicer hereunder and has agreed to be bound by the terms of this Agreement and the Receivable Files shall have been delivered to a successor Custodian.

Section 7.14.
Servicer Termination Events. The occurrence and continuance of any one of the following events shall constitute a “Servicer Termination Event” hereunder:
(a)
[***]
(b)
[***]
(c)
[***]
(d)
[***]
(e)
[***]
(f)
[***]
(g)
[***]
(h)
[***]
(i)
[***]

Upon the occurrence of any of the foregoing, notwithstanding anything herein to the contrary, so long as any such Servicer Termination Event shall not have been remedied within any applicable cure period or waived in writing by the Administrative Agent, the Administrative Agent, by written notice to the Servicer (with a copy to each Hedge Counterparty, the Backup Servicer and the Custodian) (each, a “Servicer Termination Notice”), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement.

Section 7.15.
Appointment of Successor Servicer.
(a)
On and after the receipt by the Servicer of a Servicer Termination Notice, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Administrative Agent in writing or, if no such date is specified in such Servicer Termination Notice or otherwise specified by the Administrative Agent, until a date mutually agreed upon by the Servicer, the Backup Servicer and the Administrative Agent. The Administrative Agent may, in its discretion, at the time described in the immediately preceding sentence, appoint the Backup Servicer as the Successor Servicer hereunder, and the Backup Servicer shall on such date assume all duties and obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer, except to the extent otherwise set forth herein.
(b)
In the event that the Administrative Agent does not so appoint the Backup Servicer to succeed the Servicer as Servicer hereunder or the Backup Servicer is unable to assume such obligations on such date, the Administrative Agent shall as promptly as possible appoint a successor servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Administrative Agent. In the event that a Successor Servicer has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Administrative Agent shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of subprime automobile receivables as the Successor Servicer hereunder.
(c)
Upon the termination and removal of the Servicer, the predecessor Servicer shall cooperate with the Successor Servicer or the Backup Servicer, as applicable, in effecting the termination of the rights and responsibilities of the predecessor Servicer under this Agreement, including the transfer to the Backup Servicer or the Successor Servicer, as applicable, for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received, with respect to a Receivable, and the related accounts and records maintained by the Servicer. In the case that the Backup Servicer or any other Successor Servicer shall not agree to perform any duties or obligations of the Servicer hereunder, such duties or obligations may be performed or delegated by the Administrative Agent.
(d)
The Administrative Agent shall have the same rights of removal and termination for cause with respect to the Backup Servicer or any other Successor Servicer as with respect to UACC as the Servicer.
(e)
All reasonable out-of-pocket costs and expenses (including attorneys’ fees and disbursements) incurred in connection with the transferring of Receivables from the Servicer to the Successor Servicer or the Backup Servicer, as the case may be, converting the Servicer’s data to the computer system of the Successor Servicer or the Backup Servicer, as the case may be, and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable transition expenses not exceeding $[***] (the “Transition Expenses”). In no event shall the Backup Servicer, if it becomes the Successor Servicer, be responsible for any Transition Expenses. If the predecessor Servicer fails to pay the Transition Expenses, the Transition Expenses shall be payable pursuant to Section 2.08(ii).
(f)
Upon its appointment and acceptance, the Backup Servicer (subject to Section 7.15(a)) or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable; provided, however, that any Successor Servicer (including the Backup Servicer) shall have (i) no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date that the successor becomes the Successor Servicer or any claim of a third party based on any alleged action or inaction of the predecessor Servicer, (ii) no obligation to perform any repurchase, retransfer or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer, including UACC. The indemnification obligations of the Backup Servicer, upon becoming a successor Servicer are expressly limited to those instances of gross negligence or willful misconduct of the Backup Servicer in its role as Successor Servicer.

(g)
All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Borrower and the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Receivables.
(h)
The Successor Servicer shall act as Servicer hereunder and shall, subject to the availability of sufficient funds in the Collection Account pursuant to Section 2.08(i) (up to the Servicing Fee), receive as compensation therefor the Servicing Fee pursuant to Section 2.12(b).
Section 7.16.
Merger or Consolidation, Assumption of Obligations or Resignation of the Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer may be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) which may succeed to the duties and obligations of the Servicer under this Agreement following the resignation of the Servicer, which Person executes an agreement of assumption (which, in the case of UACC, is acceptable to the Administrative Agent) to perform every obligation of the Servicer hereunder, shall, with the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed), be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that:
(i)
prior written notice of such consolidation, merger, succession or resignation shall be delivered by the Servicer to the Administrative Agent and the Custodian;
(ii)
immediately after giving effect to such consolidation, merger, succession or resignation, no Servicer Termination Event and no event which after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing;
(iii)
no Early Amortization Event, Termination Event or Unmatured Termination Event would occur as result of such consolidation, merger, succession or resignation;
(iv)
so long as UACC is the Servicer, the Servicer shall have delivered to the Administrative Agent, the Backup Servicer and the Custodian (if other than UACC) an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, succession or resignation and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement and the other Servicer Basic Documents relating to such transaction have been complied with; and
(v)
so long as UACC is the Servicer, the Servicer shall have delivered to the Borrower, the Administrative Agent, the Backup Servicer and the Custodian (if other than UACC) an Opinion of Counsel to the effect that either: (A) in the opinion of such counsel, all financing statements, continuation statements and amendments and notations on Certificates of Title thereto have been executed and filed that are necessary to preserve and protect the interest of the Borrower, the Secured Parties and the Custodian in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.
Section 7.17.
Responsibilities of the Borrower. Anything herein to the contrary notwithstanding, the Borrower shall (i) perform or cause the Servicer to perform all of its obligations under the Receivables to the same extent as if a security interest in such Receivables had not been granted hereunder, and the exercise by the Administrative Agent of its rights hereunder shall not relieve the Borrower from such obligations and (ii) pay when due, from funds available to the Borrower under Section 2.08(x), any Taxes, including any sales taxes payable in connection with the Receivables and their creation and satisfaction. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability with respect to any Receivable, nor shall any of them be obligated to perform any of the obligations of the Borrower thereunder.
Section 7.18.
Custody of Receivable Files.
(a)
To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Administrative Agent, on behalf of the Secured Parties, hereby revocably appoints the Servicer as its agent, and the Servicer hereby accepts such appointment, to act as Custodian, on behalf of the Secured Parties, of the Receivables and the Receivable Files.
(b)
On the Closing Date, the Custodian shall deliver an Officer’s Certificate to the Administrative Agent, on behalf of the Secured Parties, confirming that it has received, on behalf of the Secured Parties, all the documents and instruments necessary for it to act as the agent of the Secured Parties for the purposes set forth in this Section, including the documents referred to herein, and the Secured Parties are hereby authorized to rely on such Officer’s Certificate.
Section 7.19.
Duties of Custodian.
(a)
Safekeeping. The Servicer, in its capacity as Custodian, shall hold the Receivable Files for the benefit of the Secured Parties and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Servicer and the Borrower to comply with this Agreement; provided, however, UACC may convert a Receivable that is “tangible chattel paper” to “electronic chattel paper.” In performing its duties, the Custodian shall act with reasonable care, using that degree of skill and attention that it exercises with respect to the files of comparable motor vehicle installment sale contracts and installment loans that it holds for itself or others. The Custodian shall conduct, or cause to be conducted, in accordance with its customary practices and procedures, periodic examinations of the files of all receivables owned or serviced by it which shall include the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Administrative Agent or its representatives to verify the accuracy of the Servicer’s record keeping. The Custodian shall promptly report to the Administrative Agent any failure on its part to hold the Receivable Files and to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review of the Receivable Files by any

Secured Party, and no Secured Party shall be liable or responsible for any action or failure to act by the Servicer in its capacity as Custodian hereunder.
(b)
Maintenance of and Access to Records. The Custodian shall maintain each Receivable File at one of the locations specified in Schedule D or at such other location as shall be specified to the Administrative Agent by 30 days’ prior written notice. The Custodian may temporarily move individual Receivable Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures. The Custodian shall once per calendar year (commencing with the fourth quarter in 2013) make available to the Secured Parties or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files, the Receivable Files and the related accounts, records and computer systems maintained by the Custodian at such times during normal business hours as any Secured Party shall reasonably request; provided, that if a Termination Event or Unmatured Termination Event shall have occurred and is continuing, the Custodian shall make such information available at any time as requested by any Secured Party.
(c)
Release of Documents. As soon as practicable after receiving written instructions from the Administrative Agent, the Custodian shall release any document in the Receivable Files to the Administrative Agent or its agent or designee, as the case may be, at such place or places as the Administrative Agent may reasonably designate. The Custodian shall not be responsible for any loss occasioned by the failure of the Administrative Agent to return any document or any delay in so doing.
(d)
Title to Receivables. The Custodian shall not at any time have, or in any way attempt to assert, any interest in any Receivable held by it as Custodian hereunder or in the related Receivable File, other than for collecting or enforcing such Receivable for the benefit of the Administrative Agent on behalf of the Secured Parties. The entire equitable interest in each Receivable and the related Receivable File shall at all times be vested in the Administrative Agent on behalf of the Secured Parties.
(e)
Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Administrative Agent.
(f)
Indemnification by Custodian. The Servicer, in its capacity as Custodian of the Receivable Files, shall indemnify and hold harmless the Secured Parties and each of their respective officers, directors, employees and agents from and against any and all loss, liability or expense that may be imposed on, incurred or asserted against the Secured Parties and each of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Servicer, as Custodian; provided, however, that the Servicer shall not be liable for any portion of any such loss, liability or expense resulting from the willful misfeasance, bad faith or negligence of any Secured Party.
(g)
Effective Period and Termination. The Servicer’s appointment as Custodian shall become effective as of the Closing Date and shall continue in full force and effect until the occurrence of a Custodian Termination Event. If a Custodian Termination Event occurs, the appointment of the Servicer as Custodian hereunder may be terminated by the Administrative Agent. As soon as practicable after any such Custodian Termination Event, the Administrative Agent shall appoint [***] or another entity selected by the Administrative Agent as Custodian and the Servicer shall (i) at its sole cost and expense, deliver, or cause to be delivered, the Receivable Files and the related accounts and records maintained by the Servicer to the successor Custodian, or its agent or designee, as the case may be, at such place as the successor Custodian may reasonably designate and (ii) otherwise cooperate with the successor Custodian in effecting the termination of the rights and responsibilities of the predecessor Custodian under this Agreement.
(h)
Chattel Paper. In carrying out its duties, the Servicer as Custodian shall (i) hold and maintain, for the benefit of the Secured Parties, physical possession of the original fully executed and “signed” (within the meaning of the UCC) by the related Obligor tangible record constituting or forming a part of each Receivable that is “tangible chattel paper” (as such term is defined in the UCC),; provided, however, this shall not apply to a Receivable that has been converted from “tangible chattel paper” to “electronic chattel paper”, and (ii) have and maintain, for the benefit of the Secured Parties, “control” within the meaning of Section 9-105 of the applicable UCC of every Receivable that is “electronic chattel paper” (as such term is defined in the UCC), and shall not relinquish such control or transfer such control to any other Person.
ARTICLE 8

THE BACKUP SERVICER
Section 8.01.
Designation of the Backup Servicer.
(a)
Upon the occurrence of a Servicer Termination Event, the Administrative Agent may designate the Backup Servicer to act as Servicer for the benefit of the Administrative Agent and the Secured Parties. The Backup Servicer shall accept such appointment and agree to perform the duties and obligations with respect thereto set forth herein.
(b)
Until the receipt by the Backup Servicer of a notice from the Administrative Agent of the designation of a new Backup Servicer pursuant to Section 8.04, the Backup Servicer will not terminate its activities as Backup Servicer hereunder.
Section 8.02.
Duties of the Backup Servicer. From the Closing Date until the earlier of (i) its removal pursuant to Section 8.04 or its resignation pursuant to Section 8.05 or (ii) the Facility Termination Date, the Backup Servicer shall perform, on behalf of the Secured Parties, the duties and obligations set forth in Sections 7.10 and 7.11.
Section 8.03.
Backup Servicing Compensation. As compensation for its backup servicing activities hereunder, the Backup Servicer shall be entitled to receive a monthly fee up to an amount equal to the Backup Servicing Fee in accordance with the priorities set forth in Section 2.08 or, at the option of UACC, the Backup Servicing Fee may be paid directly to the Backup Servicer by UACC. The Backup Servicer’s entitlement to receive such fee shall cease on the earliest to occur of (i) it becoming the Successor Servicer, (ii) its removal as Backup Servicer pursuant to Section 8.04 or its resignation pursuant to Section 8.05 or (iii) the termination of this Agreement.

Section 8.04.
Backup Servicer Removal. The Backup Servicer may be removed in connection with a breach by the Backup Servicer of any representation, warranty or covenant of the Backup Servicer under this Agreement, or otherwise in the discretion of the Administrative Agent and, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower, by notice given in writing and delivered to the Backup Servicer from the Administrative Agent or, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower (the “Backup Servicer Termination Notice”). On and after the receipt by the Backup Servicer of the Backup Servicer Termination Notice, the Backup Servicer shall continue to perform all backup servicing functions under this Agreement until the date specified in the Backup Servicer Termination Notice or otherwise specified by the Administrative Agent in writing or, if no such date is specified in the Backup Servicer Termination Notice or otherwise specified by the Administrative Agent, until a date mutually agreed upon by the Backup Servicer and the Administrative Agent.
Section 8.05.
Backup Servicer Not to Resign. The Backup Servicer shall resign only with the prior written consent of the Administrative Agent and the Required Agents and, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower or if the Backup Servicer provides an Opinion of Counsel to the Administrative Agent to the effect that the Backup Servicer is no longer permitted by Applicable Law to act as Backup Servicer hereunder. No termination or resignation of the Backup Servicer hereunder shall be effective until a successor Backup Servicer, acceptable to the Administrative Agent and, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower, has accepted its appointment as successor Backup Servicer hereunder and has agreed to be bound by the terms of this Agreement.
Section 8.06.
Monthly Backup Servicer Certificate. The Backup Servicer shall provide a Monthly Backup Servicer Certificate to the Administrative Agent and the Borrower, on or before the close of business on the fifth Business Day following the related Reporting Date. The Backup Servicer, in its capacity as such, shall not be responsible for delays attributable to the Servicer’s failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Backup Servicer.
Section 8.07.
Covenants of the Backup Servicer.
(a)
Affirmative Covenants. From the date of its appointment until the Facility Termination Date:
(i)
Compliance with Law. The Backup Servicer will comply in all material respects with all Applicable Laws.
(ii)
Preservation of Existence. The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
(b)
Negative Covenant. From the date of its appointment until the Facility Termination Date, the Backup Servicer will not make any changes to the Backup Servicing Fee without the prior written approval of the Administrative Agent and, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower.
ARTICLE 9

TERMINATION EVENTS
Section 9.01.
Termination Events.
(a)
Each of the following events shall constitute a “Termination Event”:
(i)
[***]
(ii)
[***]
(iii)
[***]
(iv)
[***]
(v)
[***]
(vi)
[***]
(vii)
[***]
(viii)
[***]
(ix)
[***]
(x)
[***]
(xi)
[***]
(xii)
[***]
(xiii)
[***]
(xiv)
[***]
(xv)
[***]
(xvi)
[***]
(xvii)
[***]
(xviii)
[***]
(b)
Without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower (with a copy to each Hedge Counterparty), (i) in the event that a Termination Event described in Section 9.01(a)(iv) has occurred, the Termination Date shall automatically occur and (ii) upon the occurrence of any other Termination Event or any Early Amortization Event, the Administrative Agent shall, at the written request, or may with the written consent, of the Required Agents, by notice to the Borrower, declare the Termination Date to have occurred. Upon the occurrence of a Foreclosure Event, the Administrative Agent may, or at the direction of the Required Agents, shall declare the Loans Outstanding and all other Obligations to be immediately due and payable.
Section 9.02.
Actions Upon Occurrence of the Termination Date.
(a)
Upon the automatic occurrence, or the declaration of the occurrence, of the Termination Date pursuant to Section 9.01(b), the following shall immediately occur without further action: (i) the Revolving Period shall terminate and no further Loans will be made and (ii) all Available Funds after item (iv) of Section 2.08 will be used to reduce the Loans Outstanding and (iii) Interest on all Loans Outstanding will accrue at an interest rate equal to the Default Rate.
(b)
Following the occurrence of a Foreclosure Event, the Administrative Agent may, or at the direction of the Required Agents, shall, exercise in respect of the Collateral, in addition to any and all other rights and remedies otherwise available to it, including rights available hereunder and all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, upon direction of the Required Agents, may, or at the direction of the Required Agents, shall, subject to the terms of this Section 9.02, take the following remedial actions:
(i)
The Administrative Agent may, without notice to the Borrower except as required by Applicable Law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Loans Outstanding, any Interest accrued thereon and or any other amount due and owing to any Secured Party against amounts payable to the Borrower from the Collection Account or any part of such accounts in accordance with the priorities required by Section 2.08.
(ii)
The Administrative Agent may take any action permitted under the Basic Documents, including exercising any rights available to it under the Intercreditor Agreement.
(iii)
Consistent with the rights and remedies of a secured party under the UCC (and except as otherwise required by the UCC), the Administrative Agent may, without notice except as specified below, solicit and accept bids for and sell the Collateral or any part of the Collateral in one or more parcels at public or private sale, at any exchange, broker’s board or at the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten Business Days’ notice to the Borrower (with a copy to each Secured Party) of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Borrower in and to the Collateral so sold, and shall be a perpetual bar, both at law and in equity, against the Borrower or any Person claiming the Collateral sold through the Borrower and its successors or assigns.
(iv)
Upon the completion of any sale under Section 9.02(b)(iii), the Borrower will deliver or cause to be delivered all of the Collateral sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Administrative Agent or by any purchaser, the Borrower shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and release as may be designated in any such request.
(v)
At any sale under Section 9.02(b)(iii), UACC or any Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor. Any Secured Party purchasing property at a sale under Section 9.02(b)(iii) may set off the purchase price of such property against amounts owing to such Secured Party in full payment of such purchase price.
(vi)
The Administrative Agent may exercise at the Borrower’s sole expense any and all rights and remedies of the Borrower under or in connection with the Collateral, including directing that Collections be deposited into an account specified by the Administrative Agent.
Section 9.03.
Exercise of Remedies. No failure or delay on the part of the Administrative Agent to exercise any right, power or privilege under this Agreement and no course of dealing between the Borrower, the Secured Parties, any Agent or the Administrative Agent, on the one hand, and the Administrative Agent or one or more Agents, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement are cumulative and not exclusive of any rights or remedies which the Secured Parties would otherwise have pursuant to Applicable Law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.
Section 9.04.
Waiver of Certain Laws. The Borrower agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisal, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and the Borrower, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such Applicable Laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or such parcels as the Administrative Agent or such court may determine.
Section 9.05.
Power of Attorney. The Borrower hereby irrevocably appoints the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for in this Article, including: (i) to give any necessary receipts or acquittance for amounts collected or received hereunder, (ii) to make all necessary transfers of the Collateral in connection with any sale or other disposition made pursuant hereto, (iii) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrower thereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto and (iv) to sign any agreements, orders or other documents in connection with or pursuant to any Basic Document. Nevertheless, if so requested by the Administrative Agent, directly or through a purchaser of any of the Collateral, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.
ARTICLE 10

INDEMNIFICATION
Section 10.01.
Indemnities by the Borrower and UACC.
(a)
[***]
(i)
[***]
(ii)
[***]
(iii)
[***]
(iv)
[***]
(v)
[***]
(vi)
[***]
(vii)
[***]
(viii)
[***]
(ix)
[***]

(x)
[***]
(xi)
[***]
(xii)
[***]
(xiii)
[***]
(xiv)
[***]
(xv)
[***]
(xvi)
[***]
(b)
[***]
(i)
[***]
(ii)
[***]
(iii)
[***]
(iv)
[***]
(v)
[***]
(vi)
[***]
(vii)
[***]
(viii)
[***]
(ix)
[***]
(x)
[***]
(xi)
[***]
(xii)
[***]

Notwithstanding the foregoing, in no event shall any Indemnified Party (i) be indemnified against any Indemnified Amounts to the extent such Indemnified Amounts are or result from taxes asserted with respect to taxes on, or measured by, the net income of the applicable Indemnified Party or (ii) indemnified twice for the same UACC Indemnified Amount by reason of application of the indemnity provided under Section 5.07 of the Purchase Agreement.

Any amounts subject to the indemnification provisions of this Section and payable by the Borrower shall be paid by the Borrower solely pursuant to the provisions of Section 2.08 in the order and priority set forth therein.

(c)
The indemnity obligations in this Section 10.01 shall be cumulative and in addition to any obligation that the Borrower and UACC may otherwise have and shall survive the termination of this Agreement.
ARTICLE 11

THE ADMINISTRATIVE AGENT AND THE AGENTS
Section 11.01.
Authorization and Action.
(a)
Each Lender and each Secured Party hereby designates and appoints [***] (and [***] accepts such designation and appointment) as Administrative Agent hereunder, and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Administrative Agent shall not be required to take any action which exposes it to personal liability or which is contrary to this Agreement or Applicable Law. The appointment and authority of the Administrative Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.
(b)
Each Lender hereby irrevocably designates and appoints the related Agent as the agent of such Lender under this Agreement, and each such Lender irrevocably authorizes such Agent, as the agent for such Lender, to take such action on its behalf under the provisions of the Basic Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to such Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto.
(c)
Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor any Agent (the Administrative Agent and each Agent being referred to in this Article as an “Agent”) shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Agent.
(d)
The Administrative Agent shall promptly distribute to each Agent (if such Agent is not otherwise required to receive such notice), who shall promptly distribute to each related Lender all notices, requests for consent and other information received by the Administrative Agent under this Agreement.
Section 11.02.
Delegation of Duties. Each Agent may execute any of its duties under any of the Basic Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 11.03.
Exculpatory Provisions. Neither any Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct or, in the case of any Agent, the breach of its obligations expressly set forth in this Agreement) or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower, the Servicer, UACC, the Backup Servicer, the Account Bank or the Custodian contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or any other Basic Document to which it is a party for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article Four. No Agent shall be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. No Agent shall be deemed to have knowledge of any Termination Event or Servicer Termination Event unless it has received written notice thereof from the Borrower, the Servicer or a Secured Party.
Section 11.04.
Reliance.
(a)
Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Agent), independent accountants and other experts selected by such Agent.
(b)
Each Agent shall be fully justified in failing or refusing to take any action under any of the Basic Documents unless it shall first receive such advice or concurrence of the Required Agents as it deems appropriate or it shall first be indemnified to its satisfaction by, in the case of (i) the Administrative Agent, the Lenders or by the Committed Lenders or (ii) an Agent, the Lenders or by the Committed Lenders in its Lender Group, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.
(c)
Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Basic Documents in accordance with a request of the Required Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Lenders.
(d)
Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Basic Documents in accordance with a request of (i) Owners in its Lender Group having Invested Percentages aggregating greater than 50.0% of the aggregate Invested Percentages of all Owners in such Lender Group and (ii) Committed Lenders and Liquidity Providers in its Lender Group having Commitments aggregating greater than 50.0% of the aggregate Commitments of all Committed Lenders and Liquidity Providers in such Lender Group, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Lender in such Lender Group.
(e)
No Agent shall be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Termination Event or Servicer Termination Event unless it has received notice from the Borrower, the Servicer, the Backup Servicer or any Lender, referring to this Agreement and describing such event. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Agent, and in the event any Agent receives such a notice, it shall promptly give notice thereof to the Lenders in its Lender Group. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Required Agents, and each Agent shall take such action with respect to such event as shall be reasonably directed by (i) Owners in its Lender Group having Invested Percentages aggregating greater than 50.0% of the aggregate Invested Percentages of all Owners in such Lender Group and (ii) Committed Lenders and Liquidity Providers in its Lender Group having Commitments aggregating greater than 50.0% of the aggregate Commitments of all Committed Lenders and Liquidity Providers in such Lender Group; provided that unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Lenders or of the Lenders in its Lender Group, as applicable.
Section 11.05.
Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that no Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Borrower, UACC, the Servicer, the Backup Servicer, the Account Bank and the Custodian shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower, the Servicer, UACC, the Backup Servicer, the Account Bank or the Custodian and the Receivables and made its own decision to purchase its interest in the Notes hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Basic Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower, the Servicer, UACC, the Backup Servicer, the Account Bank or the Custodian and the Receivables. Except for notices, reports and other documents received by an Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower, the Servicer, UACC, the Backup Servicer, the Account Bank or the Custodian or the Receivables which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.
Section 11.06.
Indemnification. The Committed Lenders (or, in the case of a Lender Group as to which any Committed Lender is also a Conduit Lender, the related Agent for such Lender Group) (i) agree to indemnify the Administrative Agent in its capacity as such (without limiting the obligation (if any) of the Borrower or the Servicer to reimburse the Administrative Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Invested Percentages) and (ii) in each Lender Group agree to indemnify the Agent for such Lender Group in its capacity as such (without limiting the obligation (if any) of the Borrower and the Servicer to reimburse such Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Invested Percentages), in each case from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Loans Outstanding) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Agent resulting from its own gross negligence or willful misconduct. The provisions of this Section shall survive the payment of the obligations under this Agreement, including the Loans Outstanding, the termination of this Agreement, and any resignation or removal of the applicable Agent.
Section 11.07.
Agents in their Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and any other party to a Basic Document as though it were not an Agent hereunder. In addition, the Lenders acknowledge that one or more Persons which are Agents may act (i) as administrator, sponsor or agent for one or more Conduit Lenders and in such capacity act and may continue to act on behalf of each such Conduit Lender in connection with its business, and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any one or more Conduit Lenders is party and in various other capacities relating to the business of any such Conduit Lender under various agreements. Any such Person, in its capacity as Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as an Agent other than as expressly provided in this Agreement. Any Person which is an Agent may act as an Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity. None of the provisions to this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.
Section 11.08.
Successor Agents. The Administrative Agent may freely assign its rights and obligations hereunder upon ten days’ notice to each Agent, the Lenders and the Borrower. The Administrative Agent may resign as Administrative Agent upon ten days’ notice to the Lenders, each Agent and the Borrower with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section. If the Administrative Agent shall resign as Administrative Agent under this Agreement, then the Required Agents shall appoint a successor administrative agent. Any Agent may resign as Agent upon ten days’ notice to the Lenders in its Lender Group, the Administrative Agent and each other Agent and the Borrower with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section. If an Agent shall resign as Agent under this Agreement, then (i) Owners in its Lender Group having Invested Percentages aggregating greater than 50.0% of the aggregate Invested Percentages of all Owners in such Lender Group, and (ii) Committed Lenders and Liquidity Providers in its Lender Group having Commitments aggregating greater than 50.0% of the aggregate Commitments of all Committed Lenders and Liquidity Providers in such Lender Group shall appoint from among the Committed Lenders (other than the Conduit Lenders) in such Lender Group a successor agent for such Lender Group. Any successor administrative agent or agent shall succeed to the rights, powers and duties of resigning Agent, and the term “Administrative Agent” or “Agent,” as applicable, shall mean such successor administrative agent or agent effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent’s resignation as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.
ARTICLE 12

ASSIGNMENTS; PARTICIPATIONS
Section 12.01.
Assignments and Participations.
(a)
Each Lender agrees that the Notes or interest therein owned by such Lender pursuant to this Agreement will be acquired for investment only and not with a view to any public distribution thereof, and that such Lender will not offer to sell or otherwise dispose of the Notes or the interest therein so acquired by it (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable State securities laws. Each Lender hereby confirms and agrees that, in connection with any syndication, offering, transfer or sale by it of any interest in the Notes, such Lender has not engaged and will not engage in a general solicitation or general advertising.
(b)
Each Lender may upon at least 30 days’ notice to the Borrower, the Administrative Agent and each Agent, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided, however, that (i) each such assignment shall be of a constant, and not a varying percentage of all of the assigning Lender’s rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) $[***] or an integral multiple of $ [***] in excess of that amount and (B) the full amount of the assigning Lender’s Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent (with a copy to the Borrower), for its acceptance and recording in the Lender Register, an Assignment and Acceptance, together with a processing and recordation fee of $[***] or such lesser amount as shall be approved by the Administrative Agent, (v) the parties to each such assignment shall have agreed to reimburse the Administrative Agent for all reasonable fees, costs and expenses (including the reasonable fees and disbursements of counsel for the Administrative Agent)

incurred by the Administrative Agent in connection with such assignment, (vi) each Person that becomes a Lender under an Assignment and Acceptance shall agree to be bound by the confidentiality provisions of Article Thirteen and (vii) there shall be no increased costs, expenses or taxes incurred by the Administrative Agent or any Lender Group upon assignment or participation. Upon such execution, delivery, acceptance and recording by the Administrative Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Administrative Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).
(c)
By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iii) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (iv) such assigning Lender and such assignee confirm that such assignee is an Eligible Assignee; (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.
(d)
The Administrative Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names, addresses and Commitment of each Lender and the Principal Amount of each Loan made by each Lender from time to time (the “Lender Register”). The entries in the Lender Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower and the Lenders may treat each Person whose name is recorded in the Lender Register as a Lender hereunder for all purposes of this Agreement. The Lender Register shall be available for inspection by any Agent or Lender at any reasonable time and from time to time upon reasonable prior notice.
(e)
Subject to the provisions of Sections 12.01(a) and 12.01(b), upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Administrative

Agent shall, if such Assignment and Acceptance has been completed, accept such Assignment and Acceptance, and the Administrative Agent shall then record the information contained therein in the Lender Register.
(f)
Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and each Loan owned by it); provided, however, that (i) such Lender’s obligations under this Agreement (including its Commitment hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Notwithstanding anything herein to the contrary, each participant shall have the rights of a Lender (including any right to receive payment) under Sections 2.13 and 2.14; provided, however, that no participant shall be entitled to receive payment under either such Section in excess of the amount that would have been payable under such Section by the Borrower to the Lender granting its participation had such participation not been granted, and no Lender granting a participation shall be entitled to receive payment under either such Section in an amount which exceeds the sum of (i) the amount to which such Lender is entitled under such Section with respect to any portion of any Loan owned by such Lender which is not subject to any participation plus (ii) the aggregate amount to which its participants are entitled under such Sections with respect to the amounts of their respective participations. With respect to any participation described in this Section, the participant’s rights as set forth in the agreement between such participant and the applicable Lender to agree to or to restrict such Lender’s ability to agree to any modification, waiver or release of any of the terms of this Agreement or to exercise or refrain from exercising any powers or rights which such Lender may have under or in respect of this Agreement shall be limited to the right to consent to any of the matters set forth in Section 12.01.
(g)
Each Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information, including Confidential Information, relating to the Borrower furnished to such Lender by or on behalf of the Borrower.
(h)
Nothing herein shall prohibit (x) any Lender from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank or any other Governmental Authority in accordance with Applicable Law or (y) any Conduit Lender from pledging or granting a security interest in all or any portion of its rights (including, without limitation, any Loans and any rights to payment of principal and Interest) under this Agreement to a collateral trustee in order to comply with Rule 3a-7 under the Investment Company Act; and any such pledge or collateral assignment under this clause (h) may be made without compliance with Section 12.01(a) or 12.01(b).
(i)
Nothing herein shall prohibit any Conduit Lender from transferring or pledging as collateral to any Support Party pursuant to a Support Facility or otherwise in connection with its commercial paper program any of its rights under this Agreement and any such transfer or pledge as collateral may be made without compliance with Section 12.01(a) or 12.01(b).

ARTICLE 13

MUTUAL COVENANTS REGARDING CONFIDENTIALITY
Section 13.01.
Covenants of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian. Each of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian severally and with respect to itself only, covenants and agrees to hold in confidence, and not disclose to any Person, the terms of this Agreement (including any fees payable in connection with this Agreement or the identity of a Lender under this Agreement), except as the Administrative Agent, the related Agent or any such Lender may have consented to in writing prior to any proposed disclosure and except it may disclose such information (i) to its Advisors, officers, directors, employees, agents, counsel, accountants, subservicers, auditors, advisors or representatives, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Borrower, the Servicer, the Backup Servicer, the Account Bank or the Custodian, (iii) to [***] or their respective Affiliates, or (iv) to the extent it is (a) required by Applicable Law (including filing a copy of this Agreement and the other Basic Documents (other than the Fee Letter and excluding from any such copy the identity of each Lender)) as exhibits to filings required to be made with the Securities and Exchange Commission, or in connection with any legal or regulatory proceeding, (b) requested by any Governmental Authority to disclose such information or (c) requested by any Rating Agency; provided, that, in the case of clause (iv)(a), the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian, as applicable, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by Applicable Law) notify the Agent or Lender of its intention to make any such disclosure prior to making such disclosure.
Section 13.02.
Covenants of the Administrative Agent, the Agents and the Lenders.
(a)
Each of the Administrative Agent, each Agent and each Lender covenants and agrees that it will not disclose any of the Confidential Information now or hereafter received or obtained by it without the Borrower’s prior written consent; provided, however, that (i) it may disclose any such Confidential Information to those of its employees or Affiliates directly involved in the transactions contemplated by the Basic Documents or to the Rating Agencies and (ii) any Conduit Lender (or any administrative agent on its behalf) and its officers and employees may disclose any Confidential Information to any collateral trustee appointed by such Conduit Lender to comply with Rule 3a-7 under the Investment Company Act, provided that such collateral trustee is informed of the confidential nature of such information.
(b)
Each of the Administrative Agent, each Agent and each Lender may also disclose any such Confidential Information to its Advisors who need to know such information for the purpose of assisting it in connection with the transactions contemplated by the Basic Documents. Each of the Administrative Agent, each Agent and each Lender agrees to be responsible for any breach of this Agreement by its Affiliates and Advisors, and it agrees that its Affiliates and Advisors will be advised by it of the confidential nature of such information and that it shall cause its Affiliates to be bound by this Agreement.

(c)
None of the Administrative Agent, any Agent, any Lender nor any of their respective Affiliates, employees, agents or Advisors, without the prior written consent of the Borrower, will disclose to any person the fact that Confidential Information has been provided to it or them, that discussions or negotiations have taken place with respect to the transactions contemplated by the Basic Documents, or the existence, terms, conditions or other facts of the transactions contemplated by the Basic Documents, including the status thereof.
(d)
Each of the Administrative Agent, each Agent and each Lender acknowledges and agrees that any Confidential Information provided to it, in whatever form, is the sole property of the Borrower and UACC. Neither such Person nor its Affiliates or Advisors shall use any of the Confidential Information now or hereafter received or obtained from or through the Borrower, UACC or any of their respective Affiliates for any purpose other than for purposes of engaging in, or as otherwise contemplated by, the transactions contemplated by the Basic Documents. The Administrative Agent and each Lender agree that if the Borrower and/or UACC should request that it destroy or return the Confidential Information, it shall return or destroy such Confidential Information as so directed; provided that it shall be permitted to retain only that portion of the Confidential Information, in accordance with the confidentiality obligations specified in this Agreement, that is necessary for purposes of documenting any due diligence review performed by it in connection with the Transaction.
(e)
Each of the Administrative Agent, each Agent and each Lender acknowledges that all Confidential Information is considered to be proprietary and of competitive value, and in many instances trade secrets. Each of the Administrative Agent, each Agent and each Lender agrees that because of the unique nature of the Confidential Information any breach of this Agreement would cause the Borrower, UACC and their respective Affiliates irreparable harm and money damages and other remedies available at law in the event of a breach would not be adequate to compensate the Borrower, UACC and their Affiliates for any such breach. Accordingly, each of the Administrative Agent, each Agent and each Lender acknowledges and agrees that the Borrower, UACC and their respective Affiliates shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, as a remedy for any such breach. Such relief shall be in addition to, and not in lieu of, all other remedies available to the Borrower, UACC and their respective Affiliates whether at law or in equity.
(f)
If the Administrative Agent, any Agent, a Lender or any of their respective Affiliates or Advisors are legally compelled (whether by deposition, interrogatory, request for documents, subpoena, civil investigation, demand or similar process) to disclose any of the Confidential Information (including the fact that discussions or negotiations took place with respect to the transactions contemplated by the Basic Documents), the related entity shall promptly notify the Borrower and UACC in writing (unless it has been advised by an Opinion of Counsel that such notification is prohibited by Applicable Law or regulation) of such requirement so that the Borrower and/or UACC, at their sole cost and expense, may seek a protective order or other appropriate remedy and/or waive compliance with the provisions hereof. The Administrative Agent, each Agent and each Lender agrees to use its reasonable efforts, upon the written request of the Borrower or UACC, to obtain or assist the Borrower or the Servicer in obtaining any such protective order. Failing the reasonably timely entry of a protective order or the reasonably timely receipt of a waiver hereunder, it may disclose, without liability hereunder, that portion (and only that portion) of the Confidential Information that it has been advised by an Opinion of Counsel that it is legally compelled to disclose; provided that it agrees to use reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information by the person or persons to whom it was disclosed.

Notwithstanding the foregoing, it is understood that the Administrative Agent, each Agent and each Lender or its Affiliates may be required to disclose (and may so disclose, without liability hereunder, provided that it complies with the following sentence) the Confidential Information or portions thereof at the request of a bank examiner or other regulatory authority or in connection with an examination of it or its Affiliates by a bank examiner or other regulatory authority, including in connection with the regulator compliance policy of Administrative Agent, any Agent or any Lender. Under such circumstances, the related entity agrees to provide notice to the Borrower and UACC as soon as practicable in connection with (and, if possible, before) releasing the Confidential Information to the bank examiner or other regulatory authority pursuant to such request or examination.

(g)
It is understood and agreed that no failure or delay by the Borrower, the Servicer, the Backup Servicer, the Account Bank, the Custodian, the Administrative Agent, each Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.
Section 13.03.
Non-Confidentiality of Tax Treatment and Tax Structure. Notwithstanding anything to the contrary contained herein or in any document related to the transactions contemplated hereby, in connection with Treasury Regulations Section 1.6011-4T, Section 301.6111-1T and Section 301.6112-1T of the Code, the parties hereby agree that, from the commencement of discussions with respect to the transactions described herein, each party hereto (and each of its employees, representatives, Advisors, Affiliates or agents) is permitted to disclose to any and all persons of any kind (other than limitations imposed by State or federal securities laws), the structure and tax aspects of the transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to each such party related to such structure and tax aspects. In this regard, each party hereto acknowledges and agrees that this disclosure of the structure or tax aspects of the transactions is not limited in any way by an express or implied understanding or agreement, oral or written (whether or not such understanding or agreement is legally binding) except as is reasonably necessary to comply with state and federal securities laws. Furthermore, each party hereto acknowledges and agrees that it does not know or have reason to know that it use or disclosure of information relating to the structure or tax aspects of the transactions is limited in any other manner (such as where the transactions are claimed to be proprietary or exclusive) for the benefit of any other Person (other than as it may be limited by State or federal securities laws).
ARTICLE 14

MISCELLANEOUS
Section 14.01.
Amendments and Waivers. Except as otherwise provided in this Section and in Section 2.17, no amendment, waiver or other modification of any provision of this Agreement or any schedule or exhibit hereto shall be effective without the written agreement of the parties hereto. The Administrative Agent shall provide a copy of each such proposed amendment, waiver or other modification to each Hedge Counterparty. Notwithstanding the foregoing, no such amendment, waiver, or consent shall, without the written consent of (i) the Required Agents, (a) waive any condition set forth in Section 4.02, (b) amend any provision of Section 2.08, (c) amend any provision of Schedule B or (d) reduce the principal or the rate of Interest on any Loans Outstanding or any fees or other amounts payable hereunder or under any other Basic Documents or (ii) all Lenders, (a) change any provision of this Section or the definition of “Required Agents”, “Termination Event” or “Servicer Termination Event” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive, or otherwise modify any rights hereunder or make any determination or grant any consent hereunder or (b) amend or change the definition of “Receivables Advance Rate,” “Permitted Modifications Advance Rate,” “Net Loss-to-Liquidation Ratio,” “Portfolio Purchase Receivables Advance Rate,” “Weighted Average Advance Rate”, “Borrowing Base”, “Maximum Borrowing Base”, “Excess Concentration Amount”, “Delinquency Ratio”, “Level I Overcollateralization Increase Event”, “Level II Overcollateralization Increase Event,” “Level III Overcollateralization Increase Event,” “Receivables Advance Rate,” “Serviced Portfolio Net Loss-to-Liquidation Ratio,” “Serviced Portfolio Delinquency Ratio”, “Serviced Portfolio Extension Ratio” or any provision of this Agreement that uses any of the foregoing terms; provided, that (1) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Basic Document and (2) the Fee Letter may only be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto and with the consent of the Required Agents.

No amendment, waiver or other modification which could have a material adverse effect on the rights or obligations of any Hedge Counterparty shall be effective against such Hedge Counterparty without the prior written agreement of such Hedge Counterparty.

Section 14.02.
Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and e-mailed, mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party’s Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of notice by (i) mail, five days after being deposited in the United States mail, first class postage prepaid, (ii) telex, when telexed against receipt of answer back, (iii) facsimile copy, when verbal communication of receipt is obtained or (iv) e-mail, when receipt is confirmed by telephone or by reply e-mail from the recipient, except that notices and communications pursuant to Article Two shall not be effective until received with respect to any notice sent by mail or telex.
Section 14.03.
No Waiver, Rights and Remedies. No failure on the part of each Agent or any Secured Party or any assignee of any Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by Applicable Law.

Section 14.04.
Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Backup Servicer, the Account Bank, the Custodian, each Agent, the Secured Parties and their respective successors and permitted assigns and each Hedge Counterparty shall be an express third-party beneficiary of this Agreement.
Section 14.05.
Term of this Agreement. This Agreement shall remain in full force and effect until the Facility Termination Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Article Five and the indemnification and payment provisions of Article Ten, the confidentiality provisions of Article Thirteen, the provisions of Section 14.10 and any other provision of this Agreement expressly stated to survive, shall be continuing and shall survive any termination of this Agreement.
Section 14.06.
GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN § 5‑1401 AND § 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
Section 14.07.
WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
Section 14.08.
Costs, Expenses and Taxes.
(a)
In addition to the rights of indemnification granted to the Administrative Agent, each Agent, the Backup Servicer, the Account Bank, the Secured Parties and its or their Affiliates and officers, directors, employees and agents thereof under Article Ten, the Borrower agrees to pay on demand all reasonable costs and expenses of each Agent, the Backup Servicer, the Account Bank and the Secured Parties incurred in connection with the administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, subject to Section 2.12(d), the reasonable fees and out-of-pocket expenses of counsel for the Backup Servicer, the Account Bank, each Agent and the Secured Parties with respect thereto and with respect to advising such entities as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by such entities in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.
(b)
The Borrower shall promptly pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to a Lender in connection with this Agreement or the funding or maintenance of Loans hereunder.
Section 14.09.
No Insolvency Proceedings.
(a)
Notwithstanding any prior termination of this Agreement, no Lender shall, prior to the date which is one year and one day after the final payment of the Aggregate Unpaids, petition, cooperate with or encourage any other Person in petitioning or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining an Insolvency Proceeding against the Borrower under any United States federal or State Insolvency Laws or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Borrower.
(b)
Notwithstanding any prior termination of this Agreement, each of the Borrower and the Servicer hereby agrees that it shall not institute against, or join any other person in instituting against, any Conduit Lender any Insolvency Proceeding, for one year and a day after the latest maturing Commercial Paper Note or other debt security issued by such Conduit Lender is paid.
Section 14.10.
Recourse Against Certain Parties.
(a)
No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of each Agent or any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any such Person or any manager or administrator of such Person or any incorporator, affiliate, stockholder, officer, employee or director of such Person or of the Borrower or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent, the Agents and any Secured Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Person, and that no personal liability whatsoever shall attach to or be incurred by any administrator of any such Person or any incorporator, stockholder, affiliate, officer, employee or director of such Person or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of such Person contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of such Person and each incorporator, stockholder, affiliate, officer, employee or director of such Person or of any such administrator, or any of them, for breaches by such Person of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section shall survive the termination of this Agreement.
(b)
Notwithstanding anything in this Agreement or any other Basic Document to the contrary, no Conduit Lender shall have any obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount available to such Conduit Lender after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of any Conduit Lender hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Borrower, the Servicer, the Administrative Agent, each Agent and the Secured Parties agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to any Conduit Lender to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.
(c)
The provisions of this Section shall survive the termination of this Agreement.
Section 14.11.
Limitations on Consequential, Indirect and Certain Other Damages. No claim can be made by the Borrower, UACC or any of their respective Affiliates against any Agent, any Secured Party, the Account Bank, the Backup Servicer or any of their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages arising out of or related to the transactions contemplated by this Agreement or the other Basic Documents, or any act, omission or event occurring in connection therewith, and each of the Borrower and UACC, to the extent permitted by Applicable Law, hereby waives, releases and agrees not to bring any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
Section 14.12.
Patriot Act Compliance. Each of the Administrative Agent, each Agent and the Account Bank hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it, and each other Lender, may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower, organizational documentation, director and shareholder information, and other information that will allow the Administrative Agent, such Agent, the Account Bank and each Lender to identify the Borrower in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act and is effective for the Administrative Agent, each Agent, each Lender and the Account Bank.
Section 14.13.
Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.
Section 14.14.
Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by [***], not individually or personally but solely as Owner Trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, covenants, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, covenants, undertakings and agreements by [***], but is made and intended for the purpose for binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on [***], individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) [***] has made no investigation into the accuracy or completeness of any representations and warranties made by the Borrower in this Agreement and (v) under no circumstances shall[***], be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any other Basic Document.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:

UACC AUTO FINANCING TRUST IV

By: [***] not in its individual capacity but solely as Owner Trustee

By: /s/[***]

Name: [***]
Title: [***]

Address for Notices:

UACC Auto Financing Trust [***]

 a copy to:

United Auto Credit Corporation
1071 Camelback Street
Newport Beach, California 92660
Attention: [***]
Telephone No.: [***]
Facsimile No.: [***]
E-mail: [***]

Signature Page to Warehouse Agreement

THE SERVICER AND CUSTODIAN:

UNITED AUTO CREDIT CORPORATION

By: /s/[***]

Name: [***]
Title: [***]

Address for Notices:

United Auto Credit Corporation
1071 Camelback Street

Newport Beach, California 92660
Attention: [***]
Telephone No.: [***]
Facsimile No.: [***]
E-mail: [***]

Signature Page to Warehouse Agreement

THE BACKUP SERVICER AND ACCOUNT BANK:	[***], as Backup Servicer and Account Bank By: /s/[***] Name: [***] Title: [***] Address for Notices: [***]

Signature Page to Warehouse Agreement

THE ADMINISTRATIVE AGENT:	[***], as Administrative Agent By: /s/[***] Name: [***] Title: [***] Address for Notices: [***] [***] Attention: Asset-Backed Securities Conduit Group Tel: [***] Fax: [***] E-Mail: [***]

Signature Page to Warehouse Agreement

TYPE OF LENDER: Committed Lender	[***] By: [***], as its attorney-in-fact By: /s/[***] Name: [***] Title: [***] Commitment: $[***] Address for Notices: [***] [***]@[***].com

Signature Page to Warehouse Agreement

TYPE OF LENDER: Conduit Lender	[***] By: [***], as its attorney-in-fact By: /s/[***] Name: [***] Title: [***] Address for Notices: [***] [***]@[***].com

Signature Page to Warehouse Agreement

SCHEDULE A

CONDUIT SUPPLEMENT

Lender Group:	[***]
Agent:	[***]
Address for Notices:	[***]
Wire Information:	[***]
Conduit Lender:	[***]
Maximum Loan Amount:	$200,000,000
Address for Notices and Investing Office:	[***]
Wire Information:	[***]
Committed Lender:	[***]

Commitment:	$200,000,000
Address for Notices and Investing Office:	[***]
Wire Information:	[***]
Liquidity Provider:	[***]
Address for Notices and Investing Office:	[***] [***]@[***].com
Wire Information:	[***]
“Cost of Funds Rate”:

With respect to any Interest Period (or portion thereof), the per annum rate calculated to yield the “weighted average cost” (as defined below) for such Interest Period (or portion thereof) in respect to Commercial Paper Notes issued by such Conduit Lender on or after March 31, 2020; provided, however, that if any component of such rate is a discount rate, in calculating the Cost of Funds Rate for such Interest Period (or portion thereof), the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum shall be used

SA-146

in calculating such component. As used in this definition, “weighted average cost” for any Interest Period (or portion thereof) means the sum (without duplication) of (i) the actual interest accrued during such Interest Period (or portion thereof) on outstanding Commercial Paper Notes issued by such Conduit Lender on or after March 31, 2020 (excluding any Commercial Paper Notes issued to and held by [***] or any affiliate thereof, other than such Commercial Paper Note held as part of the market making activities of Conduit Lender’s Commercial Paper Note dealer), (ii) the commissions of placement agents and dealers in respect of such Commercial Paper Notes, (iii) any note issuance costs attributable to such Commercial Paper Note not constituting dealer fees or commissions, expressed as an annualized percentage of the aggregate principal component thereof, (iv) the actual interest accrued during such Interest Period (or portion thereof) on other borrowings by such Conduit Lender (as determined by its Managing Agent), including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market, which may include loans from Conduit Lender’s Managing Agent or its affiliates (such interest rate not to exceed, on any day, the Federal Funds Effective Rate in effect on such day plus 0.50%), and (v) incremental carrying costs incurred with respect to Commercial Paper Notes maturing on dates other than those on which corresponding funds are received by such Conduit Lender, minus any accrual of income net of expenses received from investment of collections received under all receivable purchase facilities funded substantially with Commercial Paper Notes.

SA-147

SCHEDULE B

ELIGIBLE RECEIVABLE CRITERIA

An “Eligible Receivable” means a Receivable as to which all of the following conditions are satisfied:

(1)
which is payable in Dollars in the United States and with respect to which, at the time of origination, the related Obligor provided as its most recent billing address an address located in the United States or one of its territories;
(2)
with respect to which the related Obligor is not the Originator, an Affiliate of the Originator, an employee of the Originator or any Affiliate of the Originator, the U.S. government or any State or any agency, department or instrumentality of the U.S. government or any State or other government entity;
(3)
with respect to which if the primary Obligor has a credit bureau score obtained from Fair-Isaacs Corporation, Experian, Equifax of TransUnion LLC, the score is at least [***];
(4)
which (i) if a Vroom Receivable, had an original Principal Balance of not less than $[***] and not more than $[***] or (ii) if not a Vroom Receivable, had an original Principal Balance of not less than $[***] and not more than $[***], and the related Obligor is required to make payments to the Post Office Boxes or the Local Bank Account under the control of the Servicer;
(5)
which had a first Scheduled Payment due no more than 60 days after the date of origination of the related Contract and, at the time of inclusion in the Collateral, the first Scheduled Payment was not past due; provided, that no funds have been advanced by the Originator, the Borrower, the related Dealer, any of their respective Affiliates or any other Person in respect of making such first Scheduled Payment;
(6)
which is not a Defaulted Receivable (a) at the time such Receivable first becomes part of the Collateral or (b) as of the related Cutoff Date;
(7)
which no more than [***]% of any related Scheduled Payment is more than [***] days past due at the time such Receivable first becomes part of the Collateral and, in the case of any Portfolio Purchase Receivables, on the date of any Securitization prepayment;
(8)
which was sold and originated in the United States in the ordinary course of the Originator’s business pursuant to a transaction constituting a bona fide sale, which was created as a result of an advance by the Originator in the ordinary course of its business, directly to or for the benefit of an Obligor for the retail purchase or refinancing of the Financed Vehicle and which, to the best of the Borrower’s knowledge, was originated without fraud or misrepresentation;

(9)
with respect to which the related Contract satisfies in all material respects the requirements of the Credit and Collection Policy as in effect as of the related Cutoff Date, was underwritten by the Originator in accordance with the Credit and Collection Policy, which shall have complied with, at the time of its origination, and shall remain in compliance with, all Requirements of Law, including all consumer protection laws;
(10)
as to which the Borrower will have good and marketable title thereto and as to which there is no Lien (other than Liens arising pursuant to the related Receivable) against the related Financed Vehicle, and as to which at any time, the Administrative Agent, for the benefit of the Secured Parties, shall have a valid and perfected first priority security interest, free and clear of all Liens and rights of others;
(11)
which provides for level monthly payments (provided that the payment in the first and last months of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed and yield interest, calculated in accordance with the Simple Interest Method, at the related APR over its original term of no fewer than [***] months and no more than [***] months;
(12)
which, when taken together with all other Receivables that are Eligible Receivables, does not cause the weighted average APR of all Receivables that are Eligible Receivables to be less than [***]%.
(13)
which, except in the case of a Portfolio Purchase Receivable, has a C-Score;
(14)
which (i) if not a Portfolio Purchase Receivable, has a maximum original term to maturity of [***] months or less, or (ii) if a Portfolio Purchase Receivable, has a maximum original term to maturity of [***] months or less;
(15)
which provides for, in the event that such Receivable is prepaid by the Obligor, a prepayment that fully pays the Principal Balance of such Receivable and any interest accrued at the related APR through the date of prepayment;
(16)
which was originated in the United States by the Originator a Dealer approved by the Originator and which was sold to the Originator pursuant to a Dealer Agreement and sold to the Borrower by the Originator pursuant to the Purchase Agreement;
(17)
with respect to which (a) the related Financed Vehicle was purchased with the proceeds of such Receivable, (b) to the knowledge of the Borrower, all accessories and optional equipment are described in the related Contract and (c) at the time of origination of the related Contract, such Financed Vehicle was not designated for racing or use as a vehicle for hire or, except in the case of an Eligible Commercial Vehicle, any other commercial use;
(18)
which provides the Borrower with a clear right of repossession on the Financed Vehicle securing such Receivable and contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security;

(19)
which is not subject to any right of rescission, cancellation, set-off, claim, counterclaim or defense (including the defense of usury) of the Obligor or any proceedings pending or, to the best of the Borrower’s knowledge threatened, wherein the Obligor or any Governmental Authority has alleged the related Contract is illegal or unenforceable;
(20)
which arises pursuant to a Contract with respect to which each of the Originator and the Borrower has performed all obligations required to be performed by it thereunder, including shipment of the related Financed Vehicle in good repair, without defects and in satisfactory order and/or the performance of the services purchased thereunder and, at the time such Receivable first became part of the Collateral, neither the Originator or the Borrower had done anything to impair the rights of the Secured Parties therein;
(21)
which is secured by a valid, subsisting and enforceable first priority perfected security interest in favor of the Borrower in the related Financed Vehicle with respect to which all filings have been made, which security interest has been validly assigned by the Borrower to the Administrative Agent and with respect to which all filings necessary in any jurisdiction to give the Administrative Agent a first priority perfected security interest in such Receivable and Financed Vehicle have been made;
(22)
which arises under a Contract which has been properly executed by the parties thereto and which represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, in full force and effect, enforceable by the holder thereof in accordance with its terms, subject to the effect of Insolvency Laws affecting the enforcement of creditors’ rights generally;
(23)
with respect to which there is only one original Contract related thereto and such Contract has not been sold, transferred, assigned or pledged by the Originator to any Person other than the Borrower; and with respect to which the Originator has fulfilled all obligations to be fulfilled on its part under or in connection with the origination, acquisition and assignment of such Receivable, including giving notices or consents necessary to effect the acquisition of the Receivable and which, at the time such Receivable first became part of the Collateral, the related Contract has not been waived or modified, except in accordance with the Credit and Collection Policy;
(24)
with respect to which, at the time of origination, the related Financed Vehicle is required by the terms of the related Contract to be covered by an individual physical damage insurance policy in an amount equal to the maximum insurable value of the related Financed Vehicle or the Amount Financed and the related Contract (a) if required by applicable State law, requires such Obligor to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the related Financed Vehicle and (b) makes such Obligor liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever, subject only to such Obligor’s right of quiet enjoyment;

(25)
which constitutes “chattel paper” (including “tangible chattel paper” and “electronic chattel paper”) under and as defined in Article 9 of the UCC as then in effect in the UCC;
(26)
with respect to which the Contract evidencing such Receivable, including the description of the motor vehicle and/or services contained therein, is in all respects complete, accurate and represents the entire agreement between the Originator and the Obligor;
(27)
with respect to which the Custodian is holding the related Receivable File for the benefit of the Secured Parties;
(28)
with respect to which any compromise, extension, rebate, adjustment, amendment or modification (including by the extension of time for payment or the granting of any discounts, allowances or credits) was made as permitted by the Credit and Collection Policy and [***];
(29)
with respect to which the information set forth in the Schedule of Receivables is true and correct in all material respects as of the opening of business on the related Cutoff Date and with respect to which the Originator used no selection procedures (other than as expressly set forth in this Schedule) (a) that identified such Receivable as being less desirable or valuable than other comparable motor vehicle loans originated or acquired by the Originator or (b) for which no selection procedures adverse to the interests of the Secured Parties have been utilized;
(30)
with respect to which the related Financed Vehicle has not been repossessed from the Obligor on or prior to the related Cutoff Date;
(31)
with respect to which the sale, transfer, assignment and conveyance of by the Originator is not subject to and will not result in any Tax payable by the Originator or the Borrower to any federal, State or local government, other than those Taxes which have or will be paid by the Originator as due;
(32)
with respect to which, at the time of origination, all proceeds on the related Contract were fully disbursed and there is no requirement for future advances thereunder and all fees and expenses in connection with the origination of the Receivable have been paid;
(33)
which does not provide for the substitution, exchange or addition of any Financed Vehicle to such Receivable and with respect to which the related Financed Vehicle was properly delivered to the related Obligor in good repair, without defects and in satisfactory order;
(34)
with respect to which the Servicer holds the Certificate of Title or the application for a Certificate of Title for the related Financed Vehicle or the Servicer will obtain within 180 days of the related Cutoff Date a Certificate of Title with respect to the Financed Vehicle as to which the Servicer holds only such application;

(35)
with respect to which, the related Dealer (a) was selected by the Originator based on the Credit and Collection Policy, the Dealer’s financial operating history and record of compliance with requirements under applicable United States federal and State law, (b) is authorized to originate such Receivable for sale to the Originator and (c) has not engaged in any conduct constituting fraud or misrepresentation with respect to such Receivable;
(36)
with respect to which, at the time of origination of the related Contract, (a) the related Dealer that sold the related Contract to the Originator has entered into a Dealer Agreement and such Dealer Agreement constitutes the entire agreement between the Originator and such Dealer with respect to the sale of such Contract to the Originator, (b) such Dealer Agreement is in full force and effect and is the legal, valid and binding obligation of the Originator, (c) there have been no material defaults by the Originator under such Dealer Agreement, (d) the Originator has fully performed all of its obligations under such Dealer Agreement, (e) the Originator has not made any written statements or representations to such Dealer inconsistent with any term of such Dealer Agreement, (f) the purchase price (as specified in such Dealer Agreement, if any) for such Contract has been paid in full by the Originator, (g) there is no other payment due to such Dealer from the Originator for the purchase of such Contract, (h) such Dealer has no right, title or interest in or to such Contract, (i) there is no prior course of dealing between such Dealer and the Originator which will affect the terms of such Dealer Agreement and (j) any payment owed to such Dealer by the Originator is a corporate obligation of the Originator in the nature of a bonus for amounts collected by the Originator in excess of the purchase price for such Contract;
(37)
which, if the related Financed Vehicle is titled in the State of Texas, such Financed Vehicle is a “motor vehicle” as defined in Section 501.002 of the Texas Transportation Code;
(38)
with respect to which the related Contract has not been stamped or otherwise marked to show any interest or Lien of any other Person or any such stamp or other mark has been cancelled;
(39)
which meets such other reasonable criteria mutually agreed upon by the Borrower and the Administrative Agent from time to time;
(40)
is secured by a Financed Vehicle with a model year of [***] or later;
(41)
such Receivable was not noted in the records of the Originator or the Servicer as being the subject of any pending Insolvency Proceeding;
(42)
the assignment of such Receivable pursuant to the Purchase Agreement is valid and enforceable and does not require the consent of, or notice to, the related Obligor;
(43)
no procedures that could reasonably be expected to be adverse to the interests of the Borrower or the Lenders were utilized by the Originator in selecting such Receivable for transfer to the Borrower pursuant to the Purchase Agreement;

(44)
with respect to which, until such time as the Borrower has provided the Administrative Agent with copies of all required licenses under (a) the Maryland Vehicle Sales Finance Act, Maryland Code Annotated, Financial Institutions Sections 11-401 et seq., such Receivable may not have been originated in the State of Maryland or have an Obligor with a billing address in the State of Maryland or (b) the Pennsylvania Motor Vehicle Sales Finance Act, 69 P.S. Section 601 et seq., such Receivable may not have been originated in the State of Pennsylvania or have an Obligor with a billing address in the State of Pennsylvania;
(45)
with respect to Receivables that constitute tangible chattel paper, such tangible chattel paper is in the possession of the Servicer, and the Servicer (in its capacity as Custodian) is holding such tangible chattel paper solely on behalf and for the benefit of the Secured Parties.
(46)
with respect to Receivables that constitute electronic chattel paper, (A) the Servicer has “control” of such electronic chattel paper within the meaning of Section 9-105 of the applicable UCC and the Servicer (in its capacity as Custodian) is maintaining control of such electronic chattel paper solely on behalf and for the benefit of the Secured Parties; (B) (i) only one authoritative copy of each contract that constitutes or evidences the Receivable exists, and each such authoritative copy (a) is unique, identifiable and unalterable (other than with the participation of UACC on behalf of the Secured Parties, in the case of an addition or change of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision) and (b) has been communicated to and is maintained by the Servicer or a third party provider acting on behalf of UACC, (ii) the authoritative copy of the related Contract identifies only UACC as the assignee thereof, (iii) each copy of the authoritative copy of the related Contract and any copy of a copy are readily identifiable as copies that are not the authoritative copy and (iv) the Receivable has been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each Contract that constitutes or evidences the Receivable must be made with the participation of UACC on behalf of the Secured Parties and (b) all revisions of the authoritative copy of each Contract that constitute or evidence the Receivable must be readily identifiable as to an authorized or unauthorized revision and (C) the Administrative Agent and the Lenders shall have received an opinion of [***], in form and substance acceptable to the Administrative Agent, regarding UACC’s “control” (within the meaning of Section 9-105 of the UCC) of Contracts that constitute “electronic chattel paper” (as defined in the UCC).
(47)
to the extent that any Receivable that constitutes electronic chattel paper has been converted from tangible chattel paper, each of the following is true: (a) prior to such conversion to an electronic chattel paper, UACC or its agents had sole possession of such tangible chattel paper; (b) upon conversion or within 30 days after such conversion, each such tangible chattel paper was destroyed; (c) the destruction of such tangible chattel paper was conducted by UACC or a third party on behalf of UACC; (d) the destruction of such tangible chattel paper is evidenced in a manner that is satisfactory to the Administrative Agent, whether by visual recording or certification of such third party or by any other means, and that such evidence is delivered to or made available to the Administrative

Agent; and (e) at the time of or before such destruction of the tangible chattel paper, the applicable electronic chattel paper satisfied all of the requirements of paragraph 46 above.

SCHEDULE C

SCHEDULE OF RECEIVABLES

(Original delivered to the Administrative Agent)

SCHEDULE D

LOCATION OF RECEIVABLE FILES

United Auto Credit Corporation

1071 Camelback Street

Newport Beach, California 92660

[***]

SCHEDULE E

SCHEDULE OF DOCUMENTS

[Closing Checklist to be Attached]

SCHEDULE F

ELIGIBLE COMMERCIAL VEHICLE CRITERIA

[***]

i.
[***]
1.
[***]
2.
[***]
3.
[***]
4.
[***]
5.
[***]
6.
[***]
ii.
[***]
iii.
[***]

SCHEDULE G

PORTFOLIO PURCHASE RECEIVABLES

EXHIBIT A

Form of Funding Request

____________, 201_

[***]

[***]

Attention: Asset-Backed Securities Conduit Group

[***]

Re: UACC Auto Financing Trust IV Warehouse Agreement

Ladies and Gentlemen:

The undersigned is a Responsible Officer of UACC Auto Financing Trust IV (the “Borrower”) and is authorized to execute and deliver this Funding Request on behalf of the Borrower pursuant to the Warehouse Agreement, dated as of November 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among the Borrower, United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the Lenders from time to time party thereto, the Agents from time to time party thereto, and [***], as administrative agent. Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Warehouse Agreement.

The Borrower hereby requests that a Loan be made under the Warehouse Agreement on __________, ____ in the amount of $__________.

In connection with the foregoing, the undersigned hereby certifies, on behalf of the Borrower, as follows:

(1)
As of the date hereof, the Borrowing Base and the Maximum Borrowing Base (each calculated as of the previous Determination Date, or the later of, with respect to Receivables added to the Collateral following such Determination Date, but prior to or on such date of determination, the related Cutoff Date) is __________ and _________, respectively. Attached to this Funding Request is a true, complete and correct calculation of each of the Borrowing Base and the Maximum Borrowing Base and all components thereof.
(2)
All of the conditions applicable to the requested Loan as set forth in the Warehouse Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan, including:

(a)
each of the representations and warranties contained in Article Five of the Warehouse Agreement are true and correct in all respects on and as of the date hereof, before and after giving effect to the Loan and to the application of the proceeds therefrom as though made on and as of the date hereof;
(b)
no event has occurred, or would result from such Loan or from the application of the proceeds therefrom, which constitutes a Termination Event;
(c)
the Borrower is in material compliance with each of its covenants set forth in the Warehouse Agreement; and
(d)
to the best of the Borrower’s knowledge, no event has occurred which constitutes a Servicer Termination Event.
(3)
The requested Loan will not, on the Funding Date, exceed the Available Amount and the requested Loan, together with the Loans Outstanding, will not, on the Funding Date, exceed the Maximum Borrowing Base.
(4)
The Collateral Coverage Ratio, (a) on any Funding Date, after giving effect to the inclusion of the Receivables being added to the Collateral on such Funding Date, is equal to ____%, which is equal to or less than the Weighted Average Advance Rate on such Funding Date, or (b) on the date of any Reborrowing, is equal to ___%, which is equal to or less than the Weighted Average Advance Rate on such date.
(5)
Attached hereto is a true, correct and complete Schedule A to the Purchase Agreement, reflecting all Receivables which will become part of the Collateral on the Funding Date, each Receivable reflected thereon being an Eligible Receivable.
(6)
The Cutoff Date with respect to the Receivables is , 201 .
(7)
Prior to and after giving effect to the requested Loan, the Borrower is Solvent.

UACC AUTO FINANCING TRUST IV

By: UNITED AUTO CREDIT CORPORATION, as Attorney-In-Fact

By:

Name:
Title:

A-161

EXHIBIT B

FORM OF NOTE

[Date]

FOR VALUE RECEIVED, the undersigned, UACC AUTO FINANCING TRUST IV, a Delaware statutory trust (the “Borrower”), promises to pay to the order of [***], as agent for the Lenders (the “Administrative Agent”), at the office of the Administrative Agent set forth in the Warehouse Agreement, dated as of November 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”) among the Borrower, United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the Lenders named therein, the Agents named therein and the Administrative Agent, on the Termination Date, in lawful money of the United States of America and in immediately available funds, the principal amount of [***] Dollars ($[***]), or, if less, such Lender’s Invested Percentage of the Loans Outstanding under the Warehouse Agreement, and to pay interest at such office, in like money, from the date hereof on the unpaid principal amount of such Lender’s Invested Percentage of the Loans from time to time outstanding at the rates and on the dates specified in the Warehouse Agreement.

The Administrative Agent is authorized to record, on the schedules annexed hereto and made a part hereof or on other appropriate records, the date and the amount each Lender’s Invested Percentage of each Loan made under the Warehouse Agreement, each continuation thereof, the funding period for such Loan and the date and amount of each payment or prepayment of principal thereof. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of the Administrative Agent to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Warehouse Agreement in respect of the Loans or each Lender’s Invested Percentage thereof.

This Note is one of the Notes referred to in the Warehouse Agreement, and is entitled to the benefits thereof. Capitalized terms used herein and defined herein have the meanings given them in the Warehouse Agreement. This Note is subject to periodic pay-downs, and optional and mandatory prepayment as provided in the Warehouse Agreement.

Upon the occurrence of a Termination Event, the Administrative Agent, on behalf of the Secured Parties, shall have all of the remedies specified in the Warehouse Agreement. The Borrower hereby waives presentment, demand, protest and all notices of any kind.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

UACC AUTO FINANCING TRUST IV,

as Borrower

By: [***] not in its individual capacity but solely as Owner Trustee

By: /s/[***]

Name: [***]
Title: [***]

B-163

Schedule 1 to
Note

Invested Percentage of Loans	Interest on Loans	Payments on Loans	Notation by Date

B-164

EXHIBIT C

FORM OF ASSIGNMENT AND ACCEPTANCE

Dated __________, 201

Reference is made to the Warehouse Agreement, dated as of November 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among UACC Auto Financing Trust IV, as borrower, United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the lenders from time to time parties thereto and the agents from time to time parties thereto, and [***], as administrative agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Warehouse Agreement.

__________________ (the “Assignor”) and ___________________ (the “Assignee”) agree as follows:

1.
The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor’s rights and obligations under the Warehouse Agreement as of the date hereof which represents the percentage interest specified in Section 1 of Schedule 1 of all outstanding rights and obligations of the Assignor under the Warehouse Agreement, including such interest in the Commitment of the Assignor and the Lender Advances made by the Assignor. After giving effect to such sale and assignment, the Commitment and the amount of Lender Advances made by the Assignee will be as set forth in Section 2 of Schedule 1.
2.
The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien.
3.
The Assignor and the Assignee confirm to and agree with each other and the other parties to Warehouse Agreement that: (i) other than as provided herein, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Warehouse Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Warehouse Agreement or any other instrument or document furnished pursuant thereto; (ii) the Assignee confirms that it has received a copy of the Warehouse Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iii) the Assignee will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender party to the Warehouse Agreement and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Warehouse Agreement; (iv) the Assignor and the Assignee confirm that the Assignee is an Eligible Assignee; (v) the Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; (vi) the Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Warehouse Agreement are required to be performed by it as a Lender, including the confidentiality provisions of Article Thirteen; and (vii) this Assignment and Acceptance meets all other requirements for such an Assignment and Acceptance set forth in Article Thirteen of the Warehouse Agreement.
4.
Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance. The effective date of this Assignment and Acceptance (the “Assignment Date”) shall be the date of acceptance thereof by the Administrative Agent, unless a later date is specified in Section 3 of Schedule 1.
5.
The Assignor and the Assignee agree to reimburse the Administrative Agent for all reasonable fees, costs and expenses (including reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) incurred by the Administrative Agent in connection with this Assignment and Acceptance.
6.
Upon such acceptance by the Administrative Agent, the Assignee shall be a party to the Warehouse Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, provided, however, that the Assignor shall, to the extent such rights have been assigned by it under this Assignment and Acceptance, relinquish its assigned rights and be released from its assigned obligations under the Warehouse Agreement (and, in the case of an Assignment and Acceptance coving all or the remaining portion of an assigning Assignor’s rights and obligations under the Warehouse Agreement, Assignor shall cease to be a party thereto).
7.
Upon such acceptance by the Administrative Agent, from and after the Assignment Date, the Administrative Agent shall make, or cause to be made, all payments under the Warehouse Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Warehouse Agreement for periods prior to the Assignment Date directly between themselves.
8.
THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Acceptance and Assignment as of the __ day of ________, 201 .

_______________, as Assignor

By:

Name:
Title:

_______________, as Assignee

By:

Name:
Title:

cc:

UACC Auto Financing Trust [***]

a copy to:
United Auto Credit Corporation
1071 Camelback Street
Newport Beach, California 92660
Attention: [***]
Telephone No.: [***]
Email: [***]

Schedule 1
to
Assignment and Acceptance
Dated _________, 201

Section 1.
Percentage Interest:	________%
Section 2.
Assignee’s Commitment:	$_____________
Aggregate Lender Advances Owing to the Assignee:	$_____________
Section 3.
Assignment Date: _____________, 201

EXHIBIT D

[***]

EXHIBIT E

FORM OF POWER OF ATTORNEY

This Power of Attorney (this “Power of Attorney”) is executed and delivered by UACC Auto Financing Trust IV (“Grantor”) to [***], as Administrative Agent (“Attorney”), pursuant to the Warehouse Agreement, dated as of November 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among UACC Auto Financing Trust IV, as borrower (the “Borrower”), United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the lenders from time to time parties thereto, the agents from time to time parties thereto, and [***], as administrative agent. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Warehouse Agreement.

No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. This Power of Attorney is coupled with an interest and may not be revoked or canceled by Grantor until all Aggregate Unpaids have been indefeasibly paid in full.

Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in Attorney’s own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the Warehouse Agreement, and, without limiting the generality of the foregoing, hereby grants to Attorney the power and right, on its behalf, without notice to or assent by it, upon the occurrence and during the continuance of any Termination Event, to do the following: (a) exercise all rights and privileges of Grantor under the Purchase Agreement (including each Transfer Agreement); (b) pay or discharge any taxes, Liens or other encumbrances levied or placed on or threatened against Grantor or Grantor’s property; (c) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that it is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (d) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor’s property; (e) sell, transfer, pledge, make any agreement with respect to or otherwise deal with, any of Grantor’s property, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney’s request, any reports required to be prepared by or on behalf of Grantor under the Warehouse Agreement or any other Basic Document, all as though Attorney were the absolute owner of its property for all purposes, and to do, at Attorney’s option and Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon its property or assets and the Liens of the Administrative Agent, as agent for the Secured Parties thereon, all as fully and effectively as it might do. Grantor hereby ratifies, to the extent permitted by Applicable Law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor as of this __ day of November 2013.

UACC AUTO FINANCING TRUST IV

By: [***], not in its individual capacity but solely as Owner Trustee

By:

Name:
Title:

Sworn to and subscribed before

me this __ day of November 2013

_____________________________________

Notary Public

[NOTARY SEAL]

E-171

EXHIBIT F

[***]

[***]

EXHIBIT G

FORM OF RELEASE OF DOCUMENTS

__________, 201

[Custodian]

Attention:

Re: UACC Auto Financing Trust IV Warehouse Agreement

Ladies and Gentlemen:

Reference is made to the Warehouse Agreement, dated as of November 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among UACC Auto Financing Trust IV, as borrower, United Auto Credit Corporation, as servicer (the “Servicer”) and as custodian, [***], as backup servicer and account bank, the lenders from time to time parties thereto, the agents from time to time parties thereto and [***], as administrative agent (the “Administrative Agent”).

The undersigned, in its capacity as Servicer under the Warehouse Agreement, hereby requests (check one):

______ that the Custodian release to the Servicer the Receivable Files or other documents set forth on Schedule A to this Release of Documents. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Administrative Agent in accordance with the terms of the Warehouse Agreement and the Servicer agrees to return to the Custodian the Receivable File or other such documents when the Servicer’s need therefor no longer exists.

______ that the Custodian permanently release to the Servicer the Receivable Files or other documents set forth on Schedule B to this Release of Documents and the Servicer certifies with respect to such Receivable Files that the related Receivable has been liquidated, prepaid or repaid and that all amounts received in connection with such liquidated Receivable have been credited to the Collection Account as provided in the Warehouse Agreement.

Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed thereto in the Warehouse Agreement.

The undersigned has executed this Release of Documents as of the date first written above.

UNITED AUTO CREDIT CORPORATION

By:

Name:
Title:

AGREED AND ACCEPTED:

,

as Custodian

By:

Name:
Title:

G-174

EXHIBIT H

FORM OF RECEIVABLE RECEIPT

__________, 201

[***]

[***]

Attention: Asset-Backed Securities Conduit Group

Re: UACC Auto Financing Trust IV Warehouse Agreement

Ladies and Gentlemen:

Reference is made to the Warehouse Agreement, dated as of November 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among UACC Auto Financing Trust IV, as borrower, United Auto Credit Corporation (“UACC”), as servicer and as custodian (in such capacity, the “Custodian”), [***], as backup servicer and account bank, the lenders from time to time parties thereto, the agents from time to time parties thereto and [***], as administrative agent (the “Administrative Agent”).

The undersigned, on behalf of UACC, in its capacity as Custodian under the Warehouse Agreement, hereby acknowledges (i) delivery of the executed original counterpart of the Contracts set forth on Schedule 1 hereto, evidencing the related Receivables and (ii) stating that the executed original counterparts of the Contracts set forth on Schedule 2 hereto have not been delivered to the Custodian or are mutilated or damaged in any material respect.

Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed thereto in the Warehouse Agreement.

UNITED AUTO CREDIT CORPORATION,
as Custodian

By:

Name:
Title:

Schedule 1
To Receivable Receipt

H-176

Schedule 2
To Receivable Receipt

H-177

EXHIBIT I

Authorized Representatives

[Attached]